                                                                   Exhibit 10.58

                                 $160,000,000

                             AMENDED AND RESTATED
                        MULTICURRENCY CREDIT AGREEMENT

                          Dated as of March 12, 1998
                          and as amended and restated
                              as of July 7, 1998

                                     among

                              IMPAC GROUP, INC.,

                               AGI INCORPORATED,

                               KLEARFOLD, INC.,

                           BANK OF AMERICA NATIONAL
                         TRUST & SAVINGS ASSOCIATION,

                                   as Agent

                                      and

                         Letter of Credit Issuing Bank

                                      and

                              Swing Line Lender,

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                  Arranged By

                        BANCAMERICA ROBERTSON STEPHENS

                               TABLE OF CONTENTS

Section                                                                                        Page
ARTICLE I DEFINITIONS.......................................................................      2
1.01   Certain Defined Terms................................................................      2
1.02   Other Interpretive Provisions........................................................     38
1.03   Accounting Principles................................................................     39

ARTICLE II THE CREDITS......................................................................     40
2.01   Amounts and Terms of Commitment......................................................     40
       (a)  Term Loan A.....................................................................     40
       (b)  Term Loan B.....................................................................     40
       (c)  The Revolving Credit............................................................     40
       (d)  Specified L/C Loans.............................................................     41
       (e)  Swing Line Loans................................................................     41
2.03   Procedure for Borrowing..............................................................     44
2.04   Conversion and Continuation Elections for Revolving Loans............................     46
2.05   Voluntary Termination or Reduction of Commitments....................................     48
2.06   Optional Prepayments of Loans........................................................     48
2.07   Termination of Commitments; Mandatory Prepayments of Loans; Mandatory
       Commitment Reductions................................................................     49
2.08   Repayment of Loans...................................................................     53
2.10   Fees.................................................................................     54
       (a)  Agency Fees.....................................................................     55
       (b)  Commitment Fees.................................................................     55
       (c)  Term Loan Commitment Fees.......................................................     55
2.11   Computation of Fees and Interest.....................................................     56
2.12   Payments by the Credit Parties.......................................................     56
2.13   Payments by the Lenders to the Agent.................................................     57
2.14   Sharing of Payments, Etc.............................................................     57
2.15   Utilization of Commitments in Offshore Currencies....................................     58

ARTICLE III THE LETTERS OF CREDIT, BANK GUARANTEE...........................................     60
3.01   The Letter of Credit Facility and Bank Guarantee.....................................     60
3.02   Issuance, Amendment and Renewal of Letters of Credit.................................     62
3.03   Risk Participations, Drawings, Specified L/C Loans, L/C Borrowings,
       Revolving Loans and Reimbursements...................................................     64
3.04   Repayment of Participations..........................................................     72
3.05   Role of the Issuing Bank.............................................................     72
3.06   Obligations Absolute.................................................................     73
3.07   Cash Collateral Pledge...............................................................     74

Section                                                                                        Page
3.08   Letter of Credit Fees................................................................     74
3.09   Uniform Customs and Practice.........................................................     75

ARTICLE IV TAXES, YIELD PROTECTION AND ILLEGALITY...........................................     75
4.01   Taxes................................................................................     75
4.02   Illegality...........................................................................     76
4.03   Increased Costs and Reduction of Return..............................................     77
4.04   Funding Losses.......................................................................     78
4.05   Inability to Determine Rates.........................................................     79
4.06   Reserves on Offshore Rate Loans......................................................     79
4.07   Certificates of Lenders..............................................................     79
4.08   Substitution of Lenders..............................................................     80
4.09   Survival.............................................................................     80

ARTICLE V CONDITIONS PRECEDENT..............................................................     81
5.01   Conditions to Announcement Date......................................................     81
       (a)  Credit Agreement and Notes......................................................     81
       (b)  Resolutions; Incumbency.........................................................     81
       (c)  Organization Documents; Good Standing...........................................     81
       (d)  Legal Opinions..................................................................     82
       (e)  Payment of Fees.................................................................     82
       (f)  Certificate.....................................................................     82
       (g)  Press Release...................................................................     82
       (h)  Collateral Documents............................................................     83
       (i)  Amendments to Prior Loan Document...............................................     83
       (j)  Consent Solicitation............................................................     84
       (k)  Currency Fluctuations Protection................................................     84
       (l)  Environment Review..............................................................     84
       (m)  Indenture Certificate...........................................................     84
       (n)  Pro Forma Balance Sheet; Projections; and Financials............................     84
       (o)  Equity Documents................................................................     85
       (p)  Solvency Certificates...........................................................     85
5.02   Conditions of Initial Funding Date...................................................     85
       (a)  Bring Down Certificate..........................................................     85
       (b)  Lender Payoff Letter............................................................     85
       (c)  Solvency Certificates...........................................................     86
       (d)  Applicable Margin Certificate...................................................     86
       (e)  Senior Subordinated Note Documents..............................................     86
       (f)  Equity Investment...............................................................     86
       (g)  Completion of Offer.............................................................     87
5.03        Conditions to All Credit Extensions.............................................     87

Section                                                                                        Page
       (a)  Notice, Application.............................................................     87
       (b)  Continuation of Representations and Warranties..................................     87
       (c)  No Existing Default.............................................................     88

ARTICLE VI REPRESENTATIONS AND WARRANTIES...................................................     88
6.01   Corporate Existence and Power........................................................     88
6.02   Corporate Authorization; No Contravention............................................     89
6.03   Governmental Authorization...........................................................     89
6.04   Binding Effect.......................................................................     89
6.05   Litigation...........................................................................     91
6.06   No Default...........................................................................     91
6.07   ERISA Compliance.....................................................................     91
6.08   Use of Proceeds; Margin Regulations..................................................     92
6.09   Title to Properties..................................................................     92
6.10   Taxes................................................................................     92
6.11   Financial Condition..................................................................     92
6.12   Environmental Matters................................................................     93
6.13   Collateral Documents.................................................................     93
6.14   Regulated Entities...................................................................     95
6.15   No Burdensome Restrictions...........................................................     95
6.16   Solvency.............................................................................     95
6.17   Labor Relations......................................................................     95
6.18   Copyrights, Patents, Trademarks and Licenses, etc....................................     95
6.19   Capitalization; Subsidiaries.........................................................     96
6.20   Broker's; Transaction Fees...........................................................     96
6.21   Insurance............................................................................     96
6.22   Swap Obligations.....................................................................     96
6.23   Full Disclosure......................................................................     97
6.24   Subordination Provisions.............................................................     97
6.25   Transaction Agreements...............................................................     97
6.26   Year 2000 Compliance.................................................................     97

ARTICLE VII AFFIRMATIVE COVENANTS...........................................................     98
7.01   Financial Statements.................................................................     98
7.02   Certificates; Other Information......................................................     99
7.03   Notices..............................................................................     99
7.04   Preservation of Corporate Existence, etc.............................................    101
7.05   Maintenance of Property..............................................................    101
7.06   Insurance............................................................................    101
7.07   Payment of Obligations...............................................................    101
7.08   Compliance with Laws.................................................................    102

Section                                                                                        Page
7.09   Compliance with ERISA................................................................    102
7.10   Inspection of Property and Books and Records.........................................    102
7.11   Environmental Laws...................................................................    102
7.12   Use of Proceeds......................................................................    103
7.13   Solvency.............................................................................    103
7.14   Further Assurances...................................................................    103
7.15   Foreign Subsidiaries Security........................................................    104
7.16   The Offer............................................................................    105
7.17   Interest Rate Protection.............................................................    108
7.18   Mortgages............................................................................    108
7.19   Bidco Holding and Bidco Capitalization...............................................    109

ARTICLE VIII NEGATIVE COVENANTS.............................................................    109
8.01   Limitation on Liens..................................................................    109
8.02   Disposition of Assets................................................................    111
8.03   Acquisitions, Consolidations and Mergers.............................................    112
8.04   Loans and Investments................................................................    113
8.05   Limitation on Indebtedness...........................................................    115
8.06   Transactions with Affiliates.........................................................    116
8.07   Use of Proceeds......................................................................    116
8.08   Contingent Obligations...............................................................    116
8.09   Joint Ventures; Foreign Assets; New Subsidiaries.....................................    117
8.10   Lease Obligations....................................................................    117
8.11   Restricted Payments; No Permitted Restrictions for Subsidiaries......................    118
8.12   ERISA................................................................................    119
8.13   Change in Business...................................................................    119
8.14   Accounting Changes...................................................................    121
8.15   Total Leverage Ratio.................................................................    121
8.16   Senior Leverage Ratio................................................................    121
8.17   Interest Coverage Ratio..............................................................    122
8.18   Fixed Charge Coverage Ratio..........................................................    122
8.19   [Intentionally Omitted]..............................................................    122
8.20   Amendments to Organization Documents, Subordinated Debt, IRB Debt;
       Equity Document, Bidco Loan Notes; No Preferred Stock................................    122
8.21   Intercompany Loans...................................................................    124
8.22   Target Operations....................................................................    125

ARTICLE IX EVENTS OF DEFAULT................................................................    125
9.01   Event of Default.....................................................................    125
       (a)  Non-Payment.....................................................................    125
       (b)  Representation or Warranty......................................................    126

Section                                                                                        Page
       (c)  Specific Defaults...............................................................    126
       (d)  Other Defaults..................................................................    126
       (e)  Cross-Default...................................................................    126
       (f)  Insolvency......................................................................    127
       (g)  Involuntary Proceedings.........................................................    127
       (h)  ERISA...........................................................................    127
       (i)  Monetary Judgments..............................................................    127
       (j)  Non-Monetary Judgments..........................................................    128
       (k)  Collateral......................................................................    128
       (l)  Change of Control...............................................................    128
       (m)  Guaranty Defaults...............................................................    128
       (n)  Invalidity of Subordination Provisions..........................................    128
       (o)  Cross Default to IRBs...........................................................    128
       (p)  Collateral Documents............................................................    129
       (q)  Relevant Event of Default.......................................................    129
9.02   Relevant Events of Default with respect to Offer.....................................    129
9.03   Remedies.............................................................................    130
9.04   Rights Not Exclusive.................................................................    132
9.05   Permitted Swap Contract Remedies.....................................................    132

ARTICLE X THE AGENT.........................................................................    132
10.02  Delegation of Duties.................................................................    133
10.03  Liability of Agent...................................................................    133
10.05  Notice of Default....................................................................    134
10.06  Credit Decision......................................................................    134
10.07  Indemnification of Agent.............................................................    135
10.08  Agent in Individual Capacity.........................................................    135
10.09  Successor Agent......................................................................    137
10.10  Withholding Tax......................................................................    137
10.11  Collateral Matters...................................................................    138
10.12  Agent as English Trustee.............................................................    139

ARTICLE XI MISCELLANEOUS....................................................................    140
11.01  Amendments and Waivers...............................................................    140
11.03  No Waiver; Cumulative Remedies.......................................................    142
11.04  Costs and Expenses...................................................................    142
11.05  Company Indemnification..............................................................    142
11.06  Payments Set Aside...................................................................    143
11.07  Successors and Assigns...............................................................    143
11.08  Assignments, Participations, etc.....................................................    143
11.09  Confidentiality......................................................................    145

Section                                                                                        Page
11.10  Set-off..............................................................................    146
11.11  Automatic Debits of Fees.............................................................    146
11.12  Notification of Addresses, Lending Offices, etc......................................    146
11.13  Counterparts.........................................................................    146
11.14  Severability.........................................................................    147
11.15  No Third Parties Benefited...........................................................    147
11.17  Waiver of Jury Trial.................................................................    148
11.18  Entire Agreement.....................................................................    148
11.19  Agent for Service of Process.........................................................    149
11.20  Judgment Currency....................................................................    149
11.21  Amendment and Restatement............................................................    149

SCHEDULES

Schedule 1(a)       Reserve Asset Costs
Schedule 1(b)       Target UK Subsidiaries
Schedule 2.01       Commitments
Schedule 2.08(d)    Term Loan Amortization
Schedule 6.05       Litigation
Schedule 6.11       Permitted Liabilities
Schedule 6.12       Environmental Matters
Schedule 6.18       Exceptions to Title for Intellectual Property
Schedule 6.19       Capitalization, Subsidiaries and Minority Interest
Schedule 6.20       Brokers' and Transaction Fees
Schedule 8.01       Existing Liens
Schedule 8.04       Existing Investments
Schedule 8.05       Existing Indebtedness
Schedule 8.06       Affiliate Transactions
Schedule 8.08       Contingent Obligations
Schedule 11.02      Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A      Form of Notice of Borrowing
Exhibit B      Form of Notice of Conversion/Continuation
Exhibit C      Form of Compliance Certificate
Exhibit D-1    Form of Legal Opinion of Bingham Dana LLP
Exhibit D-2    Form of Legal Opinion of Kleinboard, Bell & Becker LLP
Exhibit D-3    Form of Legal Opinion of Sonnenschein Nath & Rosenthal
Exhibit D-4    Form of Legal Opinion of Simmons & Simmons
Exhibit D-5    Form of Legal Opinion of Allen & Overy
Exhibit E      Form of Assignment and Acceptance
Exhibit F-1    Form of Amended and Restated Revolving Note
Exhibit F-2    Form of Amended and Restated Specified L/C Loan Note
Exhibit F-3    Form of Term Loan A Note
Exhibit F-4    Form of Term Loan B Note
Exhibit F-5    Form of Swing Line Note
Exhibit G      AGI Letter of Credit
Exhibit H      Klearfold Letter of Credit
Exhibit I      AGI Pledge and Security Agreement
Exhibit J      Form of Special Funding Procedures Letter
Exhibit K      Form of Borrowing Base Certificate
Exhibit L-1    Form of Solvency Certificate - Company and L/B Borrowers
Exhibit L-2    Form of Solvency Certificate - Bidco Holding and Bidco
Exhibit M      Form of Solvency Certificate - Target and Target Subsidiaries

                             AMENDED AND RESTATED
                        MULTICURRENCY CREDIT AGREEMENT
                        ------------------------------


     This AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT is entered into as of March 12, 1998 and as amended and restated as of July7, 1998, among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an
                                          -------
Illinois corporation ("AGI"), KLEARFOLD, INC., a Pennsylvania corporation
                       ---
("Klearfold", and together with AGI, each a "L/C Borrower" and collectively, the
  ---------                                  ------------
"L/C Borrowers"), the several financial institutions from time to time party to
 -------------
this Agreement (collectively, the "Lenders"; individually, a "Lender"), and Bank
                                   -------                    ------
of America National Trust & Savings Association, as letter of credit issuing bank and as agent for the Lenders.;


                                   RECITALS

     WHEREAS, the Company (such term and each other capitalized term used but not defined in this preamble having the meaning assigned to such terms in
Article I), through IMPAC Europe Public Limited Company, a public limited
---------
liability company incorporated under the laws of England and Wales and a Wholly-Owned Subsidiary of the Company ("Bidco"), intends to acquire Tinsley Robor PLC,
                                  -----
a public limited liability company incorporated under the laws of England and Wales ("Target"), pursuant to (a) an Offer by Bidco for all the outstanding
        ------
shares of Target's capital stock, followed by a compulsory squeeze out of the remaining shareholders of Target pursuant to Section 428-430F of the Companies Act (the "Squeeze-Out") pursuant to which (i) Target will become a Wholly-Owned
          -----------
Subsidiary of Bidco and (ii) all holders of shares of capital stock of Target (other than those acquired pursuant to the Offer) will be entitled to receive cash consideration, and in certain circumstances promissory notes, for their shares.

     WHEREAS, in connection therewith, the Company and the L/C Borrowers desire to amend and restate the terms and provisions of the Credit Agreement dated as of March 12, 1998 (the "Prior Loan Document"), among the Company, the L/C
                        -------------------
Borrowers, the existing lenders thereunder and the Agent, in the form hereof in order, among other things, to permit the Offer and the Transaction and to provide for the other Loans permitted hereby.

     WHEREAS, in connection with the transactions referenced above, the Lenders have agreed to make available to the Company a multicurrency revolving credit facility, with a letter of credit and guaranty subfacility and a Sterling swing line subfacility, and two term loan facilities, and to make available to the L/C Borrowers a letter of credit facility upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                 ARTICLE I

                                 DEFINITIONS.

    1.01  Certain Defined Terms.
          ---------------------

          The following terms have the following meanings:

          "Acquisition" means any transaction or series of related transactions
           -----------
(other than the Transaction) for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b)the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c)a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or its Subsidiary is the surviving entity.

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise, but shall with respect to a Credit Party specifically exclude BofA.

          "Agent" means BofA in its capacity as agent for the Lenders hereunder,
           -----
or any successor agent arising under Section 10.09.
                                     -------------

          "Agent-Related Persons" means BofA and any successor agent arising
           ---------------------
under Section 10.09 or any successor letter of credit issuing bank or Swing Line
      -------------
lender hereunder, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in- fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth on
          ----------------------
Schedule 11.02 or such other address as the Agent may from time to time specify.
--------------

          "AGI" means AGI Incorporated, an Illinois corporation.
           ---

          "AGI-A Drawing (Purchase)" means a demand for payment under the AGI
           -----------------------
Letter of Credit made by presentation of a document in the form of Exhibit A-1 (Next Day Purchase) or Exhibit A-2 (Same Day Purchase) to the AGI Letter of Credit.

          "AGI-B Drawing (Principal)" means a demand for payment under the AGI
           ------------------------
Letter of Credit made by presentation of a document in the form of Exhibit B (Principal) to the AGI Letter of Credit.

          "AGI Bond Documents" means collectively, the AGI Bonds, the AGI
           ------------------
Indenture, AGI Remarketing Agreement, AGI Pledge and Security Agreement and any other agreements or instruments relating thereto.

          "AGI Bond Issuer" means The City of Jacksonville, Illinois.
           ---------------

          "AGI Bonds" means the Multi-Mode Industrial Project Revenue Bonds,
           ---------
Series 1995 issued by the AGI Bond Issuer pursuant to the AGI Indenture.

          "AGI-C Drawing (Interest)" means a demand for payment under the AGI
           -----------------------
Letter of Credit made by presentation of a document in the form of Exhibit C (Interest) to the AGI Letter of Credit.

          "AGI-D Drawing (Premium)" means a demand for payment under the AGI
           ----------------------
Letter of Credit made by presentation of a document in the form of Exhibit D (Premium) to the AGI Letter of Credit.

          "AGI-E Drawing (Acceleration)" means a demand for payment under the
           ---------------------------
AGI Letter of Credit made by presentation of a document in the form of Exhibit E (Acceleration) to the AGI Letter of Credit.

          "AGI Indenture" means the Trust Indenture, dated as of January 1,
           -------------
1995, between the AGI Bond Issuer and the AGI Trustee.

          "AGI L/C Obligations" means at any time the sum of (a) the aggregate
           -------------------
undrawn amount of the AGI Letter of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under the AGI Letter of Credit, including all outstanding AGI Specified L/C Loans.

          "AGI L/C Sublimit" means the commitment of the Issuing Bank to Issue,
           ----------------
and the commitment of the Revolving Lenders severally to participate in, the AGI Letter of Credit Issued or outstanding under Article III, in an aggregate amount
                                             -----------
not to exceed on any date $8,571,019, as the same shall be reduced as a result of a reduction in the Revolving Loan Commitment pursuant to Section 2.07(b).
                                                            ---------------

          "AGI Letter of Credit" means the letter of credit issued by the
           --------------------
Issuing Bank in substantially the form of Exhibit G hereto.
                                          ---------

          "AGI LOC Termination Tender Date" has the meaning specified in the AGI
           -------------------------------
Indenture.

          "AGI Pledged Bonds" has the meaning specified in Section 3.03(b).
           -----------------                               ---------------

          "AGI Pledge and Security Agreement" has the meaning specified in
           ---------------------------------
Section 3.03(b).
---------------

          "AGI Reimbursement Agreement" means that certain Reimbursement
           ---------------------------
Agreement between AGI and BofA (f/k/a Bank of America Illinois) dated as of January 1, 1995.

          "AGI Remarketing Agent" means William Blair & Company.
           ---------------------

          "AGI Remarketing Agreement" means the Remarketing Agreement, dated as
           -------------------------
of January 1, 1995, between the Company and the AGI Remarketing Agent.

          "AGI Specified L/C Loan" means a Revolving Loan made by the Revolving
           ----------------------
Lenders to AGI.

          "AGI Tender Price" has the meaning specified in the AGI Indenture.
           ----------------

          "AGI Trustee" means Bank One, Springfield.
           -----------

          "Agreed Alternative Currency" has the meaning specified in Section
           ---------------------------                               -------
2.15(e).
-------

          "Aggregate Commitment" means the sum of (a) the Aggregate Revolving
           --------------------
Loan Commitment and (b) the Aggregate Term Loan Commitment.

          "Aggregate Revolving Loan Commitment" means the aggregate Revolving
           -----------------------------------
Loan Commitments of the Lenders.

          "Aggregate Term Loan Commitment" means the aggregate Term Loan
           ------------------------------
Commitments of the Lenders, equal to One Hundred Seven Million Dollars ($107,000,000).

          "Aggregate Term Loan A Commitment" means the aggregate Term Loan A
           --------------------------------
Commitments of the Lenders, equal to Thirty Seven Million Dollars ($37,000,000).

          "Aggregate Term Loan B Commitment" means the aggregate Term Loan B
           --------------------------------
Commitments of the Lenders equal to Seventy Million Dollars ($70,000,000).

          "Agreement" means this Amended and Restated Multicurrency Credit
           ---------
Agreement.

          "Agreement Currency" has the meaning specified in Section 11.20.
           ------------------                               -------------

          "Announcement Date" means the date on which all conditions precedent
           -----------------
set forth in Section 5.01 are satisfied or waived by the Agent.
             ------------

          "Applicable Credit Rating" shall mean the rating level assigned by S&P
           ------------------------
or Moody's, as the case may be, from time to time on the Senior Subordinated Notes.

          "Applicable Currency" means, as to any particular payment, Loan or
           -------------------
Letter of Credit (other than the Bidco Loan Notes Credit Support), Dollars or, with respect to Revolving Loans (not constituting Specified L/C Loans), Swing Line Loans and the Bidco Loan Notes Credit Support, the Offshore Currency in which it is denominated or is payable.

          "Applicable Margin" shall mean on any date the applicable percentage
           -----------------
set forth below based upon the Level as shown in the Compliance Certificate then most recently delivered to the Lenders:

---------------------------------------------------------------------------------------------------
                      Base Rate Loans                    Offshore Rate Loans
---------------------------------------------------------------------------------------------------
                                                                                        Revolving
                                                                                       Commitment
                                                                                        Fee and
                 Revolving                            Revolving                        Term Loan
                    and                                Loan and                        Commitment
    Level       Term Loan A     Term Loan B           Term Loan A      Term Loan B         Fee
    -----       -----------     -----------           -----------      -----------         ----
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
     I              1.25%         1.75%                    2.25%         2.75%           0.50%
---------------------------------------------------------------------------------------------------
     II             1.00%         1.75%                    2.00%         2.75%           0.45%
---------------------------------------------------------------------------------------------------
     III            0.75%         1.75%                    1.75%         2.75%           0.40%
---------------------------------------------------------------------------------------------------
     IV             0.50%         1.75%                    1.50%         2.75%           0.35%
---------------------------------------------------------------------------------------------------

; provided, however that for the period from (i) the Announcement Date until but
  --------  -------
excluding the Initial Funding Date, the Applicable Margin shall be deemed to be the Level as determined pursuant to the Prior Loan Document and (ii) the Initial Funding Date until the date that is the first Business Day after the date the first Compliance Certificate is delivered to the Lenders pursuant to Section
                                                                     -------
7.02(b), the Applicable Margin shall be deemed to be the Level determined
-------
pursuant to the certificate referred to in Section 5.02(d); provided further
                                           ---------------  -------- -------
that, if the Company shall have failed to deliver to the Lenders by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b) or if
                                                          ---------------
any other Event of Default shall have occurred and be continuing, then from the date such Compliance Certificate was required to be delivered until the date of such delivery or the cure or waiver in writing of such other Event of Default, as the case may be, the Applicable Margin shall be deemed to be Level I; and provided further that, in the event that S&P reduces its Applicable Credit
-------- -------
Rating to below B- or Moody's reduces its Applicable Credit Rating to below B3, then the Applicable Margin for each Level indicated above shall be increased by 25 basis points (5 basis points with respect to the Revolving Commitment Fee and Term Loan Commitment Fee) until such time as the Applicable Credit Rating assigned by S&P is B- or higher and the Applicable Credit Rating assigned by Moody's is B3 or higher. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans and fees on the first Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the first Business Day immediately succeeding the day on which such Event of Default is either waived or cured (assuming no other Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate.

          "Asset Disposition" has the meaning specified in Section 8.02.
           -----------------                               ------------

          "Assignee" has the meaning specified in Section 11.08(a).
           --------                               ----------------

          "Attorney Costs" means and includes all reasonable and customary fees
           --------------
and disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S)101, et seq.).
               -------

          "Base Rate" means, for any day, the higher of: (a) 0.50% per annum
           ---------
above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in Chicago, Illinois as its "reference rate." The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan or an L/C Advance that bears interest
           --------------
based on the Base Rate.

          "Bidco" shall mean IMPAC Europe Public Limited Company, a public
           -----
limited company incorporated under the laws of England and Wales.

          "Bidco Holding" shall mean Levelprompt Limited, a private limited
           -------------
company incorporated under the laws of England and Wales;

          "Bidco Loan Notes" means, collectively, the Loan Notes to be issued by
           ----------------
Bidco as constituted by the Bidco Loan Note Instrument and payable to certain shareholders of the Target; provided, however, that the aggregate outstanding
                            --------  -------
principal amount of such Bidco Loan Notes shall not at any time exceed the Bidco Loan Notes Credit Support Commitment (as such amount is reduced as a result of principal payments thereto).

          "Bidco Loan Notes Credit Support Commitment" means the commitment of
           ------------------------------------------
the Issuing Bank to Issue, and the Revolving Lenders severally to participate in, the Bidco Loan Notes Credit Support Issued or outstanding under Article III,
                                                                    -----------
in an aggregate amount not to exceed on any date the Dollar Equivalent of (Pounds)15,375,000, as the same may be reduced as a result of a reduction in the Bidco Loan Notes Credit Support pursuant to Section 2.07(f).
                                            ---------------

          "Bidco Loan Notes Credit Support" has the meaning specified in Section
           -------------------------------                               -------
3.01(d).
-------

          "Bidco Loan Notes Credit Support Advance" means each Revolving
           ---------------------------------------
Lender's participation in any Bidco Loan Notes Credit Support Borrowing in accordance with its Pro Rata Revolving Share.

          "Bidco Loan Notes Credit Support Borrowing" means an extension of
           -----------------------------------------
credit resulting from a drawing under the Bidco Loan Notes Credit Support which shall not have been reimbursed on the date when made nor converted into a Borrowing of a Revolving Loan under Section 3.03(e).
                                    ---------------

          "Bidco Loan Notes Credit Support Obligations" means at any time the
           -------------------------------------------
sum of (a) the aggregate undrawn amount of the Bidco Loan Notes Credit Support then outstanding, plus (b) the amount of all unreimbursed drawings under the
                  ----
Bidco Loan Notes Credit Support, including all outstanding Bidco Loan Notes Credit Support Borrowings.

          "Bidco Loan Note Instrument" means the Loan Note Instrument entered
           --------------------------
into on or before the Initial Funding Date with respect to the issuance of the Bidco Loan Notes and the Bidco Loan Credit Support relating thereto.

          "Bidco Loan Notes Payment Date" means any Business Day on which a
           -----------------------------
holder of a Bidco Loan Note may demand a payment of principal on such Bidco Loan Note pursuant to the terms of the Bidco Loan Notes and the Bidco Loan Notes Instrument.

          "Bidco Security Documents" means, collectively, each Guarantee and
           ------------------------
Debenture to be entered into by each of Bidco Holding and Bidco after the Initial Funding Date and pursuant to Section 7.16(k) incorporating a guarantee
                                     ---------------
of the Obligations and a fixed and floating charge over the assets of Bidco Holding and Bidco, as the case may be, and any Mortgage of Shares executed by Bidco Holding and Bidco over the shares of its Subsidiaries, in each case granted to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, in form and substance satisfactory to the Agent.

          "BofA" means Bank of America National Trust & Savings Association, a
           ----
national banking association, individually.

          "Borrowing" means a borrowing hereunder consisting of Loans of the
           ---------
same Type and in the same Applicable Currency made to a Credit Party on the same day by the Lenders under Article II, and, in the case of Offshore Rate Loans, having the same Interest Period.

          "Borrowing Base" means, as at any date on which the amount thereof is
           --------------
being determined, an amount equal to the sum of (a)(i) 85% of Eligible Receivables plus (ii) 65% of Eligible Inventory plus (b) $10,000,000. The
            ----                                ----
Borrowing Base in effect at any given time shall be the Borrowing Base derived from the Borrowing Base Certificate most recently delivered in compliance with
Section 7.02(g); provided, that so long as the most recent Borrowing Base
---------------  --------
Certificate required to be delivered has not been so delivered the Borrowing Base in effect will be zero.

          "Borrowing Base Certificate" has the meaning specified in Section
           --------------------------                               -------
7.02(g).
-------

          "Borrowing Base Deficiency" means, at any time, the amount, if any, by
           -------------------------
which the sum of the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations at such time exceeds the Borrowing Base then in effect.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
Section 2.03.
------------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in Chicago or San Francisco are authorized or required by law to close and (i) with respect to disbursements and payments in Dollars with respect to any Loan bearing interest based upon the Offshore Rate, a day on which dealings are carried on in the applicable offshore Dollar interbank market, and (ii) with respect to any disbursements and payments in and calculations pertaining to any Offshore Currency Loan, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursements or payment in such Offshore Currency will be made or received hereunder.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Expenditures" means, for any period and with respect to any
           --------------------
Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease" has the meaning specified in the definition of
           -------------
"Capital Lease Obligations."

          "Capital Lease Obligations" means all monetary obligations of a Credit
           -------------------------
Party or any of its Subsidiaries (i.e., the portion that would be treated as
                                  ---
principal pursuant to GAAP) under any
leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease or a finance lease ("Capital Lease").
                                     -------------

          "Cash Collateralize" means to pledge and deposit with or deliver to
           ------------------
the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, as additional collateral for the Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning.

          "Cash Equivalents" means:
           ----------------

          (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than one year from the date of acquisition;

          (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than one year, issued by any Lender, or by any commercial bank having combined capital and surplus of not less than $100,000,000 and either located in the U.S. or with respect to Foreign Subsidiaries organized under the laws of an Approved Country (as defined in clause (d) below) whose short term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc., or with respect to banks located in an Approved Country the equivalent thereof;

          (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than six months; and

          (d) with respect to Foreign Subsidiaries organized under the laws of an Approved Country government obligations of Austria, the Republic of Ireland, The Netherlands, The United Kingdom and of any other country approved by the Agent or whose debt securities are rated by S&P and Moody's A-1 or P-1, or the equivalent thereof (if a short-term debt rating is provided by either) or at least AA or AA2, or the equivalent thereof (if a long-term unsecured debt rating is provided by either (each such country, an "Approved Country"), in each case
                                              ----------------
with maturities of less than 12 months.

          "Certain Funds Period" means the period commencing on the Announcement
           --------------------
Date and ending on whichever is the earlier of (a) the date on which the Aggregate Commitment is terminated pursuant to Section 2.07(a) hereof and (b) the Business Day following the Squeeze-Out Date and (c) four calendar months and two weeks after the posting of the Offer Documents if Bidco has not by then acquired or unconditionally agreed to acquire pursuant to the Offer at least 90% in nominal value of the Target Shares to which the Offer relates within the meaning of Section 428-430F of the Companies Act.

          "Change of Control" means the occurrence of any of the following: (i)
           -----------------
the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
                                               ---------------
Act) other than one or more Principals or Related Parties of one or more Principals or a Management Group, (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than one or more Principals and their Related Parties or a Management Group, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of the Company (measured by voting power rather than number of shares), (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) other than a Management Group becomes the "beneficial owner" (as defined above), directly or indirectly, of 35% or more of the Voting Stock of the Company (measured by voting power rather than number of shares) and the Principals and their Related Parties in the aggregate "beneficially own" (as defined above) less than 35% of the Voting Stock of the Company (measured by voting power rather than number of shares), (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors,
(v) Bidco Holding shall cease to be a Wholly-Owned Subsidiary of the Company,
(vi) Bidco shall cease to be a Wholly-Owned Subsidiary of the Company, (vii) at any time on and after the Squeeze-Out Date, the Target shall cease to be a Wholly-Owned Subsidiary of Bidco or (viii) any other event or occurrence constituting a "Change of Control" under the Senior Subordinated Note Indenture.

          "City Code" means The City Code on Take-overs and Mergers as issued by
           ---------
the Panel on Take-overs and Mergers in the United Kingdom.

          "Code" means the Internal Revenue Code of 1986, and regulations
           ----
promulgated thereunder .

          "Collateral" means all property and interests in property and proceeds
           ----------
thereof now owned or hereafter acquired by a Credit Party or any Subsidiary Guarantor in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Agent on behalf of the Lenders, whether under this Agreement or under any other documents executed by any such Persons and delivered to the Agent.

          "Collateral Documents" means, collectively, (if and when each such
           --------------------
document is required to be executed and delivered hereunder) (a) the Security Agreements, the Guaranties, the Pledge Agreements, the AGI Pledge and Security Agreement, the Intellectual Property Assignments, the Mortgages and all other security agreements, patent and trademark assignments, guarantees and other similar agreements between a Credit Party or its Subsidiaries and the Lenders or the Agent, for the benefit of itself, the Issuing Bank and the Lenders, now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against a Credit Party or any of its Subsidiaries as debtor in favor of the Lenders or the Agent, for the benefit of itself, the Issuing Bank and the Lenders, as secured party and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Commencement Date" means the first day of the third stage of EMU.
           -----------------

          "Commitments" means, collectively, the Revolving Loan Commitment, the
           -----------
Term Loan Commitment and the Swing Line Loan Commitment.

          "Commitment Fee" means, collectively, the Revolving Commitment Fee and
           --------------
the Term Loan Commitment Fee.

          "Company" means IMPAC Group, Inc., a Delaware corporation.
           -------

          "Companies Act" means the Companies Act of 1985 of the United Kingdom.
           -------------

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
of Exhibit C.

          "Computation Date" has the meaning specified in Section 2.15(a).
           ----------------                               ---------------

          "Consent Solicitation" has the meaning specified in Section 5.01(j).
           --------------------                               ------------

          "Consolidated Interest Expense" means, for any period, gross
           -----------------------------
consolidated interest expense paid or payable in cash for the period in respect of borrowed money (including all commissions, discounts, commitment fees and other charges in connection with standby letters of credit and similar instruments (but not including one time arrangement commissions and fees) for the Company and its Subsidiaries.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the
                                 -------------------
"primary obligor"), including any obligation of that Person (i) to purchase,
 ---------------
repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b)
                                                     -------------------
with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

          "Continuing Directors" means, as of any date of determination, any
           --------------------
member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the Original Closing Date, (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election or (iii) was elected to such Board of Directors pursuant to a designation made pursuant to the Stockholder Agreement, provided that at such time the Principals, any Management Group and their Related Parties own more than 50% of the Voting Stock of the Company.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------                                 -------

2.04, the Company (a) converts Loans (other than Swing Line Loans and Specified
----
L/C Loans) of one Type to another Type, or (b) continues as Loans (other than Swing Line Loans and Specified L/C Loans) of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Credit Extension" means and includes (a) the making of any Loans
           ----------------
hereunder, and (b) the Issuance of any Letters of Credit hereunder.

          "Credit Party" means each of the Company and each L/C Borrower.
           ------------

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
States.

          "Dollar Equivalent" means, at any time, (a) as to any amount
           -----------------
denominated in Dollars, the amount thereof at such time and (b) as to any amount denominated in an Offshore Currency, the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date.

          "Domestic Subsidiary" means each Subsidiary of the Company that is
           -------------------
organized under the laws of the United States or any state thereof.

          "EBITDA" means, for any period, for the Company and its Subsidiaries
           ------
on a consolidated basis, determined in accordance with GAAP, the sum of (a) Net Income for such period plus (b) Consolidated Interest Expenses and all amounts
                       ----
treated as expenses for depreciation and amortization of intangibles of any kind to the extent deducted in the determination of such Net Income, plus (c) all
                                                                ----
taxes based on income or profits to the extent such taxes were included in computing Net Income, plus (d) with respect to any business acquired during the
                      ----
period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired less the base compensation (which must, in any event, reflect at least
         ----
a reasonable market base salary for such types of managers and executives) paid to each such Person during such twelve month period plus (y) the aggregate
                                                    ----
amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition, plus or minus (e) such amounts, if any, as from time to time agreed to between the
-----
Company and the Lenders in connection with an Acquisition related to reasonably projected savings from such Acquisition applied on a pro forma basis; and provided further, that for the purpose of computations under Sections 8.15,
-------- -------                                             -------------
8.16, 8.17 and 8.18 for any business acquired during the period of
----  ----     ----
determination, EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period.

          "Effective Amount" means:
           ----------------

          (a) with respect to any Revolving Loans on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Revolving Loans occurring on such date;

          (b) with respect to any AGI Specified L/C Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of AGI Specified L/C Loans occurring on such date;

          (c) with respect to any outstanding AGI L/C Obligations on any date, the amount of such AGI L/C Obligations on such date after giving effect to the Issuance of the AGI Letter of Credit occurring on such date and any other changes in the aggregate amount of the AGI L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under the AGI Letter of Credit or any reductions in the maximum amount available for drawing under the AGI Letter of Credit taking effect on such date;

          (d) with respect to any Klearfold Specified L/C Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Klearfold Specified L/C Loans occurring on such date;

          (e) with respect to any outstanding Klearfold L/C Obligations on any date, the amount of such Klearfold L/C Obligations on such date after giving effect to the Issuance of the Klearfold Letter of Credit occurring on such date and any other changes in the aggregate amount of the Klearfold L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under the Klearfold Letter of Credit or any reductions in the maximum amount available for drawing under the Klearfold Letter of Credit taking effect on such date;

          (f) with respect to any Swing Line Loan on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Swing Line Loans occurring on such date;

          (g) with respect to any Term Loan A on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Term Loan A occurring on such dates;

          (h) with respect to Term Loan B on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Term Loan B occurring on such date; and

          (i) with respect to any outstanding Bidco Loan Notes Credit Support Obligations on any date, the Dollar Equivalent of the amount of such Bidco Loan Notes Credit Support Obligations on such date after giving effect to the Issuance of the Bidco Loan Notes Credit Support occurring on such date and any other changes in the Dollar Equivalent of the aggregate amount of the Bidco Loan Notes Credit Support Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under the Bidco Loan Notes Credit Support or any reductions in the Dollar Equivalent of the maximum amount available for drawing under the Bidco Loan Notes Credit Support taking effect on such date.

For purposes of Section 2.07, the Effective Amount shall be determined without
                ------------
giving effect to any mandatory prepayments to be made under said Section.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such
                                  ----
country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) a commercial finance company or finance subsidiary of a corporation organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; (e) a savings bank or savings and loan association organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; (f) as to the Term Loans, an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Security Act of 1933, as amended (other than the Company or an Affiliate of the Company); and
(g) any other entity approved by the Company and the Agent.

          "Eligible Inventory" means the gross Dollar value (valued at the lower
           ------------------
of cost (determined on a first in-first out basis) or market value and otherwise in accordance with GAAP consistently applied) of the inventory of the Company and its Wholly-Owned Subsidiaries which are Domestic Subsidiaries or Permitted International Subsidiaries and are a party to a Security Agreement, and which conforms to the representations and warranties contained in the relevant Security Agreement including, without limitation, that the Agent shall have and maintain, for the benefit of itself and the Lenders, a first priority perfected security interest in all such inventory (other than with respect to inventory of Target, any Target UK Subsidiary and Target Ireland which shall in any event be included at any time on and after the Initial Funding Date but prior to the 90th day following the Initial Funding Date and thereafter, only if the Agent has such a security interest), which inventory constitutes raw materials, work-in-progress or finished goods and which is not, in the Company's good faith opinion and consistent with past practice, excess, obsolete or unmerchantable, less (i)
                                                                       ----
any supplies (other than raw materials), spare parts and goods returned to suppliers, (ii) inventory subject to any Lien other than the Liens created under the Collateral Documents or (iii) any market reserves maintained by the Company and its Subsidiaries.

          "Eligible Receivables" means the total face amount of the receivables
           --------------------
(related to the sale of goods and services other than to affiliates of the Company) of the Company and its Wholly Owned Subsidiaries which are Domestic Subsidiaries or Permitted International Subsidiaries and are a party to a Security Agreement calculated in accordance with GAAP, consistently applied, and which conform to the representations and warranties contained in the relevant Security Agreement (including, without limitation, that the Agent shall have and maintain for the benefit of itself and the Lenders, a first priority perfected security interest in all such receivables (other than with respect to receivables of Target, any Target UK Subsidiary and Target Ireland which shall in any event be included at any time on and after the Initial Funding Date but prior to the 90th day following the

Initial Funding Date but prior to the 90th day following the Initial Funding Date and thereafter, only if the Agent has such a security interest), and at all times continue to be acceptable to the Agent in its reasonable judgment.

          "EMU" means European Economic and Monetary Union as contemplated by
           ---
the Treaty establishing the European Community.

          "EMU Legislation" means legislative measures of the European Council
           ---------------
in relation to EMU.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "Environmental Permits" has the meaning specified in Section 6.12(b).
           ---------------------                               ---------------

          "Equity Document" has the meaning specified in Section 5.01(o).
           ---------------                               ---------------

          "Equity Investment" has the meaning specified in Section 5.02(f).
           -----------------                               ---------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
regulations promulgated thereunder.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for
--------------------                   ---------------      -
purposes of provisions relating to Section 412 of the Code).
                                   -----------

          "ERISA Event" means (a)a Reportable Event with respect to a Pension
           -----------
Plan; (b)a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a
           ------------
substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation
                                    ------------------
of operations which is treated as such a withdrawal under Section 4062(e) of
                                                          ---------------
ERISA; (c)a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or
                                           ------------
the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e)an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the
                            ------------
appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Company or any ERISA Affiliate.
------------

          "euro" means the single currency of the Participating Member States to
           ----
be introduced on the Commencement Date.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
definition of "Offshore Rate".

          "euro unit" means a currency unit of the euro as defined in EMU
           ---------
Legislation.

          "Event of Default" means any of the events or circumstances specified
           ----------------
in Section 9.01.
   ------------

          "Excess Cash Flow" means, for any period, (x) EBITDA for such period
           ----------------
less (y) the sum, without duplication, of the amount for such period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income, (iii) unfinanced Capital Expenditures, and (iv) all voluntary principal payments on the Term Loans and scheduled principal payments on Indebtedness (including all scheduled repayments of Term Loans).

          "Exchange Act" means the Securities Exchange Act of 1934, and
           ------------
regulations promulgated thereunder.

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letter" has the meaning specified in Section 2.10(a).
           ----------                               ---------------

          "Fixed Charge Coverage Ratio" means, with respect to any period, the
           ---------------------------
ratio of EBITDA for that period to the sum of (a) the aggregate principal amount of scheduled payments of principal of Indebtedness for borrowed money of the Company and its Subsidiaries during that period plus (b) cash interest paid with
                                                ----
respect to any Indebtedness for borrowed money during such period.

          "Foreign Subsidiary" means each Subsidiary of the Company that is not
           ------------------
a Domestic Subsidiary.

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
any Governmental Authority succeeding to any of its principal functions.

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.01.
                                    ------------

          "FX Trading Office" means the Foreign Exchange Trading Center #5193,
           -----------------
San Francisco, California, of BofA, or such other foreign exchange trading center of BofA as it may designate from time to time.

          "GAAP" means U.S. generally accepted accounting principles set forth
           ----
from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that for purposes of all computations
                       --------  -------
required to be made with respect to compliance by the Company with Sections
                                                                   --------
8.15, 8.16, 8.17, and 8.18 such term shall mean generally accepted accounting
----  ----  ----      ----
principles as in effect on the date of this Agreement, applied in a manner consistent with those used in preparing the financial statements referred to in
Section 6.11.
------------

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranty" means, collectively, if and when each such document is
           --------
executed and delivered, (a) each Guaranty, dated as of March 12, 1998 and as amended as of the Announcement Date, duly executed and delivered by each Credit Party and the Subsidiary Guarantors (other than Bidco Holding, Bidco, Target and any Target Subsidiary), (b) the Bidco Security Documents, the Target Security Document, the Target UK Subsidiaries Security Documents, and the Target Ireland Security Document and (c) each guaranty delivered by a Foreign Subsidiary pursuant to Section 7.15, in each case in favor of the Agent, on behalf of
            ------------
itself, the Issuing Bank and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
"Contingent Obligation."

          "Hazardous Materials" means any toxic or hazardous waste, substance or
           -------------------
chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof.

          "Honor Date" shall mean the date that any amount is paid by the
           ----------
Issuing Bank under any Letter of Credit.

          "IBOR" has the meaning specified in the definition "Offshore Rate".
           ----                                               -------------

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments and all L/C Obligations; (d)all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;
(e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or Lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to Capital Leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above.

          "Indemnified Liabilities" has the meaning specified in Section 11.05.
           -----------------------                               -------------

          "Indemnified Person" has the meaning specified in Section 11.05.
           ------------------                               -------------

          "Independent Auditor" has the meaning specified in Section 7.01(a).
           -------------------                               ---------------

          "Initial Funding Date" means the date on which all conditions
           --------------------
precedent set forth in Section 5.02 are or continue to be satisfied or waived by
                       ------------
the Agent and the initial payment is to be made for the Target Shares purchased pursuant to the Offer.

          "Insolvency Proceeding" means, with respect to any Person, (a) any
           ---------------------
case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code or any foreign equivalent.

          "Intellectual Property Assignments" means, collectively, each Patent
           ---------------------------------
Assignment, Trademark Assignment and Copyright Assignment duly executed and delivered by each of the Company and each Guarantor in favor of the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Interest Coverage Ratio" means, with respect to any period, the ratio
           -----------------------
of EBITDA for that period to Consolidated Interest Expense for that period.

          "Interest Payment Date" means, as to any Offshore Rate Loan, the last
           ---------------------
day of each Interest Period applicable to such Offshore Rate Loan and, as to any Base Rate Loan, the last Business Day of each March, June, September and December; provided, however, that if any Interest Period exceeds three months,
          --------  -------
the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
commencing on the Borrowing Date of such Offshore Rate Loan or on the Conversion/Continuation Date on which the relevant Revolving Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

provided that:
--------

          (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

          (c) no Interest Period for any Term Loan shall extend beyond the maturity date of each Term Loan and no Interest Period for any Revolving Loan shall extend beyond the Revolving Loan Termination Date; and

          (d) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of such Term Loans unless the aggregate principal amount of such Term Loans represented by Base Rate

     Loans or Offshore Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

          "IRB Debt" means, collectively, the AGI Bonds and the Klearfold Bonds.
           --------

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
Authority succeeding to any of its principal functions under the Code.

          "Issuance Date" means the date upon which the Issuing Bank Issues a
           -------------
Letter of Credit.

          "Issue" means, with respect to any Letter of Credit, to issue or to
           -----
extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding
                       ------    -------       --------
meanings.

          "Issuing Bank" means BofA in its capacity as issuer of the Letters of
           ------------
Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.01(b) or Section 10.09. With respect to the Bidco Loan Notes
      ----------------    -------------
Credit Support, the Issuing Bank may cause a local affiliate to issue such Bidco Loan Notes Credit Support and such local affiliate shall be deemed to be the Issuing Bank of a Letter of Credit for the purposes of this Agreement.

          "Joint Venture" means a single-purpose corporation, partnership,
           -------------
limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Judgment Currency" has the meaning specified in Section 11.20.
           -----------------                               -------------

          "Klearfold" means Klearfold, Inc., a Pennsylvania corporation.
           ---------

          "Klearfold Bond Documents" means, collectively, the Klearfold Bonds,
           ------------------------
the Klearfold Indenture, the Klearfold Remarketing Agreement, the Klearfold Placement Agreement and any other agreements or instruments relating thereto.

          "Klearfold Bond Issuer" means the Bucks County Industrial Development
           ---------------------
Authority.

          "Klearfold Bonds" means the $4,000,000 Variable Rate Demand Revenue
           ---------------
Bonds, Series 1997, issued by the Klearfold Bond Issuer pursuant to the Klearfold Indenture.

          "Klearfold Indenture" means the Trust Indenture, dated as of August 1,
           -------------------
1997, among the Klearfold Bond Issuer, the Klearfold Trustee and Klearfold.

          "Klearfold Interest Drawing" means a "C Drawing" as defined in the
           --------------------------
Klearfold Letter of Credit.

          "Klearfold Letter of Credit" means the letter of credit Issued by the
           --------------------------
Issuing Bank in the form of Exhibit H.

          "Klearfold L/C Interest Payment Date" means the "Interest Payment
           -----------------------------------
Date" as defined in the Klearfold Letter of Credit.

          "Klearfold L/C Obligations" means at any time the sum of (a) the
           -------------------------
aggregate undrawn amount of the Klearfold Letter of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under the Klearfold Letter of Credit, including all outstanding Klearfold Specified L/C Loans.

          "Klearfold L/C Sublimit" means the commitment of the Issuing Bank to
           ----------------------
Issue, and the commitment of the Revolving Lenders severally to participate in, the Klearfold Letters of Credit Issued or outstanding under Article III, in an
                                                            -----------
aggregate amount not to exceed on any date $4,078,440, as the same shall be reduced as a result of a reduction in the Revolving Loan Commitment pursuant to
Section 2.07(d).
---------------

          "Klearfold Placement Agreement" means the Bond Placement Agreement,
           -----------------------------
dated August 1, 1997, among Mellon Bank, N.A. as placement agent, the Klearfold Bond Issuer and Klearfold.

          "Klearfold Pledged Bonds" has the meaning specified in Section
           -----------------------                               -------
3.03(c).
-------

          "Klearfold Redemption Drawing" means a "B Drawing" as defined in the
           ----------------------------
Klearfold Letter of Credit.

          "Klearfold Remarketing Agent" means the Remarketing Agent appointed
           ---------------------------
and serving pursuant to section 918 of the Klearfold Indenture.

          "Klearfold Specified L/C Loan" means a Revolving Loan made by the
           ----------------------------
Revolving Lenders to Klearfold.

          "Klearfold Tender Drawing" means an "A Drawing" as defined in the
           ------------------------
Klearfold Letter of Credit.

          "Klearfold Trustee" means the Mellon Bank, N.A.
           -----------------

          "Klearfold Unremarketed Tendered Bonds" means Klearfold Bonds which
           -------------------------------------
(a) have been delivered for purchase pursuant to the provisions of such Klearfold Bonds and the Klearfold

Indenture and (b) have not been successfully remarketed by the Klearfold Remarketing Agent prior to 10:00 a.m. on the required purchase date.

          "L/C Advance" means each Revolving Lender's participation in any L/C
           -----------
Borrowing in accordance with its Pro Rata Revolving Share.

          "L/C Amendment Application" means an application form for amendment of
           -------------------------
outstanding Letters of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Application" means an application form for issuances of Letters
           ---------------
of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Borrowing" means an extension of credit resulting from a drawing
           -------------
under any Letter of Credit (other than the AGI Letter of Credit or the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support) which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under Section 3.03(d).
                      ---------------

          "L/C Commitment" means the commitment of the Issuing Bank to Issue,
           --------------
and the commitment of the Revolving Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an
                                                        -----------
aggregate amount not to exceed on any date the Effective Amount of the sum of
(a) $20,000,000, plus (b) the Bidco Loan Notes Credit Support Commitment as the same shall be reduced as a result of a reduction in the L/C Commitment or the Bidco Loan Notes Credit Support Commitment pursuant to Section 2.06 and 2.07(f);
                                                       ------------
provided that the L/C Commitment is a part of the combined Revolving Loan
--------
Commitments, rather than a separate, independent commitment.

          "L/C-Related Documents" means the Letters of Credit, the L/C
           ---------------------
Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

          "L/C Obligations" means, collectively, (a) Specified L/C Obligations
           ---------------
plus (b) the Bidco Loan Notes Credit Support Obligations, plus (c) the sum of
----
(i) the aggregate undrawn amount of all Letters of Credit (other than the AGI Letter of Credit, the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support) then outstanding, plus (ii) the amount of all unreimbursed drawings under all Letters of Credit (other than the AGI Letter of Credit, the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support ), including all outstanding L/C Borrowings.

          "Lender" has the meaning specified in the introductory clause hereto.
           ------
References to the "Lenders" shall include BofA, including in its capacity as Issuing Bank and Swing Line Lender and any other Lender assuming such capacity in the future, and for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Bank or Swing Line Lender, its status as such will be specifically referenced.

          "Lending Office" means, as to any Lender, the office or offices of
           --------------
such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or such other
                                                  --------------
office or offices as such Lender may from time to time notify the Company and the Agent.

          "Letters of Credit" means, collectively, the AGI Letters of Credit,
           -----------------
the Klearfold Letters of Credit, the Bidco Loan Notes Credit Support (which shall be issued in the form of a bank guarantee pursuant to the Bidco Loan Note Instrument), any letter of credit issued by Issuing Bank hereunder, and any amendments thereto or replacements thereof, pursuant to Article III.
                                                        -----------

          "Level" means, and includes, Level I, Level II, Level III or Level IV,
           -----
whichever is in effect at the relevant time.

          "Level I" shall exist at any time the Senior Leverage Ratio is equal
           -------
to or greater than 3.00:1.0.

          "Level II" shall exist at any time the Senior Leverage Ratio is less
           --------
than 3.00:1.0 but equal to or greater than 2.50:1.0.

          "Level III" shall exist at any time the Senior Leverage Ratio is less
           ---------
than 2.50:1.0 but equal to or greater than 2.00:1.0.

          "Level IV" shall exist at any time the Senior Leverage Ratio is less
           --------
than 2.00:1.0.

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Lender to a Credit Party
           ----
under Article II or Article III in the form of a Revolving Loan, a Specified L/C
      ----------    -----------
Loan, a Term Loan, a Swing Line Loan, a Special Funding Loan, a L/C Borrowing or a Bidco Loan Notes Credit Support Borrowing.

          "Loan Documents" means this Agreement, any Notes, the Fee Letter, the
           --------------
L/C-Related Documents, the Collateral Documents and all other documents delivered to the Agent or any Lender in connection herewith.

          "Majority Lenders" means (a) prior to the termination of the
           ----------------
Commitment, Lenders holding at least 51% of the then aggregate unpaid principal amount of Term Loan plus the Revolving Loan Commitments or, (b) if the
                    ----
Commitments have been terminated, Lenders holding at least 51% of the then unpaid principal amount of Loans, and L/C Obligations.

          "Management Group" means a group consisting of Richard Block and his
           ----------------
Related Parties and any other Person that is a member of the Company's management as of the date of the Senior Subordinated Note Indenture and each of their Related Parties; provided that Richard Block, together with his Related
                       --------
Parties, owns at least 25% of the Voting Stock of the Company.

          "Mandatory Cost" means the cost imputed to the Bank(s) of compliance
           --------------
with:

          (a) the Mandatory Liquid Assets requirements of the Bank of England and/or the banking supervision or other costs of the Financial Services Authority as determined in accordance with Schedule 1(a); and

          (b) any other applicable regulatory or central bank requirement relating to any Loan made through a branch in the jurisdiction of the currency of that Loan.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
Regulation G, T, U or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document to which it is a party and to avoid any Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document to which it is a party (including, without limitation, the value or effectiveness of its security); or (d) a material impairment of the ability of the Target, any Target UK Subsidiary or Target Ireland to execute (or to perform, as and when they fall due, the obligations to be incurred under) the documents contemplated to be executed pursuant to Section 7.16.
                                                  ------------

          "Material Target Subsidiary" means any Subsidiary of Target that had
           --------------------------
EBITDA for the immediately preceding twelve month period then last ended equal to or greater than (Pounds)500,000 (or, in the event that the currency in which such Subsidiary's accounts are maintained is other than Sterling, then the Sterling Equivalent for such period).

          "Moody's" means Moody's Investors Service, Inc., and any successor
           -------
thereto.

          "Mortgage" means any deed of trust, mortgage, leasehold deed of trust,
           --------
leasehold mortgage or other document creating a Lien on real property or any interest in real property.

          "Mortgaged Property" means the real property owned or leased by a
           ------------------
Credit Party or any of its Subsidiaries subject to a Mortgage in favor of the Agent, for the benefit of itself and the Lenders.


          "Multiemployer Plan" means a "multiemployer plan", within the meaning
           ------------------
of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate
   ------------------
makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "national currency unit" means the currency unit (other than a euro
           ----------------------
unit) of a Participating Member State.

          "Net Income" shall mean for any period, the net income (or loss) of
           ----------
the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that
                                                                  --------
there shall be excluded (i) the income (or loss) of any entity accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any Subsidiary or on which its assets are acquired by the Company or any Subsidiary of the Company except to the extent provided in the proviso of the definition of EBITDA and (ii) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary; provided, further, that Net Income shall be
                               --------  -------
computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

          "Net Proceeds" means proceeds in cash, checks or other cash equivalent
           ------------
financial instruments (including Cash Equivalents) as and when received by the Person making an Asset Disposition, net of: (a) the direct costs relating to such Asset Disposition (excluding amounts payable to the Company or any Affiliate of the Company), (b) sale, use or other transaction taxes paid or payable as a result thereof and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Asset Disposition.

          "Net Worth" means shareholders' equity as determined in accordance
           ---------
with GAAP.

          "Note" means a promissory note executed by a Credit Party in favor of
           ----
a Lender pursuant to Section 2.02(b), in substantially the form of Exhibit F-1,
                     ---------------                               -----------
with respect to Revolving Loans, Exhibit F-2, with respect to Specified L/C
                                 -----------
Loans, Exhibit F-3, with respect to Term Loan A, Exhibit F-4, with respect to
       -----------                               -----------
Term Loan B, Exhibit F-5, with respect to the Swing Line Loan.

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
Exhibit A.
---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
the form of Exhibit B.
            ---------

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
covenants and duties arising under any Loan Document owing by the Company to any Lender, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offer" means the offer, recommended by the Directors of the Target,
           -----
for the Target Shares made or to be made by Bidco on the terms and conditions contained in the Press Release, as such offer may be amended, varied or waived in compliance with Section 7.16.
                   ------------

          "Offer Document" means the document to be issued to the shareholders
           --------------
of Target containing the Offer outlined in the Press Release.

          "Offshore Currency" means, at any time, Sterling, German Deutsche
           -----------------
Marks, Dutch Gilders, Irish Punts (so long as the aggregate principal amount of Revolving Loans outstanding at any time with respect to Irish Punts shall not exceed the Dollar Equivalent of $1,500,000), Austrian Schillings (so long as the aggregate principal amount of Revolving Loans outstanding at any time with respect to Austrian Schillings shall not exceed the Dollar Equivalent of $3,000,000), euros and/or euro units; provided, that on the Commencement Date,
                                      --------
each obligation under this Agreement denominated in a national currency unit will, forthwith (but otherwise in accordance with EMU Legislation), be redenominated into the euro. Following redenomination described in the preceding sentence, (i) all Loans requested in the currency of a Participating Member State shall, subject to the terms of this Agreement, be made in euro units; and
(ii) payments by the Agent to the Lenders in the currency of a Participating Member State shall be made in euro units..

          "Offshore Currency Loan" means any Revolving Loan (other than a
           ----------------------
Specified L/C Loan) that is an Offshore Rate Loan denominated in an Offshore Currency, or any Sterling Term Loan.

          "Offshore Currency Loan Sublimit" means, as to all Offshore Currencies
           -------------------------------
in the aggregate, the Dollar Equivalent of $40,000,000.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

Offshore Rate =                IBOR
                               ---------------
              1.00 - Eurodollar Reserve Percentage

Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest
           -----------------------------
          Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any bank or Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          "IBOR" means the rate of interest per annum determined by the Agent as
           ----
          the rate at which deposits in the Applicable Currency in the approximate amount of the Loan to be made or continued as, or converted into an Offshore Rate Loan by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA) and having a maturity comparable to such Interest Period, would be offered to major banks in the offshore interbank market for the Applicable Currency at their request at approximately 10:00a.m. (Chicago time) two Business Days prior to the commencement of such Interest Period.

The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage. In the case of Offshore Currency Loans, the cost to the Lenders of complying with any Mandatory Costs will be added to the interest rate computed in the manner set forth in Schedule 1(a).
                                    -------------

          "Offshore Rate Loan" means a Loan (other than Specified L/C Loans and
           ------------------
Swing Line Loans) that bears interest based on the Offshore Rate.

          "Organization Documents" means, for any corporation, limited company
           ----------------------
or other similar organization or business entry, the certificate or articles of incorporation, memorandum and articles of association, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation or other entity, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation or other entity.

          "Original Closing Date" means March 12, 1998.
           ---------------------

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Overnight Rate" means, for any day, the rate of interest per annum at
           --------------
which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by BofA's London Branch to major banks in the London or other applicable offshore interbank market.

          "Participant" has the meaning specified in Section 11.08(d).
           -----------                               ----------------

          "Participating Member State" means a member state of the European
           --------------------------
Union that adopts a single currency in accordance with the Treaty establishing the European Community.

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pending Asset Sale" means the sale of assets by one of the Target's
           ------------------
Subsidiaries previously disclosed to the Agent in a letter dated July 7, 1998.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------                                      ------------
ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made
                                             ---------------
contributions at any time during the immediately preceding five (5) plan years.

          "Permitted International Subsidiaries" means each Subsidiary of the
           ------------------------------------
Company that is organized under the laws of England and Wales or the Republic of Ireland or such other jurisdiction as shall permit such Person to guaranty the Obligations and the Senior Subordinated Notes and grant a security interest to support the guaranty of the Obligations on terms acceptable to the Agent.

          "Permitted Liens" has the meaning specified in Section 8.01.
           ---------------                               ------------

          "Permitted Seller Debt" has the meaning specified in Section 8.05(g).
           ---------------------                               ---------------

          "Permitted Swap Obligations" means all obligations (contingent or
           --------------------------
otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a)such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;"
(b)such Swap Contracts do not contain (i)any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii)any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under Section 9.01(a)).
                          ----------------

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----                                                ------------
ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Pledge Agreements" means, collectively, if and when each such
           -----------------
document is executed and delivered, (a) each Pledge Agreement dated as of March12, 1998 and as amended as of the Announcement Date, duly executed and delivered by each Credit Party and the Subsidiary Guarantors (other than Bidco Holding, Bidco, the Target and any Target Subsidiary), (b) the Mortgage of Shares executed by the Company over the shares of Bidco Holding and Bidco, the Bidco Security Documents, the Target Security Document, the Target UK Subsidiaries Security Documents, and the Target Ireland Security Document and
(c) each pledge agreement delivered by a Foreign Subsidiary pursuant to
Section 7.15, in each case pledging the stock of their respective Subsidiaries
------------
to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Pledged Collateral" has the meaning specified in the relevant Pledge
           ------------------
Agreement.

          "Press Release" means the form of press release agreed between the
           -------------
Company and the Agent, which has been initialed by or on behalf of the Company and the Agent for the purpose of identification.

          "Principals" means Heritage Partners, Inc., Heritage Fund I Investment
           ----------
Corporation, Melvin B. Herrin, Richard Block and H. Scott Herrin.

          "Prior Loan Document" has the meaning specified in the second recital
           -------------------
of this Agreement.

          "Projections" means the Company's forecasted consolidated: (a) balance
           -----------
sheets; (b) income statements; and (c) cash flow statements, all prepared on a basis consistent with the Company's historical financial statements.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, and whether tangible or intangible.

          "Pro Rata Revolving Share" means, as to any Revolving Lender, (a) at
           ------------------------
any time at which the Aggregate Revolving Loan Commitment remains outstanding, the percentage equivalent (expressed as a decimal rounded to the ninth decimal place) at such time of such Lender's Revolving Loan Commitment divided by the Aggregate Revolving Loan Commitment, and (b) after the termination of the Aggregate Revolving Loan Commitment, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the principal amount of such Lender's outstanding Revolving Loans (other than Swing Line Loans) divided by the aggregate principal amount of the outstanding Revolving Loans (other than Swing Line Loans) of all the Lenders.

          "Pro Rata Share" means, as to any Lender, (a) in respect of a
           --------------
particular Loan and/or Commitment, (i) at any time at which the Commitments in respect of such Loan remain outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment in respect of such Loan divided by the combined Commitments in respect of such Loan, and (ii) after the termination of the Commitments in respect of such Loan, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the principal amount outstanding of such Loans held by such Lender divided by the aggregate principal amount outstanding of such Loans held by all Lenders, and (b) in respect of all Loans and/or Commitments, (i) at any time at which the Aggregate Commitment (or any portion thereof) remains outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitments in respect of all Loans (and if any Term Loans are outstanding, with the Term Loan Commitment deemed to be outstanding to the extent of the principal amount of the related Term Loan which is then outstanding) divided by the Aggregate Commitment, and (b) after the termination of the Aggregate Commitment, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the principal amount of such Lender's outstanding Loans (including such Lender's ratable share of outstanding Swing Line Loans and L/C Obligations) divided by the aggregate principal amount of the outstanding Loans and L/C Obligations of all of the Lenders.

          "Qualified Public Offering" means a public offering of common stock by
           -------------------------
the Company pursuant to a registration statement under the Securities Act of 1933 and the rules and regulations in connection therewith (as the same may be amended from time to time), resulting in aggregate gross proceeds of at least $15,000,000 and the Company's stock being listed (or continuing to be listed, in the case of a secondary offering) on the New York Stock Exchange, NASDAQ or another major stock exchange.

          "Related Party" with respect to any Principal or member of a
           -------------
Management Group means (a) any controlling stockholder, 80% (or more) owned Subsidiary, or spouse or ex-spouse or immediate family member (in the case of an individual) of such Principal or member of a Management Group, or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% (or more) controlling interest of which consist of such Principal or member of a Management Group and/or such other Persons referred to in the immediately preceding clause (a), or (c) any investment fund, whether a limited partnership, limited liability company or corporation, managed and controlled by Heritage Partners Management Co., Inc. d/b/a Heritage Partners, Inc.

          "Relevant Event of Default" has the meaning specified in Section 9.02.
           -------------------------

          "Relevant Representations and Warranties" means each of the matters
           ---------------------------------------
represented by the Credit Parties in Sections 6.01(a) and (b), 6.02(a), 6.03,
                                     ---------------       -   ------   ----
6.04, 6.13 (other than clauses (d) and (e)) 6.16 (excluding consideration of
----        -----------------------------   ----
Target and its Subsidiaries), and 6.24.
                                  ----

          "Relevant Undertakings" means each of the undertakings and covenants
           ---------------------
of the Company contained in Sections 7.04(a), 7.12(e), 7.13 (excluding
                            ---------------   ------   ----
consideration of Target and its Subsidiaries), and 7.16(a), (c), (f) and (m).
                                                   ------------------------

          "Reportable Event" means, any of the events set forth in Section
           ----------------
4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer or the
           -------------------
president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Revolving Commitment Fee" has the meaning specified in Section
           ------------------------                               -------
2.10(b).
-------

          "Revolving Lender" means a Lender having a Revolving Loan Commitment.
           ----------------

          "Revolving Loan" has the meaning specified in Section2.01(c).
           --------------                               --------------

          "Revolving Loan Commitment" has the meaning specified in Section
           -------------------------                               -------
2.01(c).
-------

          "Revolving Loan Termination Date" means the earlier to occur of:
           -------------------------------

          (a) the date which is the fifth anniversary of the Initial Funding Date; and

          (b) the date on which the Revolving Loan Commitments terminate in accordance with the provisions of the Agreement.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill
           ---
Companies, and any successor thereto.

          "Same Day Funds" means (a) with respect to disbursements and payments
           --------------
in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be reasonably determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

          "SEC" means the Securities and Exchange Commission, or any
           ---
Governmental Authority succeeding to any of its principal functions.

          "Security Agreements" means, collectively, if and when each such
           -------------------
document is executed and delivered (a) each Security Agreement dated as of March12, 1998 and as amended on the Announcement Date, duly executed and delivered by each Credit Party and the Subsidiary Guarantors (other than Bidco Holding, Bidco, the Target and any Target Subsidiaries), (b) when executed, the Bidco Security Documents, the Target Security Document, the Target UK Subsidiaries Security Documents, and the Target Ireland Security Document and
(c) each security agreement delivered by a Foreign Subsidiary pursuant to
Section 7.15, in each case granting a security interest in all of such Persons
------------
personal property to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Senior Debt" means the total consolidated Indebtedness (other than
           -----------
Subordinated Debt and any other Indebtedness of the Company incurred after the Announcement Date and subordinated to the prior payment in full in cash of the Obligations on terms and conditions acceptable to the Agent) of the Company and its Subsidiaries.

          "Senior Leverage Ratio" means, with respect to any period, the ratio
           ---------------------
of Senior Debt as of the end of that period to EBITDA for that period.

          "Senior Subordinated Note Documents" shall mean and include each of
           ----------------------------------
the documents, instruments (including the Senior Subordinated Notes) and other agreements entered into by the Company (including, without limitation, the Senior Subordinated Note Indenture) and/or any Subsidiary relating to the issuance by the Company of the Senior Subordinated Notes and any guaranties or other documents related thereto, as in effect on the Announcement Date and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, Section 8.20)
                                                                 ------------
and thereof.

          "Senior Subordinated Note Indenture" shall mean the Indenture, dated
           ----------------------------------
as of March12, 1998, by and between the Company and State Street Bank and Trust Company, as trustee thereunder, with respect to the Senior Subordinated Notes, as in effect on the Announcement Date and as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof (including, without limitation, Section 8.20) and thereof.
                                ------------

          "Senior Subordinated Notes" shall mean $100,000,000 of the 101/8%
           -------------------------
Senior Subordinated Notes due 2008 issued by the Company under the Senior Subordinated Note Indenture.

          "Solvent" means, when used with respect to (A) a Person (other than
           -------
subject to clause (B)), that (a) the fair saleable value of the assets of such
           ------  -
Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted and (B) for any Person incorporated in England and Wales, on a particular date, on that date such Person has the ability to pay its debts as and when they fall due and could not be deemed to be insolvent for the purposes of the Insolvency Act 1986 of the United Kingdom. "Solvency" shall have
                                                            --------
a correlative meaning.

          "Special Funding Account" means a new account established by the
           -----------------------
Company with the Agent into which funds to be utilized by the Company to consummate the Acquisition will be deposited, and such account, and any and all funds on deposit therein, shall be subject to a cash collateral agreement granting Agent, on behalf of the Lenders, a first perfected lien on such funds in form and substance satisfactory to the Agent.

          "Special Funding Date" means the date, which shall be a Business Day,
           --------------------
on which Special Funding Loans are made pursuant to Section 2.03(e) and the
                                                    --------------
Special Funding Procedure Letter.

          "Special Funding Loans" mean any Term Loan made pursuant to Section
           ---------------------                                      -------
2.03(e), 100% of the proceeds of which are deposited into the Special Funding
------
Account.

          "Special Funding Procedure Letter" means the letter attached hereto as
           --------------------------------
Exhibit J.
---------

          "Specified L/C Loan" means, collectively, an AGI Specified L/C Loan or
           -------------------------
a Klearfold Specified L/C Loan.

          "Specified L/C Obligations" means, collectively, the AGI L/C
           -------------------------
Obligations and the Klearfold L/C Obligations.

          "Specified L/C Sublimit" means, collectively, the AGI L/C Sublimit and
           ----------------------
the Klearfold L/C Sublimit.

          "Specified Letter of Credit" means, collectively, the AGI Letter of
           --------------------------
Credit and the Klearfold Letter of Credit.

          "Spot Rate" for a currency means the rate generally quoted by BofA as
           ---------
the spot rate for the purchase by BofA of such currency with another currency through its FX Trading Office on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          "Squeeze-Out" has the meaning specified in the second paragraph of
           -----------
this Agreement.

          "Squeeze-Out Date" shall mean the Business Day after the Business Day
           ----------------
following the last date upon which Bidco becomes obliged to pay any consideration for the purchase of the Target Shares or to deliver Bidco Loan Notes in consideration for such a purchase.

          "Squeeze-Out Period" shall mean the period from the Initial Funding
           ------------------
Date to and including the Squeeze-Out Date.

          "Squeeze-Out Related Purchase Date" shall mean any date occurring
           ---------------------------------
after the Initial Funding Date but on or prior to the Squeeze-Out Date on which Bidco purchases Target Shares not acquired by Bidco on the Initial Funding Date.

          "Stated Amount" means the stated or face amount of a Letter of Credit
           -------------
to the extent available at the time for drawing (subject to presentment of all requested documents), as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit

          "Sterling" and "(Pounds)" means the lawful currency of the United
           --------        ------
Kingdom.

          "Sterling Equivalent" means, at any time, (a) as to any amount
           -------------------
denominated in Sterling, the amount thereof at such time and (b) as to any amount denominated in a currency other than Sterling, the equivalent amount in Sterling as determined by the Agent at such time on the basis of the Spot Rate for the purchase of such currency with Sterling on the most recent Computation Date.

          "Stockholder Agreement" means the Stockholder Agreement, dated as of
           ---------------------
March 12, 1998, among the Company and its stockholders, as in effect on the Original Closing Date and as the same may be modified, amended or supplemented from time to time; provided that for purposes of the definition of "Continuing Directors," no such amendment shall alter the provisions relating to the designation and election of members of the Company's Board of Directors.

          "Subordinated Debt" means, collectively, the Senior Subordinated Notes
           -----------------
and Permitted Seller Debt.

          "Subsidiary" of a Person means any corporation, association,
           ----------
partnership, limited liability company, joint venture or other business entity
(A) of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof and (B) with respect to any Person incorporated in England and Wales, a subsidiary within the meaning of
Section 736 of the Companies Act and, unless the context otherwise requires, a
-----------
subsidiary undertaking within the meaning of Section 258 of the Companies Act.
                                             -----------
Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company; provided, that for purposes
                                                   --------
of the definitions of "Change of Control" and "Related Parties", Subsidiary shall also include any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) ; provided further that, for the
                                              -------- -------
purposes of this Agreement, neither Target nor any Target Subsidiary shall be a Subsidiary until the occurrence of the Initial Funding Date after giving effect to the Transaction completed on such date.

          "Subsidiary Guarantor" means, collectively, (a) each Domestic
           --------------------
Subsidiary of the Company (other than a L/C Borrower), (b) KF-International, Inc., (c) upon the satisfaction of the relevant provisions of Section 7.16,
                                                              ------------
Bidco Holding, Bidco, the Target, each Target UK Subsidiary and Target Ireland and (d) to the extent requested pursuant to Section 7.15, each other Foreign
                                            ------------
Subsidiary of the Company.

          "Supplemental Indenture" has the meaning specified in Section 5.01(j).
           ----------------------                               --------------

          "Surety Instruments" means all letters of credit (including standby
           ------------------
and documentary), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing,
           -------------
relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" means, in respect of any one or more Swap
           ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the
                                     ---------
mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

          "Swing Line Loan Commitment" has the meaning specified in Section
           --------------------------                               -------
2.01(e).
------

          "Swing Line Lender" means BofA, in its capacity as provider of the
           -----------------
Swing Line Loans. With respect to Swing Line Loans, BofA may cause a local affiliate to make such Swing Line Loans and such local affiliate shall be deemed to be the Swing Line Lender for the purposes of this Agreement.

          "Swing Line Loan" means a Loan made by the Swing Line Lender,
           ---------------
denominated in Sterling, pursuant to Section 2.01(e).
                                     --------------
          "Swing Line Rate" means, for any day, the rate of interest in effect
           ---------------
for such day as publicly announced from time to time by BofA in London as its "reference rate." The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point of pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Swing Line Termination Date" means the earlier to occur of:
           ---------------------------

          (a) the date which is the fifth Business Day prior to the fifth anniversary of the Initial Funding Date; and

          (b) the date on which the Revolving Loan Commitment terminates in accordance with the provisions of this Agreement.

          "Target" means Tinsley Robor PLC, a public limited company
           ------
incorporated under the laws of England and Wales (Registered no. 948646).

          "Target Security Document" means the Guarantee and Debenture and any
           ------------------------
related Mortgage of Shares with respect to its Subsidiaries to be entered into by the Target after the Initial Funding Date and pursuant to Section 7.16(k)
                                                             --------------
incorporating a guarantee of the Obligations and a fixed and floating charge over the assets of the Target granted to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, in form and substance satisfactory to the Agent.

          "Target Ireland" means Irish Printing Resources, a company
           --------------
incorporated under the laws of Ireland.

          "Target Ireland Security Documents" means the Guarantee and Debenture
           ---------------------------------
to be entered into by Target Ireland after the Initial Funding Date and pursuant to Section 7.16(k) incorporating a guarantee of the Obligations and a fixed and
   --------------
floating charge over the assets of Target Ireland granted to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, in form and substance satisfactory to the Agent.

          "Target Shares" means the issued shares of each class in the capital
           -------------
of the Target (including any shares of the Target issued while the Offer remains open for acceptance.)

          "Target Subsidiaries" means each Subsidiary of the Target.
           -------------------

          "Target UK Subsidiaries" means, collectively, each Subsidiary of
           ----------------------
Target incorporated under the laws of England and Wales and listed on Schedule
                                                                      --------
1(b).
---
          "Target UK Subsidiaries Security Documents" means, collectively, the
           -----------------------------------------
Guarantee and Debenture to be entered into by each Target UK Subsidiary pursuant to Section 7.16(k) incorporating a guarantee of the Obligations and a fixed and
   --------------
floating charge over the assets of such Target UK

Subsidiary granted to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, in form and substance satisfactory to the Agent.

          "Taxes" means any and all present or future taxes, levies,
           -----
assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

          "Term Loan Commitment" means, as to each Lender, the aggregate amount
           --------------------
of such Lender's Term Loan A Commitment and Term Loan B Commitment.

          "Term Loan Commitment Fee" has the meaning specified in Section
           ------------------------                               -------
2.10(c).
------

          "Term Loan" means, collectively, Term Loan A and Term Loan B.
           ---------

          "Term Loan A" has the meaning specified in Section 2.01(a).
           -----------                               --------------

          "Term Loan A Commitment" means, as to each Lender, such Lender's Term
           ----------------------
Loan A Commitment, as specified on Schedule 2.01.
                                   -------------

          "Term Loan B" has the meaning specified in Section 2.01(b).
           -----------                               --------------

          "Term Loan B Commitment" means, as to each Lender, such Lender's Term
           ----------------------
Loan B Commitment, as specified on Schedule 2.01.
                                   -------------

          "Total Leverage Ratio" means, with respect to any period, the ratio of
           --------------------
total consolidated Indebtedness for borrowed money as of the end of that period to EBITDA for that period.

          "Transaction" shall include (a) the Offer, (b) the purchase of Target
           -----------
Shares by Bidco (c) the Equity Investment, (d) the Credit Extensions made on the Initial Funding Date and (e) the refinancing of certain Indebtedness of the Company and its Subsidiaries (including Target and certain Target Subsidiaries) on the Initial Funding Date.

          "Transaction Agreements" has the meaning specified in Section 6.25.
           ----------------------                               ------------

          "Type" means, with respect to any Borrowing of Loans (other than
           ----
Specified L/C Loans and Swing Line Loans), its nature as a Base Rate Loan or an Offshore Rate Loan.

          "Unconditional Date" means the date upon which the Offer becomes or is
           ------------------
declared unconditional in all respects.

          "Unfunded Pension Liability" means the excess of a Plan's benefit
           --------------------------
liabilities under Section 4001(a)(16) of ERISA, over the current value of that
                  ------------------
Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ---

          "Voting Stock" of any Person as of any date means the capital stock of
           ------------
such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

          "Waivable Term Loan B Prepayment" has the meaning specified in Section
           -------------------------------                               -------
2.07(o).
------

          "Wholly-Owned Subsidiary" means any corporation, association,
           -----------------------
partnership, limited liability company, joint venture or other business entity in which (other than directors' qualifying shares required by law) 100% of the equity interests of each class having ordinary voting power, and 100% of the equity interests of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.02 Other Interpretive Provisions
          -----------------------------

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c)  (i)   The term "documents" includes any and all instruments,
     documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

          (h) Any test, threshold, item, limit or other measurement expressed in Dollars herein shall also mean and include the Dollar Equivalent of such amount from time to time should the test, threshold, item, limit or other measurement be used in respect of any item expressed in a currency other than Dollars.

     1.03 Accounting Principles
          ---------------------

          (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                  ARTICLE II

                                  THE CREDITS

     2.01 Amounts and Terms of Commitment
          -------------------------------

          (a)  Term Loan A
               -----------

               Each Lender with a Term Loan A Commitment severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Term Loan A") from time to time on any Business Day during the
              -----------
Squeeze-Out Period, in an amount not to exceed
such Lender's Term Loan A Commitment as set forth on Schedule 2.01. Amounts
                                                     -------------
borrowed as a Term Loan A which are repaid or prepaid by the Company may not be reborrowed.

          (b)  Term Loan B
               -----------

               Each Lender with a Term Loan B Commitment severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Term Loan B") from time to time on any Business Day during the
              -----------
Squeeze-Out Period, in an amount not to exceed such Lender's Term Loan B Commitment as set forth on Schedule 2.01 (as such amount is reduced as a result
                           -------------
of the making of any Term Loan B during such period), it being understood and agreed that the Lenders with a Term Loan B Commitment shall make a final Term Loan B on the Squeeze-Out Date in an aggregate amount up to the unutilized Term Loan B Commitment on such date. Amounts borrowed as a Term Loan B which are repaid or prepaid by the Company may not be reborrowed.

          (c)  The Revolving Credit
               --------------------

               Subject to Section 2.01(e), each Revolving Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business
                            --------------
Day during the period from the Initial Funding Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.01 (such amount, as the same may be reduced under
             -------------
Section 2.07 or reduced or increased as a result of one or more assignments
------------
under Section 11.08, the Revolving Lender's "Revolving Loan Commitment");
      -------------                          -------------------------
provided, however, that, after giving effect to any Borrowing of Revolving
--------  -------
Loans, the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations at such time shall not at any time exceed the Aggregate Revolving Loan Commitment; and provided further, that the Effective Amount of Revolving
                 --- -------- -------
Loans of any Revolving Lender plus the participation of such Revolving Lender in the Effective Amount of all L/C Obligations and such Revolving Lender's Pro Rata Revolving Share of the Effective Amount of Swing Line Loans shall not at any time exceed such Revolving Lender's Revolving Loan Commitment; and provided
                                                               --- --------
further, that the Effective Amount of the Revolving Loans, the Effective Amount
-------
of Swing Line Loans and L/C Obligations shall not at any time exceed the Borrowing Base. Within the limits of each Revolving Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section
     ------------               ------------                         -------
2.01(c).
------

          (d)  Specified L/C Loans
               -------------------

               Each Revolving Lender severally agrees, on the terms and conditions set forth herein, to make loans to AGI and Klearfold, as the case may be, pursuant to Sections 3.03(b) and (c) from time to time on any Business Day
                ---------------       -
during the period from the Initial Funding Date to the Revolving Loan Termination Date, in an aggregate amount not to exceed at any time outstanding the Specified L/C Sublimit (such amount, as the same may be reduced under
Section 2.05 or 2.07)
------------    ----
provided, however, that after giving effect to (i) any Borrowing of AGI
--------  -------
Specified L/C Loans, the Effective Amount of all AGI L/C Obligations shall not at any time exceed the AGI L/C Sublimit; (ii) any Borrowing of Klearfold Specified L/C Loans, the Effective Amount of all Klearfold L/C Obligations shall not at any time exceed the Klearfold L/C Sublimit; and (iii) any Borrowing of Specified L/C Loans, the Effective Amount of the Specified L/C Obligations of any Revolving Lender shall not at any time exceed such Revolving Lender's Pro Rata Revolving Share of the Specified L/C Sublimit. The parties hereto acknowledge and agree that $13,000,000 of the Aggregate Revolving Loan Commitment shall only be utilized to facilitate the issuance of Specified Letters of Credit and corresponding Specified L/C Loans consisting of the AGI L/C Obligations and the Klearfold L/C Obligations but not otherwise as Revolving Loans or for other Letters of Credit.

          (e)  Swing Line Loans
               ----------------

               (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make Swing Line Loans to the Company from time to time prior to the Swing Line Termination Date in an aggregate principal amount at any one time outstanding not to exceed the Sterling Equivalent of $15,000,000 (the "Swing Line Loan Commitment"); provided, that after giving
                       --------------------------
     effect to any such Swing Line Loan, the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations at such time would not exceed the Aggregate Revolving Loan Commitment at such time; and provided further
                                                               -------- -------
     that the Effective Amount of all Revolving Loans, Swing Line Loans and L/C Obligations at such time would not exceed the Borrowing Base at such time. Prior to the Swing Line Termination Date, the Company may use the Swing Line Commitment by borrowing, prepaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

               (ii) The Company may borrow under the Swing Line Commitment on any Business Day after the Initial Funding Date but on or prior to the Swing Line Termination Date; provided, that the Company shall give the
                                  --------
     Swing Line Lender irrevocable written notice signed by a Responsible Officer or an authorized designee (which notice must be received by the Swing Line Lender prior to 11:00 a.m. (London time)) with a copy to the Agent specifying the amount of the requested Swing Line Loan, which shall be in a minimum amount of the Sterling Equivalent of $100,000 (or such lesser amount as is acceptable to the Swing Line Lender). The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Company in immediately available funds at the office of the Swing Line Lender by 1:00 p.m. (London time) on the date of such notice. The Company may at any time and from time to time, prepay the Swing Line Loans, in whole or in part, without premium or penalty, by notifying the Swing Line Lender prior to 11:00 a.m. (London time) on any Business Day of the date and amount of prepayment with a copy to the Agent. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of the Sterling Equivalent of $100,000 or a whole multiple of the Sterling Equivalent of $100,000 in excess thereof.

          (iii) The Swing Line Lender, at any time in its sole and absolute discretion, may on behalf of the Company (which hereby irrevocably directs the Swing Line Lender to so act on its behalf) notify the Agent to notify each Revolving Lender (including the Swing Line Lender) to make a Revolving Loan to the Company in a principal amount equal to such Bank's Pro Rata Revolving Share of the amount of such Swing Line Loan, and such Revolving Lender shall be obligated, pursuant to Section 2.01(c), to make Same Day
                                            --------------
     Funds available to the Agent on the date such notice is given in an aggregate amount equal to or in excess of such Swing Line Loan, in which case such funds shall be applied by the Agent first to repay such Swing Line Loan and any remaining funds shall be made available to the Company in accordance with Section 2.01(c); provided, however, that such notice shall
                     --------------   --------  -------
     be deemed to have automatically been given upon the occurrence of an Event of Default under Section9.01(f) or (g). Upon notice from the Agent, each
                      -------------      -
     Revolving Lender (other than the Swing Line Lender) will immediately transfer to the Agent, for transfer to the Swing Line Lender, in immediately available funds, an amount equal to such Revolving Lender's Pro Rata Revolving Share of the amount of such Swing Line Loan so repaid. Each Revolving Lender's obligation to transfer the amount of such Revolving Loan to the Agent shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set- off, counterclaim, recoupment, defense or other right which such Revolving Lender or any other Person may have against the Swing Line Lender, (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Revolving Loan Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Person,
     (iv) any breach of this Agreement by the Company or any other Company or
     (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (iv) Notwithstanding anything herein to the contrary, the Swing Line Lender (i) shall not be obligated to make any Swing Line Loan if the conditions set forth in Article V have not been satisfied and (ii) shall
                             ---------
     not make any requested Swing Line Loan if, prior to 11:00 a.m. (London time) on the date two (2) days preceding the date of such requested Swing Line Loan, it has received a written notice from the Agent or any Revolving Lender directing it not to make further Swing Line Loans because one or more of the conditions specified in Article V are not then
                                         ---------
     satisfied.

          (v) If prior to the making of a Revolving Loan required to be made by Section 2.01(e)(iii) an Event of Default described in Section 9.01(f) or
        -------------------                                   --------------
     9.01(g) shall have occurred and be continuing with respect to the Company,
     ------
     each Revolving Lender will, on the date such Revolving Loan was to have been made pursuant to the notice described in Section2.01(e)(iii), purchase
                                                   ------------------
     an undivided participating interest in the Dollar Equivalent of the Effective Amount of Swing Line Loans in an amount equal to its Pro Rata Revolving Share of the Dollar Equivalent of the Effective Amount of Swing Line Loans then outstanding. Each Revolving Lender will immediately transfer to the Agent for the benefit of the Swing Line Lender, in immediately available funds, the amount of its participation.

               (vi) Whenever, at any time after a Revolving Lender has purchased a participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to the Agent for delivery to each Revolving Lender the Dollar Equivalent of its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment
                  --------  -------
     received by the Swing Line Lender is required to be returned, such Revolving Lender will return to the Agent for delivery to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

               (vii) Each Revolving Lender's obligation to make the Revolving Loans referred to in Section 2.01(e)(iii) and to purchase participating
                          -------------------
     interests pursuant to Section2.01(e)(v) shall be absolute and unconditional
                           ----------------
     and shall not be affected by any circumstance, including, without limitation, (I) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender or the Company may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever,
     (II) the occurrence or continuance of a Default or an Event of Default,
     (III) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary Guarantor, (IV) any breach of this Agreement or any other Loan Document by the Company or any of its Subsidiaries or any other Lender, (V) whether or not there is availability in accordance with the Borrowing Base or (VI) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.02 Loan Accounts
          -------------

          (a) The Loans made by each Lender and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Lender or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Lender shall be prima facie evidence of the amount of the Loans made by the Lenders to a Credit Party and the Letters of Credit Issued for the account of an L/C Borrower, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of a Credit Party hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

          (b) Upon the request of any Lender made through the Agent, the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender shall record on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the applicable Credit Party with respect thereto. Each such Lender is irrevocably authorized by each Credit Party to make such recordations on its Note(s) and each Lender's record shall be deemed prima facie correct; provided, however, that the failure of a Lender to
                            --------  -------
make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations any Credit Party hereunder or under any such Note to such Lender.

     2.03 Procedure for Borrowing
          -----------------------

          (a) Each Borrowing (other than a Borrowing of Swing Line Loans, Specified L/C Loans, a L/C Borrowing or a Bidco Loan Notes Credit Support Advance) shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to (i) 10:00 a.m. (Chicago time) two Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans denominated in Dollars, (ii) 10:00 a.m. (Chicago time) four Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans in an Offshore Currency and (iii) 12:00 noon (Chicago time) on the date of the requested Borrowing, in the case of Base Rate Loans, specifying:

               (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $500,000, or any multiple of $250,000 in excess thereof, in the case of Base Rate Loans, and $1,000,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans;

               (ii)  the requested Borrowing Date, which shall be a Business
     Day;

               (iii) whether such Loan shall be a Revolving Loan, a Term Loan A or a Term Loan B;

               (iv)  the Type of Loans comprising the Borrowing;

               (v) if a Revolving Loan comprised of Offshore Currency Loans, the Applicable Currency;

               (vi) if the Loan then requested is to be an Offshore Rate Loan, the duration of the Interest Period applicable to such Loans included in such notice, provided, however, that in the event the Notice of Borrowing
                  --------  -------
     fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months; and

               (vii) if such Loans are Special Funding Loans, whether such Special Funding Loans will be utilized by the Company on the Initial Funding Date, a Squeeze-Out Related Purchase Date or the Squeeze-Out Date, as applicable;

provided, however, that with respect to the Borrowing to be made on the initial
--------  -------
Special Funding Date, the Notice of Borrowing shall be delivered to the Agent not later than 10:00 a.m. (Chicago time) on the initial Special Funding Date and such Borrowing will consist of Base Rate Loans only; and provided further, all
                                                         -------- -------
Borrowings during the first 90 days following the initial Special Funding

Date (or such shorter period as determined by the Agent) shall have the same Interest Period and shall be Base Rate Loans or Offshore Rate Loans for Interest Periods no longer than one month.

          (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Lender thereof and of the amount of such Lender's Pro Rata Share of the Borrowing. In the case of a Borrowing of Revolving Loans comprised of Offshore Currency Loans, such notice will provide the amount of each Lender's ProRata Revolving Share of the Borrowing, and the Agent will, upon the determination of the Dollar Equivalent amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact Dollar Equivalent amount of such Lender's Pro Rata Revolving Share of the Borrowing. The Dollar Equivalent amount of any Borrowing in an Offshore Currency will be determined by the Agent for such Borrowing on the Computation Date therefor in accordance with Section 2.15(a).
                ---------------

          (c) Each Lender will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing Date requested by the Company in Same Day Funds and in the requested currency (i) in the case of a Borrowing comprised of Loans in Dollars, by 12:00 noon (Chicago time) and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time as the Agent may specify. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

          (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than (x) at any time prior to the 120th day following the Squeeze-Out Date, fifteen (15) and (y) thereafter, seven (7) different Interest Periods in effect with respect to Offshore Rate Loans.

          (e) The obligation of each Lender to make any Loan on a Special Funding Date is subject to the following conditions precedent:

               The Company may request a Borrowing of Special Funding Loans on any Special Funding Date in the event that (i) the Announcement Date shall have occurred; (ii) each Lender has executed and delivered the Special Funding Procedure Letter to the Agent; (iii) the Company has established the Special Funding Account, and shall have granted to the Agent, for the benefit of itself and the Lenders, a first priority security interest in the Special Funding Account and any and all funds from time to time on deposit therein, and the Agent shall have received evidence that all actions necessary or, in the opinion of Agent, desirable to perfect and protect a first priority Lien in the Special Funding Account and on all funds on deposit therein have been taken; and (iv) there shall not exist on any Special Funding Date a judgment, order, injunction or other restraint issued or filed with respect to (w) any Offer Document or the consummation of the Offer, (x) the Special Funding Account or any funds on deposit therein, (y) the making of Special Funding Loans or (z) this Agreement or any other Loan Document.

     2.04  Conversion and Continuation Elections for Revolving Loans
           ---------------------------------------------------------

           (a) The Company may, upon irrevocable written notice to the Agent in accordance with Section 2.04(b):
                ---------------

                (i) elect, as of any Business Day, in the case of Base Rate Loans (other than Specified L/C Loans), or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an aggregate minimum amount of $500,000, or any multiple of $250,000 in excess thereof, in the case of Base Rate Loans (other than Specified L/C Loans), and $1,000,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans) into Loans of any other Type; or

                (ii) elect as of the last day of the applicable Interest Period with respect of any Offshore Rate Loan, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $250,000 in excess thereof) as Loans of the same Type;

provided, that if at any time the aggregate amount of Offshore Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $250,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans as of the last day of the Interest Period applicable thereto, and on and after such date the right of the Company to continue such Revolving Loans as, and convert such Revolving Loans into, Offshore Rate Loans shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 10:00 a.m. (Chicago time) at least (i) two Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans denominated in Dollars, (ii) 10:00 a.m. (Chicago time) four Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans in an Offshore Currency and (iii) on the date of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

               (i)   the proposed Conversion/Continuation Date;

               (ii) the aggregate amount of Loans to be converted or continued;

               (iii) the Type of Loans resulting from the proposed conversion or continuation;

               (iv)  the Applicable Currency; and

               (v) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select a new Interest Period to be applicable to such Offshore Rate Loans by the time specified in Section
                                                                   -------
2.04(b), or if any Default or Event of Default then exists, the Company shall be
-------
deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period. If the Company has failed to select a new Interest Period to be applicable to Offshore Currency Loans prior to the fourth Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in Section 2.04(b), or if
                                                          ---------------
any Default or Event of Default shall then exist, the Company shall be deemed to have elected to continue such Offshore Currency Loans on the basis of a one month Interest Period.

          (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans, with respect to which the notice was given, held by each Lender.

          (e) Unless the Majority Lenders otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have
(i) a Loan converted into or continued as an Offshore Rate Loan or (ii) an Offshore Currency Loan continued on the basis of an Interest Period exceeding one month.

          (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than (x) at anytime prior to the 120th day following the Squeeze-Out Date, fifteen (15) and
(y) thereafter, seven (7), different Interest Periods in effect with respect to Offshore Rate Loans.

          (g) Notwithstanding anything else to the contrary in this Agreement, Specified L/C Loans may only be Base Rate Loans and Swing Line Loans may only bear interest at the Swing Line Rate.

          (h) Notwithstanding anything to the contrary herein, the Company may only have Base Rate Loans and Offshore Rate Loans with a thirty (30) day Interest Period for the first 90 days after the Initial Funding Date or if earlier, the date on which Bank of America National Trust and Savings Association successfully syndicates the Commitments and Loans hereunder.

     2.05  Voluntary Termination or Reduction of Commitments
           -------------------------------------------------

          (a) The Company may, upon not less than two Business Days' prior notice to the Agent, terminate the Commitments of all Lenders ratably, or permanently reduce the Commitments of all Lenders ratably by an aggregate minimum amount of $250,000 or any multiple of $250,000 in excess thereof; unless, after giving effect thereto and
                                        ------
to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans would exceed the amount of the combined Revolving Loan Commitments of all Revolving Lenders then in effect, (b) the Effective Amount of all L/C Obligations would exceed the amount of the L/C Commitment then in effect, (c) the Effective Amount of all Klearfold L/C Obligations or AGI L/C Obligations, as the case may be, would exceed the amount of the Klearfold L/C Sublimit or AGI L/C Sublimit, as the case may be, then in effect or (d) the Effective Amount of all Swing Line Loans would exceed the Swing Line Loan Commitment then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender according to its Pro Rata Share. All accrued commitment and letter of credit fees and interest, if applicable, to, but not including, the effective date of any reduction or termination of the Commitments shall be paid on the effective date of such reduction or termination.

           (b) At no time shall the Swing Line Commitment exceed the Aggregate Revolving Loan Commitment, and any reduction of the Aggregate Revolving Loan Commitment which reduces the Aggregate Revolving Loan Commitment below the then-current amount of the Swing Line Commitment shall result in an automatic corresponding reduction of the Swing Line Commitment to the amount of the Aggregate Revolving Loan Commitment, as so reduced, without any action on the part of the Swing Line Lender. Any reduction of the Aggregate Revolving Loan Commitment below the then-current amount of the Swing Line Commitment shall result in an automatic corresponding reduction of the Swing Line Commitment to the amount of the Aggregate Revolving Loan Commitment as so reduced, without any action on the part of the Swing Line Lender.

     2.06  Optional Prepayments of Loans
           -----------------------------

           Subject to Section 4.04, any Credit Party, may, at any time or from
                      ------------
time to time, upon irrevocable notice to the Agent, prepay (but not permanently reduce the Revolving Loan Commitments to the extent of prepayments on the Revolving Loans unless otherwise expressly requested in writing by the Company) the Loans, including the Term Loans, in whole or in part, in minimum amounts of $500,000, or any multiple of $250,000 in excess thereof, in the case of Base Rate Loans, and the Dollar Equivalent $500,000, or any multiple of the Dollar Equivalent $250,000 in excess thereof (or such other amount necessary to repay any Offshore Currency Loan in full), in the case of Offshore Rate Loans. The Company may designate whether such prepayments shall be applied to prepay Revolving Loans or Term Loans provided that such prepayments shall be applied ratably among the Lenders holding such Revolving Loans or Term Loans, as the case may be. The Company shall deliver a notice of prepayment in accordance with
Section 11.02 to be received by the Agent not later than 10:30 a.m. (Chicago
-------------
time) (a) at least three Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Currency Loans, (b) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in Dollars, and (iii) on the date of the prepayment date if the Loans to be prepaid are Base Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment, the Loans being prepaid and whether such prepayment is of Base Rate Loans or Offshore Rate Loans, or any combination thereof, and the Applicable Currency. The Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by a Credit Party, such Credit Party shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04.
                             ------------

     2.07  Termination of Commitments; Mandatory Prepayments of Loans; Mandatory
           ---------------------------------------------------------------------
Commitment Reductions
---------------------

           (a) The Aggregate Commitment shall be reduced to zero in the event that:

                (i)   the Offer is not posted on or prior to the twenty-eighth
     (28th) day following the Announcement Date; or

                (ii) the Company and/or Bidco withdraws the Offer or the Offer lapses;

                (iii) the Offer has not gone wholly unconditional within four
     (4) calendar months after the posting of the Offer Documents; or

                (iv)  the Initial Funding Date has not occurred within fourteen
     (14) days after the Offer has gone wholly unconditional;

and in any event the Prior Loan Document shall remain unaffected by the terms and conditions of this Agreement and this Agreement shall be automatically terminated other than (x) with respect to those provisions that by their terms survive termination of this Agreement, (y) the payment of any accrued Commitment Fee pursuant to Section 2.10 which is due and payable on the date this Agreement
                ------------
is terminated pursuant to this Section 2.07(a)) and (z) any rights of
                               ----------------
indemnification in favor of the Agent, or the Issuing Bank, any Agent-Related Person and the Lenders.

          (b) (i) If on any date the Effective Amount of all AGI L/C Obligations exceeds the AGI L/C Sublimit, AGI shall either (x) Cash Collateralize on such date the outstanding AGI Letter of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the AGI Letter of Credit over the AGI L/C Sublimit or (y) immediately, and without notice or demand, prepay the outstanding principal amount of the AGI Specified L/C Loans by an amount equal to the applicable excess (or take any combination of the actions specified in clauses (x) and
                                                                 ---------------
     (y) if necessary to cover such excess).
     ---

                (ii) The Specified L/C Commitment and the AGI L/C Sublimit shall be automatically reduced from time to time on the date, and in the amount, that the stated amount of the AGI Letter of Credit is reduced pursuant to the terms of the AGI Letter of Credit.

          (c) (i) If on any date the Effective Amount of all Klearfold L/C Obligations exceeds the Klearfold L/C Sublimit, Klearfold shall either (x) Cash Collateralize on such date the outstanding Klearfold Letter of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Klearfold Letter of Credit over the aggregate Klearfold L/C Sublimit or (y) immediately, and without notice or demand, prepay the outstanding principal amount of the Klearfold Specified L/C Loans by an amount equal to the applicable excess (or take any combination of the actions specified in clauses (x) and (y) if necessary to cover such
                          -------------------
     excess).

               (ii) The Specified L/C Commitment and the Klearfold L/C Sublimit shall be automatically reduced from time to time on the date, and in the amount, that the stated amount of the Klearfold Letter of Credit is reduced pursuant to the terms of the Klearfold Letter of Credit.

          (d)  (i)  Subject to Section 4.04, if on any date after giving effect
                               ------------
to any Cash Collateralization made on such date pursuant to Section 2.07(b) and
                                                            ---------------
(c), the Effective Amount of Revolving Loans, Swing Line Loans and L/C
---
Obligations exceeds the Aggregate Revolving Loan Commitment, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess and the Lenders shall apply such amounts first to repay Base Rate Loans and thereafter to repay Offshore Rate Loans.

          (e) If any Borrowing Base Certificate shall disclose the existence of a Borrowing Base Deficiency, the Company shall on the date of the delivery thereof in accordance with Section 7.02(g), repay the principal of Swing Line
                           ---------------
Loans and, after the Swing Line Loans have been repaid in full, the principal of Revolving Loans in an aggregate amount equal to such Borrowing Base Deficiency and, to the extent such Borrowing Base Deficiency exceeds the Effective Amount of Swing Line Loans and Revolving Loans required to be prepaid, the Company shall Cash Collateralize the outstanding Letters of Credit (other than the Specified Letters of Credit) in an amount equal to the excess of the maximum amount then available to be drawn under such Letters of Credit over the L/C Commitment minus the Specified L/C Sublimit.
           -----

          (f) The Bidco Loan Notes Credit Support Term Loan Commitment shall be automatically reduced from time to time on the date, and in the amount, that the Stated Amount of the Bidco Loan Notes Credit Support is reduced pursuant to the terms of the Bidco Loan Notes Credit Support, (but after giving effect to any Borrowing of Revolving Loans used to repay drawing thereunder on such date). No reduction in the Bidco Loan Notes Credit Support Commitment shall reduce the Aggregate Revolving Loan Commitment.

          (g) Each Credit Party hereby grants to the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, a security interest in all cash and deposit account balances subject to Cash Collateralization. Cash collateral subject to Cash Collateralization shall be maintained in blocked deposit accounts at BofA. BofA shall invest any and all available funds deposited in such deposit accounts, within five (5) business days after the date the relevant funds become available, in securities issued or fully guaranteed or insured by the United States Government or any agency thereof backed by the full faith and credit of the United States having maturities of no greater than three months from the date of acquisition thereof (collectively, "Government Obligations").
                                                     ----------------------
Each Credit Party hereby acknowledges and agrees that BofA shall not have any liability with respect to, and each Credit Party hereby indemnifies BofA against, any loss resulting from the acquisition of the Government Obligations and BofA shall not have any obligation to monitor the trading activity of any such Governmental Obligations on and after the acquisition thereof for the purpose of obtaining the highest possible return with respect thereto, BofA's responsibility being limited to acquiring such Governmental Obligations.

          (h) If on any Computation Date the Agent shall have determined that the aggregate Dollar Equivalent principal amount of all Revolving Loans and Swing Line Loans then outstanding loan the aggregate amount of outstanding L/C Obligations exceeds the Aggregate Revolving Credit Commitment, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then the Agent shall give notice to the Company that a prepayment is required under this Section 2.07(h), and the Company agrees thereupon to make prepayments of
     ---------------
Revolving Loans, subject to Section 4.04, such that, after giving effect to such
                            ------------
prepayment, the aggregate Dollar Equivalent amount of all Revolving Loans, Swing Line Loans and aggregate outstanding L/C Obligations does not exceed the Aggregate Revolving Credit Commitment.

          (i) If on any date the Effective Amount of L/C Obligations (other than Specified L/C Obligations) exceeds the L/C Commitment less than the Specified L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit (other than Specified Letters of Credit) in an amount equal to the excess of the maximum amount then available to be drawn under such Letters of Credit over the L/C Commitment less the Specified L/C Commitment. Subject to Section 4.04, if on any date after giving effect to any
                       ------------
Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of Revolving Loans, Swing Line Loans and L/C Obligations exceeds the Aggregate Revolving Loan Commitment, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

          (j) The Company shall prepay the Term Loans in an amount equal to 100% of the insurance proceeds received by the Company or any Subsidiary following a casualty involving such Person's Property, to the extent not applied (or committed to be applied) within 90 days after the consummation or receipt thereof, as applicable, to the purchase of replacement assets that are not classified as current assets under GAAP and are used or useful in the business of the Company and its Subsidiaries. Such prepayment shall be made on the 90th day after receipt of such insurance proceeds and the amount of such prepayment shall be applied (i) subject to paragraph (o) below, on a ratable basis among the then outstanding Term Loans, and (ii) on a ratable basis among all remaining payments in each such Term Loan with such proceeds to be applied first, to the extent possible, to prepay Base Rate Loans and then to prepay Offshore Rate Loans. The Company shall use its commercially reasonable efforts to notify the Agent and each Lender holding a Term Loan of the amount of any required prepayment at least three (3) Business Days before it is made.

          (k) On each March 31, beginning March 31, 2000, the Company shall prepay the Term Loans in an amount equal to fifty percent (50%) of the Excess Cash Flow, if any, generated by the Company and its Subsidiaries during the immediately preceding fiscal year of the Company. The amount of such prepayment shall be applied (i) (subject to paragraph (o) below), on a ratable basis among
                                 -------------
the then outstanding Term Loans, and (ii) on a ratable basis among all remaining payments in each such Term Loan. Such proceeds shall be applied first, to the extent possible, to prepay Base Rate Loans and then to prepay Offshore Rate Loans. The Company shall use its commercially reasonable efforts to notify the Agent and each Lender holding a Term Loan of the amount of any required prepayment at least three (3) Business Days before it is made.

          (l) The Company shall prepay the Term Loans in an amount equal to 100% of the sum of the Net Proceeds realized upon all Asset Dispositions (other than the Pending Asset Sale) made by the Company or any Subsidiary, aggregating (without inclusion of up to $2,000,000 of the Net Proceeds from the Pending Asset Sale) in excess of $1,000,000, within one-hundred and eighty (180) Business Days after the date of such Asset Disposition or, if later, the date of the receipt of the proceeds therefrom to the extent not applied (or committed to be applied) within such period to the purchase of other assets that are not classified as current assets under GAAP and are used or useful in the business of the Company and its Subsidiaries. The amount of such prepayment shall be applied (i) (subject to paragraph (o) below), on a ratable basis among the then
                        -------------
outstanding Term Loans, and (ii) on a ratable basis among all remaining payments in each such Term Loan. Such proceeds shall be applied first, to the extent possible, to prepay Base Rate Loans and then to prepay Offshore Rate Loans. The Company shall use its commercially reasonable efforts to notify the Agent and each Lender holding a Term Loan of the amount of any required prepayment at least three (3) Business Days before it is made.

          (m) The Aggregate Term Loan B Commitment, and the Term Loan B Commitment of each Lender, shall be reduced on the Squeeze-Out Date (after giving effect to the Term Loan B made on the Squeeze-Out Date) in an amount equal to the unutilized Aggregate Term Loan B Commitment, and Term Loan B Commitment of each Lender, as of such date.

          (n) The relevant Credit Party shall pay, together with each prepayment under this Section 2.07, accrued interest on the amount prepaid.
                      ------------

          (o)  Notwithstanding anything to the contrary contained in this
Section 2.07 or elsewhere in this Agreement, any Lender with an outstanding Term
------------
Loan B shall have the option to waive a mandatory prepayment of such Term Loan pursuant to Section 2.07 (j), (k) or (l) (each such
            ----------------------------
prepayment, a "Waivable Mandatory Term Loan B Prepayment") upon the terms and
               -----------------------------------------
provisions set forth in this paragraph (o). In the event any such Lender desires
                             -------------
to waive such Lender's right to receive any such Waivable Mandatory Term Loan B Prepayment in whole or in part, such Lender shall so advise the Agent no later than the close of business two (2) Business Days prior to the date on which such prepayment is to occur, which notice shall also include the amount such Lender desires to receive in respect of such prepayment. If any such Lender does not provide such amount by such date, it will be deemed not to have waived any part of such prepayment. If any such Lender does not deliver such notice, it will be deemed to have accepted one hundred percent (100%) of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Mandatory Term Loan B Prepayment, the Agent shall apply one hundred percent (100%) of the amount so waived by such Lender to Term Loan A in accordance with this Section 2.07; provided, further, that no such waiver
                     ------------  --------  -------
requests shall be honored following the prepayment in full of Term Loan A.

     2.08  Repayment of Loans
           ------------------

           (a) The Company shall repay to the Revolving Lenders on the Revolving Loan Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

           (b) AGI shall repay to the Revolving Lenders on the Revolving Loan Termination Date the aggregate principal amount of AGI Specified L/C Loans outstanding on such date; provided, however, that with respect to any AGI
                          --------  -------
Specified L/C Loan made (A) in respect of an AGI-B Drawing (Principal) or an AGI C Drawing (Interest), AGI shall repay the unpaid principal amount of such AGI Specified L/C Loan on or before the earliest of (i) the Revolving Loan Termination Date, (ii) the 5th day following the date of such AGI Specified L/C Loan, and (B) in respect of any AGI-A Drawing (Purchase), AGI shall repay the unpaid principal amount of such AGI Specified L/C Loan on the same date on which the AGI Pledged Bonds acquired by the proceeds of an AGI-A Drawing (Purchase) (which AGI-A Drawing (Purchase) was financed by such AGI Specified L/C Loan) are sold as a result of a remarketing with any deficiency in the amount due paid by AGI.

          (c) Klearfold shall repay to the Revolving Lenders on the Revolving Loan Termination Date the aggregate principal amount of Klearfold Specified L/C Loans outstanding on such date; provided, however, that with respect to any
                                --------  -------
Klearfold Specified L/C Loan made (A) in respect of any Klearfold Interest Drawing (or C Drawing), Klearfold shall repay the unpaid principal amount of such Klearfold Specified L/C Loan on or before the earliest of (i) the Revolving Loan Termination Date, (ii) the 5th day following the date of such Klearfold Specified L/C Loan, and (B) in respect of any Klearfold Tender Drawing (or A Drawing) Klearfold shall repay the unpaid principal amount of such Specified L/C Loan on the same date on which the Klearfold Pledged Bonds acquired by the proceeds of a Klearfold Tender Drawing (which Klearfold Tender Drawing was financed by such Klearfold Specified L/C Loan) are sold as a result of a remarketing with any deficiency in the amount due paid by Klearfold.

          (d)  The Company shall repay the Term Loans on each date set forth on
Schedule 2.08(d) (each a "Principal Payment Date").
                          ----------------------

          (e) The Company shall repay to the Swing Line Lender on the Swing Line Termination Date the aggregate principal amount of Swing Line Loans outstanding on such date.

          (f) The Company shall repay to the Lenders on the Business Day following a Special Funding Date the aggregate principal amount of Special Funding Loans outstanding on such date in the event that the Initial Funding Date, a Squeeze-Out Related Purchase Date or the Squeeze-Out Date, as the case may be, has not occurred on such date.

     2.09  Interest
           --------

           (a) Each (i) Loan (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under
Section 2.04), plus the Applicable Margin and (ii) Swing Line Loans shall bear
------------
interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Swing Line Rate, plus the
                                                                 ----
Applicable Margin for Revolving Loans maintained as Offshore Rate Loans.

           (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of the conversion of an Offshore Rate Loan into a Base Rate Loan, on the date of any prepayment of any Offshore Rate Loans under Section 2.06 or 2.07 for the portion of the Loans so
                          ------------    ----
prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Lenders.

           (c)  Notwithstanding Section 2.09(a) or (e) while any Event of
                                ---------------    ---
Default exists or after acceleration, each Credit Party shall pay interest or additional fees (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Obligations; provided, however, that, on and
                                            --------  -------
after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2%.

           (d) Anything herein to the contrary notwithstanding, the obligations of each Credit Party to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Credit Parties shall pay such Lender interest at the highest rate permitted by applicable law.

     2.10  Fees
           ----

           In addition to certain fees described in Section 3.08:
                                                    ------------

           (a)  Agency Fees
                -----------

                The Company shall pay the fees to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company
                                               ----------
and the Agent, dated as of July7, 1998.

           (b)  Commitment Fees
                ---------------

                The Company shall pay to the Agent for the account of each Lender with a Revolving Loan Commitment a commitment fee ("Revolving Commitment
                                                           --------------------
Fee") on the actual daily unused portion of such Revolving Lender's Revolving
---
Loan Commitment or computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum applicable to the Commitment Fee. For purposes of calculating utilization under this Section, the Revolving Loan Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding and the Effective Amount all L/C Obligations then outstanding. Such commitment fee shall accrue from the Initial Funding Date to the Revolving Loan Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Revolving Loan Termination Date, with the final payment to be made on the Revolving Loan Termination Date. The commitment fees provided in this Section shall accrue at all times after the Initial Funding Date, including at any time during which one or more conditions in Article V are not met.
   ---------



          (c)   Term Loan Commitment Fees
                -------------------------
                The Company shall pay to the Agent for the account of each Lender with a Term Loan Commitment a commitment fee ("Term Loan Commitment Fee")
                                                      ------------------------
on the actual daily unused portion of such Lenders' Term Loan Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum applicable to the Commitment Fee. For purposes of calculating utilization under this paragraph
                                                                   ---------
(c), the Term Loan Commitments shall be deemed used to the extent of the
 -
Effective Amount of Term Loans then outstanding. Such

Term Loan Commitment Fee shall accrue from the Announcement Date to the Squeeze-Out Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Squeeze-Out Date, with the final payment to be made on the Squeeze-Out Date; provided, that in
                                                           --------
connection with any reduction or termination of Term Loan Commitments, as the case may be, under Section 2.05 or 2.08(a), the accrued Term Loan Commitment Fee
                   ------------    -------
calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The Term Loan Commitment Fee shall accrue at all times after the above-mentioned commencement date until the Squeeze-Out Date, including at any time during which one or more conditions in Article V are not
                                                             ---------
met.

     2.11  Computation of Fees and Interest
           --------------------------------

           (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

           (b) Each determination of an interest rate or a Dollar Equivalent amount by the Agent shall be conclusive and binding on each Credit Party and the Lenders in the absence of manifest error. The Agent will, at the request of a Credit Party or any Lender, deliver to such Credit Party or such Lender, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate or any Dollar Equivalent Amount.

     2.12  Payments by the Credit Parties
           ------------------------------

           (a) All payments to be made by a Credit Party shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by a Credit Party shall be made to the Agent for the account of the Lenders at the Agent's Payment Office, and, with respect to principal of, interest on, and any other amounts relating to, any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable, and, with respect to all other amounts payable hereunder, shall be made in Dollars. Such payments shall be made in Same Day Funds, and (i) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be reasonably determined by the Agent to be necessary for such payment to be credited on such date in accordance with normal lending procedures in the place of payment, and (ii) in the case of any Dollar payments, no later than 12:00 noon (Chicago time) on the date specified herein. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Agent later than 12:00 noon (Chicago time) in the case of Dollar payments, or later than the time specified by the Agent as provided in clause (i) above (in the case of Offshore Currency payments), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Lenders that a Credit Party will not make such payment in full as and when required, the Agent may assume that such Credit Party has made such payment in full to the Agent on such date in Same Day Funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Credit Party has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate or, in the case of a payment in an Offshore Currency, the Overnight Rate, for each day from the date such amount is distributed to such Lender until the date repaid.

     2.13  Payments by the Lenders to the Agent
           ------------------------------------

           (a) Unless the Agent receives notice from a Lender on or prior to the Special Funding Date or, with respect to any Borrowing after the initial Special Funding Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the relevant Credit Party the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in Same Day Funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the relevant Credit Party on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in Same Day Funds and the Agent in such circumstances has made available to the Company such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate or, in the case of any Borrowing consisting of Offshore Currency Loans, the Overnight Rate, for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this Section 2.13(a) shall be conclusive, absent
                                    ---------------
manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify such Credit Party of such failure to fund and, upon demand by the Agent, the relevant Credit Party shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

           (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     2.14  Sharing of Payments, Etc.
           -------------------------

           If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess
                   --------  -------
payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Credit Party agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to
                                                --------------
such participation as fully as if such Lender were the direct creditor of the relevant Credit Party in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

     2.15  Utilization of Commitments in Offshore Currencies
           -------------------------------------------------

           (a) The Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) outstanding Offshore Currency Loans denominated in a currency other than Dollars as of the last Business Day of each month,
(iii) outstanding Offshore Currency Loans denominated in a currency other than Dollars as of any redenomination date pursuant to this Section 2.15 or Section
                                                       ------------    -------
4.05, (iv) L/C Obligations denominated in a currency other than Dollars as of
----
the last Business Day of each month and (v) Offshore Currency Loans or L/C Obligations, any date specified for determining the Dollar Equivalent or Sterling Equivalent of any amount (each such date under clauses (i) through (iv) a "Computation Date").
   ----------------

           (b) In the case of a proposed Borrowing comprised of Offshore Currency Loans, the Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Agent has received notice from any of the Lenders by 5:00 p.m. (Chicago time) four Business Days prior to the day of such Borrowing that such Lender cannot provide Loans in the requested Offshore Currency, in which event the Agent will give notice to the Company no later than 12:00 noon (Chicago time) on the third Business Day prior to the requested date of such Borrowing that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Lenders. If the Agent shall have so notified the Company that any such Borrowing in a requested Offshore Currency is not then available, the Company may, by notice to the Agent not later than 5:00 p.m. (Chicago time) two Business Days prior to the requested date of such Borrowing, withdraw the Notice of Borrowing relating to such requested Borrowing. If the Company does so withdraw such Notice of Borrowing, the Borrowing requested therein shall not occur and the Agent will promptly so notify each Lender. If the Company does not so withdraw such Notice of Borrowing, the Agent will promptly so notify each Lender and such Notice of Borrowing shall be deemed to be a Notice of Borrowing that requests a Borrowing comprised of Offshore Rate Loans for the same Interest Period previously applicable in an aggregate amount equal to the amount of the originally requested Borrowing as expressed in Dollars in the Notice of Borrowing; and in such notice by the Agent to each Lender the Agent will state such aggregate amount of such Borrowing in Dollars and such Lender's Pro Rata Share thereof.

          (c) In the case of a proposed continuation of Offshore Currency Loans for an additional Interest Period pursuant to Section 2.04, the Lenders shall be
                                              ------------
under no obligation to continue such Offshore Currency Loans if the Agent has received notice from any of the Lenders by 5:00 p.m. (Chicago time) four Business Days prior to the day of such continuation that such Lender cannot continue to provide Loans in the relevant Offshore Currency, in which event the Agent will give notice to the Company not later than 12:00 noon (Chicago time) on the third Business Day prior to the requested date of such continuation that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Lenders. If the Agent shall have so notified the Company that any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be redenominated into Offshore Rate Loans in Dollars for the same Interest Period previously applicable with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans. The Agent will promptly notify the Company and the Lenders of any such redenomination and in such notice by the Agent to each Lender the Agent will state the aggregate Dollar Equivalent amount of the redenominated Offshore Currency Loans as of the Computation Date with respect thereto and such Lender's Pro Rata Share thereof.

          (d) Notwithstanding anything herein to the contrary, during the existence of a payment default or an Event of Default, upon the request of the Majority Lenders, all or any part of any outstanding Offshore Currency Loans shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans. The Agent will promptly notify the Company of any such redenomination and conversion request.

           (e) The Company shall be entitled to request that Revolving Loans (other than Specified L/C Loans) hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of "Offshore Currency" herein, that in the opinion
                                -----------------
of the Majority Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "Agreed Alternative Currency"). The Company shall deliver to the
             ---------------------------
Agent any request for designation of an Agreed Alternative Currency in accordance with Section 11.02, to be received by the Agent not later than 12:00
                -------------
noon (Chicago time) at least 10 Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request the Agent will promptly notify the Lenders thereof, and each Lender will use its commercially reasonable efforts to respond to such request within five (5) Business Days of receipt thereof. Each Lender may grant or accept such request in its sole discretion. The Agent will promptly notify the Company of the acceptance or rejection of any such request.


                                  ARTICLE III

                     THE LETTERS OF CREDIT, BANK GUARANTEE

     3.01  The Letter of Credit Facility and Bank Guarantee
           ------------------------------------------------

           (a) On the terms and conditions set forth herein (i) the Issuing Bank agreed, (A) on the Original Closing Date to permit the AGI Letter of Credit to become an obligation under and be deemed to have been issued under this Agreement for the account of AGI in the amount and to the beneficiary as set forth on Exhibit G hereto, and subject to the satisfaction of the conditions in
         ---------
Section 5.03, to amend or renew the AGI Letter of Credit in accordance with
------------
Sections 3.02(c) and (d), and (B) to honor drafts under the AGI Letter of
----------------     ---
Credit; and (ii) the Revolving Lenders severally agree to participate in the AGI Letter of Credit; provided that the Issuing Bank shall not be obligated to
                  --------
Issue, and no Revolving Lender shall be obligated to participate in, the AGI Letter of Credit if, as of the Issuance Date of the AGI Letter of Credit, (1) the Effective Amount of all L/C Obligations exceeds the Specified L/C Commitments, (2) the participation of any Revolving Lender in the Effective Amount of all AGI L/C Obligations of such Revolving Lender exceeds such L/C Lender's Pro Rata Revolving Share of the AGI L/C Sublimit or (3) the Effective Amount of AGI L/C Obligations exceeds the AGI L/C Sublimit. The parties hereto acknowledge and agree that the AGI Letter of Credit is not being reissued on the Initial Funding Date, and that as such it will be deemed to be a continuing obligation of AGI hereunder and that this Agreement will henceforth constitute, among other things, an amendment and restatement of the AGI Reimbursement Agreement for purposes of the AGI Bond Documents and shall supersede and replace such Reimbursement Agreement in its entirety.

           (b) On the terms and conditions set forth herein (i) the Issuing Bank agreed, (A)on the Original Closing Date to permit the Klearfold Letter of Credit for the account of Klearfold in the amount and to the beneficiary as set forth on Exhibit H, and subject to
                                                     ---------
the satisfaction of the conditions in Section 5.03, to amend or renew the
                                      ------------
Klearfold Letter of Credit in accordance with Sections 3.02(c) and (d), and (B)
                                              ----------------     ---
to honor drafts under the Klearfold Letter of Credit; and (ii) the Revolving Lenders severally agree to participate in the Klearfold Letter of Credit; provided, that the Issuing Bank shall not be obligated to Issue, and no
--------
Revolving Lender shall be obligated to participate in, the Klearfold Letter of Credit if as of the Issuance Date of such Klearfold Letter of Credit (1) the Effective Amount of all L/C Obligations exceeds the Specified L/C Commitments,
(2) the participation of any Revolving Lender in the Effective Amount of all Klearfold L/C Obligations exceeds such Lender's Pro Rata Revolving Share of the Klearfold L/C Sublimit or (3) the Effective Amount of Klearfold L/C Obligations exceeds the Klearfold L/C Sublimit. The parties hereto acknowledge and agree that the Klearfold Letter of Credit is not being reissued on the Initial Funding Date, and that as such it will be deemed to be a continuing obligation of Klearfold hereunder.

           (c) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Initial Funding Date to the day which is thirty (30) days prior to the Revolving Loan Termination Date, to issue standby or trade Letters of Credit for the account of the Company or the L/C Borrowers and to amend or renew Letters of Credit previously issued by it under this clause (c); in accordance with
Section 3.02(d) and 3.02(e), and (B) to honor drafts under the Letters of Credit
---------------     -------
issued under this clause (c); and (ii) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Company under this clause (c); provided, that the Issuer shall not be obligated to Issue any
                 --------
Letter of Credit under this clause (c), if as of the Issuance Date of such Letter of Credit (1) the Effective Amount of all L/C Obligations exceed the combined L/C Commitments of all Revolving Lenders, (2) the participation of any Revolving Lender in the Effective Amount of all L/C Obligations of such Revolving Lender exceeds such Lender's Commitment, (3) the Effective Amount of AGI L/C Obligations or Klearfold L/C Obligation (as the case may be) exceeds the AGI L/C Sublimit or Klearfold L/C Sublimit, (4) the Effective Amount of all L/C Obligations related to standby and trade Letters of Credit issued under this clause (c) exceeds in an aggregate Stated Amount $7,000,000 (as such amount shall be reduced by any increase in the Stated Amount of the Klearfold IRB Letter of Credit or the AGI IRB Letter of Credit after the Initial Funding Date) (the "Trade L/C Sublimit"). Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain standby and trade Letters of Credit under this clause (c) shall be fully revolving, and, accordingly, the Company may, during the forgoing period, obtain under this clause (c) new Letters of Credit, or replacement Letters of Credit for Letters of Credit which have expired or which have been drawn upon and reimbursed, provided all such Letters of Credit are issued in compliance with this Agreement.

           (d) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) on the Initial Funding Date to issue an irrevocable bank guarantee for the account of the Company in form and substance satisfactory to the Issuing Bank and in an amount not to exceed the Bidco Loan Notes Credit Support Commitment for the benefit of the holders of Bidco Loan Notes (the "Bidco Loan Notes Credit Support") in support of the principal and interest
 -------------------------------
payment obligations of Bidco pursuant to the Bidco Loan Notes, and subject to the satisfaction of the conditions in Section
                                      -------

5.03, to amend or renew the Bidco Loan Notes Credit Support in accordance with
----
Sections 3.02(c) and (d), and (B) to honor drawings under the Bidco Loan Notes
----------------     ---
Credit Support; and (ii) the Revolving Lenders severally agree to participate in the Bidco Loan Notes Credit Support; provided that the Issuing Bank shall not be
                                     --------
obligated to Issue, and no Revolving Lender shall be obligated to participate in, the Bidco Loan Notes Credit Support if, as of the Issuance Date of the Bidco Loan Notes Credit Support, (1) the Effective Amount of all Bidco Loan Notes Credit Support Obligations exceeds the Bidco Loan Notes Credit Support Commitment, (2) the participation of any Revolving Lender in the Effective Amount of all Bidco Loan Notes Credit Support Obligations of such Revolving Lender exceeds such Revolving Lender's Pro Rata Revolving Share of the Bidco Loan Notes Credit Support Commitment or (3) the Effective Amount of all L/C Obligations exceeds the combined L/C Commitments of all Revolving Lenders.

           (e) The Issuing Bank is under no obligation to Issue, amend or renew any Letter of Credit if:

                (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Initial Funding Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Initial Funding Date and which the Issuing Bank in good faith deems material to it;

                (ii) the Issuing Bank has received written notice from any Revolving Lender, the Agent or any Credit Party, on or prior to the Business Day prior to the requested Issuance Date of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not
                                                                ---------
     then satisfied;

                (iii) the expiry date of any requested Letter of Credit is after the Revolving Loan Termination Date;

                (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank; or

                (v) such Letter of Credit (x) (other than the AGI Letter of Credit, the Klearfold Letter of Credit and the Bidco Loan Notes Credit Support) is in a face amount less than $25,000, unless such lesser amount is approved by the Agent and the Issuing Bank, and (y) is to be denominated in a currency other than Dollars or an Offshore Currency.

     3.02  Issuance, Amendment and Renewal of Letters of Credit
           ----------------------------------------------------

           (a) Each Letter of Credit shall be issued upon the irrevocable written request of the relevant Credit Party received by the Issuing Bank (with a copy sent by the relevant L/C Borrower to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed Issuance Date. Each such request for issuance of a Letter of Credit shall be in writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed Issuance Date of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (vii) other than with respect to the AGI Letter of Credit and the Klearfold Letter of Credit, the demonimation of the Stated Amount in Dollars or an Offshore Currency, and (viii) such other matters as the Issuing Bank may require.

           (b) Prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the relevant Credit Party and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(a) as a result of the
                                          --------------
limitations set forth in clauses (1) through (3) thereof, Section 3.01(b) as a
                         -----------         ---          ---------------
result of the limitations set forth in clauses (1) through (3) thereof, Section
                                       -----------         ---          -------
3.01(c) as a result of the limitations set forth in clauses (1) through (3)
-------                                             -----------         ---
thereof, Section 3.01(d) as a result of the limitations set forth in clauses (1)
         ---------------                                             -----------
or (2) thereof, or Section 3.01(e)(ii); or (B) that one or more conditions
   ---             -------------------
specified in Article V are not then satisfied; then, subject to the terms and
             ---------
conditions hereof, the Issuing Bank shall, with the approval of the Agent, on the requested date, issue a Letter of Credit for the account of the relevant Credit Party in accordance with the Issuing Bank's usual and customary business practices.

           (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Bank will, upon the written request of the relevant Credit Party received by the Issuing Bank (with a copy sent by the relevant Credit Party to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made in writing or by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

           (d) The Issuing Bank and the Lenders agree that, while a Letter of Credit is outstanding and prior to the Revolving Loan Termination Date, at the option of the relevant Credit Party and upon the written request of the relevant Credit Party received by the Issuing Bank (with a copy sent by the relevant Credit Party to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made in writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day);
(iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this clause (d) upon the request of
                                                 ----------
the relevant Credit Party but the Issuing Bank shall not have received any L/C Amendment Application from the relevant Credit Party with respect to such renewal or other written direction by the relevant Credit Party with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the relevant Credit Party and the Revolving Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Credit Party requesting such renewal.

           (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

           (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

           (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

     3.03  Risk Participations, Drawings, Specified L/C Loans, L/C Borrowings,
           -------------------------------------------------------------------
Revolving Loans and Reimbursements
----------------------------------

           (a) Immediately upon the Issuance of each Letter of Credit , each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Revolving Share of such Revolving Lender, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of
     Section 2.01(d), the Issuance of the AGI Letter of Credit shall be deemed
     ---------------
     to utilize the AGI L/C Sublimit of each Revolving Lender. For purposes of
     Section 2.01(d), the Issuance of the Klearfold Letter of Credit shall be
     ---------------
     deemed to utilize the Pro Rata Revolving Share of the Klearfold L/C Sublimit of each Revolving Lender. For the purposes of Section 2.01(c), the Issuance of the Bidco Loan Notes Support shall be deemed to utilize the Bidco Loan Notes Credit Support Commitment of each Revolving Lender.

           (b)  (i)   In the event of any request for a drawing under the AGI
     Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify AGI. AGI will automatically be deemed to have requested and received an AGI Specified L/C Loan in an amount equal to any drawing actually made under the AGI Letter of Credit. Such Specified L/C Loan shall be automatic whether the drawing is pursuant to any AGI-A Drawing (Purchase) to pay the AGI Tender Price of the AGI Bonds, which AGI Bonds are purchased (other than on an AGI LOC Termination Tender Date) pursuant to Section 202 or Section 503 of the AGI Indenture, any AGI-B Drawing (Principal), any AGI-C Drawing (Interest), any AGI-D Drawing (Premium) to pay principal of or interest or premium on the AGI Bonds, as applicable, any AGI-E Drawing (Acceleration) to pay principal of or interest or premium, if any on the AGI Bonds, or any other drawing under the AGI Letter of Credit in full and without demand on the date of drawing.

                (ii) As additional security for the payment of the obligations of AGI pursuant to Section 3.03(b)(i) and otherwise under the Loan
                        ------------------
     Documents, AGI will pledge to the Agent, and grant to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in its right, title and interest in and to AGI Bonds delivered to the Issuing Bank in connection with an AGI-A Drawing (Purchase) (any such AGI Bonds, "AGI Pledged Bonds"), pursuant to a pledge and security agreement in the
      -----------------
     form of Exhibit I (the "AGI Pledge and Security Agreement").
                             ---------------------------------

                (iii) Upon indefeasible reimbursement in full of an AGI-A Drawing (Purchase) (including, without limitation the payment in full, in cash, of any AGI Specified L/C Loan made by the Revolving Lenders pursuant to Section 3.03(b)(i) in respect thereof),
        ------------------
     together with accrued interest to the date of such payment on the amount to be paid and provided that no Event of Default shall then have occurred and be continuing or would result after giving effect thereto, the AGI Pledged Bonds (but only in authorized denominations) held by the Agent pursuant to the AGI Pledge and Security Agreement corresponding and equal to the principal amount of such AGI Pledged Bonds included in the AGI-A Drawing (Purchase) (or the AGI Specified L/C Loan in respect thereof) reimbursed by such payment shall be released by the Agent and returned to AGI.

                (iv) The Issuing Bank will reinstate the amount under the AGI Letter of Credit of any AGI-C Drawing (Interest) that does not relate to a redemption or purchase and cancellation of the AGI Bonds on the fourth Business Day after the repayment of any Specified L/C Loan made in respect of such AGI-C Drawing (Interest) unless on or prior thereto the Agent and the Issuing Bank notify AGI that an Event of Default has occurred and is continuing. Upon reimbursement as contemplated in Section 3.03(b)(iii) and
                                                       --------------------
     upon the release of the AGI Pledged Bonds as specified therein, the Issuing Bank will reinstate the AGI Letter of Credit by an amount equal to the total potential AGI Tender Price of the AGI Pledged Bonds so released.

                (v) Payments by the AGI Bond Issuer of interest due on the AGI Pledged Bonds received by the Issuing Bank shall be credited against payments of interest due under Section 2.09(a).
                                    ---------------

                (vi) Notwithstanding any other term or provision of this Agreement, each Revolving Lender shall have an irrevocable obligation to make any AGI Specified L/C Loan whether or not the conditions set forth in
     Section 5.03 have been satisfied as of such date.
     ------------

                (vii) In the event AGI fails to reimburse the Issuing Bank for the full amount of any drawing under any AGI Letter of Credit by 10:00 a.m. (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and AGI shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Revolving Lenders. Any notice given by the Issuing Bank or the Agent pursuant to this clause
                                                                        ------
     (vii) may be oral if immediately confirmed in writing (including by
     -----
     facsimile); provided that the lack of such an immediate confirmation shall
                 --------
     not affect the conclusiveness or binding effect of such notice. Each Revolving Lender shall upon any notice pursuant to this clause (vii) make
                                                             ------------
     available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Revolving Share of the amount of the drawing, whereupon the participating Revolving Lenders shall each be deemed to have made an AGI Specified L/C Loan consisting of a Base Rate Loan to AGI in that amount. If any Revolving Lenders so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Revolving Lender's Pro Rata Revolving Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice to the Revolving Lenders of AGI's failure to reimburse the Issuing Bank on the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Revolving Lender to effect such payment on such date shall not relieve such Revolving Lender from its obligations under this Section 3.03.
                            ------------

           (c)  (i)   In the event of any request for a drawing under the
     Klearfold Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify Klearfold. Klearfold will automatically be deemed to have requested and received a Klearfold Specified L/C Loan in an amount equal to any drawing actually made under the Klearfold Letter of Credit. Such Specified L/C Loan shall be automatic whether the drawing is pursuant to any Klearfold Interest Drawing (or C Drawing), Klearfold Redemption Drawing (or B Drawing), Klearfold Tender Drawing (or A Drawing) or any other drawing under the Klearfold Letter of Credit in full without demand on the date of drawing.

                (ii) Klearfold and the Issuing Bank intend that in the event of one or more drawings under the Klearfold Letter of Credit and the application thereof to the payment of Klearfold Bonds, subject to the provisions of the Klearfold Indenture, the Agent (on behalf of the Lenders) and the Issuing Bank will be subrogated pro tanto to the rights of the
                                             --- -----
     Klearfold Trustee and the holders of such Klearfold Bonds in and to all funds (except rebate and bond purchase funds) and security held by the Klearfold Trustee under the Klearfold Bond Documents for the payment of the principal of and interest on such Klearfold Bonds, including without limitation all bond funds, construction funds, revenue funds, debt service funds, and other funds (except rebate and bond purchase funds) and securities and other instrument comprising investments thereof. In addition, the Agent (on behalf of the Lenders) and the Issuing Bank shall have all other subrogation rights available to the Issuing Bank at law and in equity, to the extent such rights do not violate any other agreements of Klearfold.

                (iii) To secure Klearfold's obligations to the Issuing Bank and the Revolving Lenders under this Agreement and all Klearfold L/C Obligations, Klearfold hereby pledges and grants to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in all of Klearfold's right, title and interest in and to all funds (except rebate and bond purchase funds) and investments thereof now or hereafter held by the Klearfold Trustee under the Klearfold Indenture as security for the payment of the Klearfold Bonds, including, without limitation, any and all bond funds, reserve funds, revenue funds, debt service funds, and other funds and securities and other instruments comprising investments thereof and interest and other income derived therefrom held as security for the payment of the Klearfold Bonds; such pledge, assignment and grant being under and subject only to the rights to the Klearfold Trustee under the Klearfold Indenture. Klearfold covenants and agrees that it will defend the Agent's rights and security interests created by this clause (iii) against
                                                           ------------
     the claims and demands of all persons. In addition to its
     other rights and remedies under this Agreement and the Klearfold Bond Documents, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this clause (iii). The Agent's
                                                       ------------
     rights under this clause (iii) are in addition to, and not in lieu of, its
                       ------------
     rights described in Section 3.03(c)(ii).
                         -------------------

                (iv) (1) To secure Klearfold's obligations to the Issuing Bank and the Lenders under this Agreement with respect the Klearfold Letters of Credit, all Klearfold L/C Obligations and otherwise under the Loan Documents, Klearfold hereby pledges and assigns to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, and grants to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in all of the right, title and interest of Klearfold, now owned or hereafter acquired, in and to any and all Klearfold Unremarketed Tendered Bonds (together with all income therefrom and proceeds thereof) which are purchased pursuant to the Klearfold Indenture with funds derived in whole or in part from a drawing under the Klearfold Letter of Credit for which full reimbursement has not been made. Such Klearfold Unremarketed Tendered Bonds shall be pledged to the Agent, registered in Klearfold's name and delivered to and held by the Klearfold Trustee as agent for the Agent under this clause (iv)(1) or, at the option of the Agent by written
                      --------------
     notice to Klearfold and the Klearfold Trustee, the pledged Klearfold Unremarketed Tendered Bonds specified in such notice shall be delivered to and held by the Agent; provided that, if the Klearfold Unremarketed Tendered Bonds are held in uncertificated form pursuant to an agreement with The Depository Trust Company or a successor securities depository, then such pledge to the Agent shall be recorded in the registration books maintained by the Klearfold Trustee and in the records of ownership maintained by the securities depository and/or the participant through which such Klearfold Unremarketed Tendered Bonds are held together with irrevocable notice (acknowledged by the Person holding such Klearfold Bonds) that the Agent has the unilateral right to direct the disposition of such Klearfold Unremarketed Tendered Bonds without further notice to, consent of or direction from Klearfold. Klearfold Unremarketed Tendered Bonds which are so pledged to the Agent are herein referred to as "Klearfold Pledged Bonds." The Klearfold Indenture provides that the
      -----------------------
     Klearfold Trustee will act as agent for the Agent with respect to Klearfold Pledged Bonds as provided in this clause (iv)(1).
                                       --------------

                      (2) Any principal of, premium on and interest on Klearfold Pledged Bonds which becomes due and payable shall be paid to the Agent. All sums of money so paid to the Agent in respect of Klearfold Pledged Bonds shall be credited against the obligation of Klearfold to repay outstanding Klearfold Specified L/C Loans, with interest, for the amount drawn with a Klearfold Tender Draft to fund the purchase of such Klearfold Pledged Bonds pursuant to the Klearfold Indenture.

                      (3) In the event that Klearfold pays or causes to be paid in full the relevant Klearfold Specified L/C Loan (which Loan was originally made to reimburse an amount drawn under the Klearfold Letter of Credit as a Klearfold Tender Drawing to fund the purchase of Klearfold Pledged Bonds pursuant to the Klearfold Indenture) and provided no Event of Default has occurred and is continuing or would result after giving effect thereto, the Agent will release and will deliver, or cause its agent to deliver, such Klearfold Pledged Bonds to such Person or Persons as Klearfold or the Klearfold Remarketing Agent may direct. Upon receipt by the Klearfold Trustee from the Issuing Bank of confirmation that the Klearfold Letter of Credit has been reinstated with respect to Klearfold Pledged Bonds, such Klearfold Pledged Bonds shall be automatically deemed released and the Klearfold Trustee shall be automatically authorized to deliver such Klearfold Pledged Bonds free from the pledge granted pursuant to this Section 3.03(c)(iv), unless the
                                         -------------------
     Klearfold Trustee has received from the Agent written or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

                      (4) The Agent shall not be liable for failure to collect or realize upon the obligations secured by the Klearfold Pledged Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and the Agent shall not be under any obligation to take any action whatsoever with regard thereto.

                      (5) Klearfold covenants and agrees that it will defend the Agent's right, title and interest in and to the Klearfold Pledged Bonds and the proceeds thereof against the claims and demands of all Persons. In addition to its other rights and remedies under this Agreement and the Klearfold Indenture, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this Section 3.03(c)(iv).
                                                            -------------------

                (v) Notwithstanding any other term or provision of this Agreement, each Revolving Lender shall have an irrevocable obligation to make any Klearfold Specified L/C Loan whether or not the conditions set forth in Section 5.03 have been satisfied as of such date.
              ------------

                (vi) In the event Klearfold fails to reimburse the Issuing Bank for the full amount of any drawing under any Klearfold Letter of Credit by 10:00 a.m. (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and Klearfold shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Revolving Lenders. Any notice given by the Issuing Bank or the Agent pursuant to this clause (vi) may be oral if immediately confirmed in
                      -----------
     writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Each Revolving Lender shall upon any notice pursuant to this clause (vi) make available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Revolving Share of the amount of the drawing, whereupon the participating Revolving Lenders shall each be deemed to have made a Klearfold Specified L/C Loan consisting of a Base Rate Loan to Klearfold in that amount. If any Revolving Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Revolving Lender's Pro Rata Revolving Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice to the Revolving Lenders of Klearfold's failure to reimburse the Issuing Bank on the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Revolving Lender to effect such payment on such date shall not relieve such Revolving Lender from its obligations under this Section 3.03.
                            ------------

           (d)  (i)   In the event of any request for a drawing under a Letter
     of Credit (other than the AGI Letter of Credit and the Klearfold Letter of Credit) by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank (by an L/C Borrowing or otherwise) prior to 12:00 Noon (Chicago time), on the Honor Date, in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 12:00 Noon (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Revolving Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Loan Commitment and subject to the conditions set forth in Section 5.03. Any
                                                           ------------
     notice given by the Issuing Bank or the Agent pursuant to this clause
                                                                    ------
     (d)(i) may be oral if immediately confirmed in writing (including by
     ------
     facsimile); provided, that the lack of such an immediate confirmation shall
                 --------
     not affect the conclusiveness or binding effect of such notice.

                (ii) Each Revolving Lender shall upon any notice pursuant to Section3.03(d)(i) make available to the Agent for the account of the
     -----------------
     relevant Issuing Bank an amount in Same Day Funds equal to its Pro Rata Revolving Share of the amount of the drawing, whereupon the participating Revolving Lenders shall (subject to Section 3.03(d)(iii)) each be deemed to
                                         --------------------
     have made a Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Revolving Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Revolving Lender's Pro Rata Revolving Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this
     Section 3.03(d).
     ---------------

                (iii) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.03 or for any other reason, the Company
                             ------------
     shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2% per annum, and each Revolving Lender's payment to the Issuing Bank pursuant to Section 3.03(d)(ii) shall
                                                      -------------------
     be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 3.03(d).
                                                ---------------

           (e)  (i)   In the event of any request for a drawing under the Bidco
     Loan Notes Credit Support by any beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank (by a Revolving Loan Borrowing or otherwise) prior to 12:00 Noon (London time), on the Honor Date, in an amount equal to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under the Bidco Loan Notes Credit Support by 12:00 Noon (London time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Revolving Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Revolving Lenders to be disbursed on the Honor Date under such Bidco Loan Notes Credit Support, subject to the amount of the unutilized portion of the Bidco Loan Notes Support Commitment and subject to the conditions set forth in Section 5.03.
                                                                   ------------
     Any notice given by the Issuing Bank or the Agent pursuant to this clause
                                                                        ------
     (e)(i) may be oral if immediately confirmed in writing (including by
     ------
     facsimile); provided, that the lack of such an immediate confirmation shall
                 --------
     not affect the conclusiveness or binding effect of such notice.

                (ii) Each Revolving Lender shall upon any notice pursuant to Section3.03(e)(i) make available to the Agent for the account of the
     -----------------
     Issuing Bank an amount in Same Day Funds equal to its Pro Rata Revolving Share of the amount of the drawing, whereupon each participating Revolving Lender shall (subject to Section 3.03(e)(iii)) be deemed to have made a
                              --------------------
     Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Revolving Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Revolving Lender's Pro Rata Revolving Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from the Honor Date to the date such Revolving Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any

     Revolving Lender to effect such payment on such date shall not relieve such Revolving Lender from its obligations under this Section 3.03(e).
                                                      ---------------

                (iii) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.03 or for any other reason, the Company
                             ------------
     shall be deemed to have incurred from the Issuing Bank a Bidco Loan Notes Credit Support Borrowing in the amount of such drawing which Bidco Loan Notes Credit Support Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2% per annum, and each Revolving Lender's payment to the Issuing Bank pursuant to Section 3.03(e)(ii) shall be deemed payment in
                              -------------------
     respect of its participation in such Bidco Loan Notes Credit Support Borrowing and shall constitute a Bidco Loan Notes Credit Support Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 3.03(e).
                ---------------

           (f) Each Lender's obligation in accordance with this Agreement to make the Specified L/C Loans, an L/C Advance, Revolving Loans or Bidco Loan Notes Credit Support Advance, as contemplated by this Section 3.03, as a result
                                                      ------------
of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any Credit Party may have against the Issuing Bank, a Credit Party or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default, a Material Adverse Effect or any failure to satisfy the conditions under Article V; or (iii) any
                                                      ---------
other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     3.04  Repayment of Participations
           ---------------------------

           (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the relevant Credit Party (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Lender has paid the Agent for the account of the Issuing Bank for such Lender's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Agent will
            ------------
pay to each Revolving Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Revolving Lender's Pro Rata Revolving Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Revolving Share of such funds of any Revolving Lender that did not so pay the Agent for the account of the Issuing Bank.

           (b) If the Agent or the Issuing Bank is required at any time to return to a Credit Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by such Credit Party to the Agent for the account of the Issuing Bank pursuant to
Section 3.04(a) in reimbursement of a payment made under the Letter of Credit
---------------
or interest or fee thereon, each Revolving Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Revolving Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Revolving Lender to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

     3.05  Role of the Issuing Bank
           ------------------------

           (a) Each Lender and each Credit Party agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

           (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders (including the Majority Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

           (c) Each Credit Party hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall
           --------
not, preclude a Credit Party's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided,
                     -----------         -----    ------------  --------
however, anything in such clauses to the contrary notwithstanding, that a Credit Party may have a claim against the Issuing Bank, and the Issuing Bank may be liable to such Credit Party, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Credit Party which such Credit Party proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     3.06  Obligations Absolute
           --------------------

           The obligations of each Credit Party under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing or Bidco Loan Notes Credit Support Borrowing and any drawing under a Letter of Credit converted into Revolving Loans or Specified L/C Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances (unless due to gross negligence or wilful misconduct of the Issuing Bank), including the following:

           (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of a Credit Party in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

           (iii) the existence of any claim, set-off, defense or other right that a Credit Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

           (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

           (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

           (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of a Credit Party in respect of any Letter of Credit; or

           (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Credit Party or a guarantor.

     3.07  Cash Collateral Pledge
           ----------------------

           If, as of the Revolving Loan Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or upon the occurrence and continuation of the circumstances described in Sections 2.07(b), (c) or (h) requiring the relevant Credit Party to Cash Collateralize Letters of Credit, then, the relevant Credit Party shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations or any excess amount.

     3.08  Letter of Credit Fees.
           ---------------------

           (a) The Company shall pay to the Agent for the account of each of the Revolving Lender a letter of credit fee with respect to the Letters of Credit equal to the Applicable Margin per annum specified for Revolving Loans maintained as Offshore Rate Loans on the daily maximum amount available to be drawn on the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each March, June, September and December based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Initial Funding Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

           (b) The Company shall pay to the Issuing Bank, individually, a bank guarantee fronting fee for the Bidco Loan Notes Credit Support Issued by the Issuing Bank to .250% per annum of the Stated Amount of such Bidco Loan Notes Credit Support. Such bank guarantee fronting fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which such Bidco Loan Notes Credit Support is outstanding, commencing on the first such quarterly date to occur after such Bidco Loan Notes Credit Support is issued, through the Revolving Loan Termination Date, with the final payment to be made on the Revolving Loan Termination Date.

           (c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

     3.09  Uniform Customs and Practice
           ----------------------------

           The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                 ARTICLE IV

                    TAXES, YIELD PROTECTION AND ILLEGALITY

     4.01  Taxes
           -----

           (a) Any and all payments by a Credit Party to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the relevant Credit Party shall pay all Other Taxes.

           (b) If a Credit Party shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                (ii) such Credit Party shall make such deductions and withholdings;

                (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                (iv) such Credit Party shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

           (c) Each Credit Party agrees to indemnify and hold harmless each Lender and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

           (d) Within 30 days after the date of any payment pursuant to this Section by a Credit Party of Taxes, Other Taxes or Further Taxes, such Credit Party shall furnish to each Lender or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Agent.

           (e) If a Credit Party is required to pay any amount to any Lender or the Agent pursuant to clauses (b) or (c) of this Section, then such Lender shall
                      ----------      -
use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Credit Party which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender; provided, however, that the Swing Line Lender may in any event
             --------  -------
continue to make Swing Line Loans out of its Lending Office in London.

     4.02  Illegality.
           ----------

           (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central Lender or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans (including Offshore Rate Loans in any Applicable Currency), then, on notice thereof by the Lender to the Company through the Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

           (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day
                                           ------------
of the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company may borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

           (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Lender through the Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

           (d) Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

     4.03  Increased Costs and Reduction of Return.
           ---------------------------------------

           (a) If any Lender determines that, due to either (i)the introduction of or any change in or in the interpretation of any law or regulation or (ii)the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the relevant Credit Party shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

           (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Company through the Agent, the relevant Credit Party shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

           (c) Any provision of this Agreement stated to have effect on, after, or as from, the Commencement Date will, to the extent that the provision relates to any currency of a state which is not a Participating Member State on the Commencement Date, have effect in relation to that currency on the date on which if becomes a Participating Member State.

     4.04  Funding Losses
           --------------

     (a) Each Credit Party shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur (other than as a result of Section 4.05) as a consequence of:
                    ------------

           (i) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

           (ii) the failure of such Credit Party to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

           (iii) the failure of such Credit Party to make any prepayment in accordance with any notice delivered under Section 2.06;
                                                ------------

           (iv) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

           (v)    the automatic conversion under Section 2.04 of any Offshore
                                                 ------------
     Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained or from changes relating to any Offshore Currency Loans. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under Section4.03(a), each Offshore Rate Loan made by a Lender (and each related
-------------
reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

     (b) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

           (i) any reference in the Loan Documents to, and any obligations arising under the Loan Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

           (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

     (c) If a change in any currency of a country occurs, this Agreement will be amended to the extent the Agent specifies to be necessary to reflect the change in currency and to put the Agent, the Issuing Bank and each Lender in the same position, so far as possible, that it would have been in if no change in currency had occurred.

     4.05  Inability to Determine Rates
           ----------------------------

           If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to Section 2.09(a) for any requested Interest Period with
                       ------------
respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans. In the case of any Offshore Currency Loans, the Borrowing or continuation shall be in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing or continuation in the Offshore Currency, and to that end any outstanding Offshore Currency Loans which are the subject of any continuation shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans.

     4.06  Reserves on Offshore Rate Loans
           -------------------------------

           The Company shall pay to each Lender, in respect of any Offshore Currency Loans, additional costs arising under any applicable regulations of the central bank or other relevant Governmental Authority in the country in which the Offshore Currency of such Offshore Rate Loan circulates on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Lender (as determined by the Lender in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan; provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from such Lender. If such Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

     4.07  Certificates of Lenders
           -----------------------

           Any Lender claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     4.08  Substitution of Lenders
           -----------------------

           Upon the receipt by a Credit Party from any Lender (an "Affected Lender") of a claim for compensation under Section 4.03, such Credit Party may:
(i) request the Affected Lender to use commercially reasonable efforts to obtain a replacement Lender or financial institution satisfactory to such Credit Party to acquire and assume all or a ratable part of all of such Affected Lender's Loans, Commitments and participations in Letters of Credit (a "Replacement Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans,

Commitment and participations in Letters of Credit; or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under clause
(i) or (iii) above shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld), and any such substitution shall in any event be effective upon satisfaction of the conditions set forth in
Section 11.08.

     4.09  Survival
           --------

           The agreements and obligations of the Company in this Article IV shall survive the payment of all other Obligations.



                                  ARTICLE V

                             CONDITIONS PRECEDENT


     5.01  Conditions to Announcement Date
           -------------------------------

           The obligation of each Lender to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or prior to the date of the Press Release each of the following, in form and substance satisfactory to the Agent, and in sufficient copies for each Lender (the date upon which each of the conditions contained in this Section 5.01 is satisfied shall be referred to in this Agreement as the "Announcement Date"):

           (a)  Credit Agreement and Notes
                --------------------------

                This Agreement and the Notes shall be executed by each party thereto;

           (b)  Resolutions; Incumbency
                -----------------------

                With respect to each Credit Party, Bidco Holding and Bidco:

                (i) copies of the resolutions of the board of directors of such Person authorizing the Transactions and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of such Person; and

                (ii) a certificate of the Secretary or Assistant Secretary of such Person, dated as of the Announcement Date, and certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

           (c)  Organization Documents; GoodStanding
                ------------------------------------

                Each of the following documents with respect to each Credit Party, Bidco Holding and Bidco:

                (i) the articles or certificate of incorporation, memorandum of association the bylaws and board of directors resolutions of such Person as then in effect, certified by the Secretary or Assistant Secretary of such Person; and

                (ii) a good standing certificate for each Credit Party from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where such Person is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile;

           (d)  Legal Opinions
                --------------

                An opinion addressed to the Agent and the Lenders, dated as of the Announcement Date, (i) of Bingham Dana LLP, counsel to the Credit Parties, substantially in the form of Exhibit D-1, (ii) of Kleinbard, Bell & Becker LLP, special Pennsylvania counsel to Klearfold, substantially in the form of Exhibit D-2, (iii) of Sonnenschein Nath & Rosenthal, special Illinois counsel to AGI, substantially in the form of Exhibit D-3, (iv) of Simmons & Simmons, special English counsel to the Company, substantially in the form of Exhibit D-4; and
(v) of Allen & Overy, special English counsel to the Agent, substantially in the form of Exhibit D-5;

           (e)  Payment of Fees
                ---------------

           Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable, together with Attorney Costs of BofA to the extent invoiced prior to or on the Announcement Date, plus, to the extent requested such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the effectiveness proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 11.04;

           (f)  Certificate
                -----------

           A certificate signed by a Responsible Officer of each Credit Party, dated as of the Announcement Date:

                (i) stating that the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

                (ii)   stating that no Default or Event of Default exists; and

                (iii) stating that there has occurred since December 31, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

           (g)  Press Release
                -------------

           A true and complete copy of the Press Release, certified as true and correct by a Responsible Officer, which Press Release (including, without limitation, any conditions to the Offer contained therein) shall (i) be in form and substance reasonably satisfactory to the Agent, and (ii) indicate that the Offer is recommended by the Directors of the Target, and that such Directors are giving personal undertakings, in form and substance acceptable to the Agent, in favor of Bidco with respect to the Offer, and the Agent shall have received evidence satisfactory to it that the Press Release has been released;

           (h)  Collateral Documents
                --------------------

           As of the Announcement Date, the Collateral Documents, executed by the Credit Parties, in appropriate form for recording, where necessary, together with:

                (i) acknowledgement copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Lenders, or other evidence satisfactory to the Agent that there has been or will be filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law;

                (ii) written advice relating to such Lien and judgment searches as the Agent shall have requested of the Company, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                (iii) all certificates and instruments representing the Pledged Collateral, stock transfer powers executed in blank as the Agent or the Lenders may specify;

                (iv) evidence that all other actions necessary or, in the opinion of the Agent desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

                (v) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements;

                (vi) evidence that the Agent (on behalf of the Lenders) has been named as loss payee under all policies of casualty insurance, and the Agent and all Lenders are named as additional insureds under all policies of liability insurance;

                (vii) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants and other Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Lenders, as requested by the Agent; and

                (viii) evidence that all other actions necessary or, in the opinion of the Agent, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

          (i)   Amendments to Prior Loan Document
                ---------------------------------

          The Agent shall have received a fully executed amendment to the Prior Loan Document in form and substance satisfactory to Agent, and such amendment shall be in full force and effect;

          (j)   Consent Solicitation
                --------------------

          The Agent shall have received a copy of the Consent Solicitation Statement, together with the text of the proposed amendments to the Senior Subordinated Note Indenture attached thereto as Exhibit A (the "Consent Solicitation Statement"), which Consent Solicitation Statement shall be in form and substance acceptable to the Agent and shall, among other things, request that the holders of the Senior Subordinated Notes agree that (x) Bidco Holdings, Bidco, the Target and each Target Subsidiary shall be "Restricted Subsidiaries" thereunder prior to delivery of a guaranty to the holders of the Senior Subordinated Notes, which guaranty and the guaranty of any Target Subsidiary need only be delivered simultaneously with delivery of a guaranty or other credit support directly to the holder of any Indebtedness of the Company and (y) Bidco shall be permitted to issue the Bidco Loan Notes and the Issuing Bank shall be permitted to guarantee and fund such obligation, and (z) the acquisition of the Target Shares will be permitted;

          (k)   Currency Fluctuations Protection
                --------------------------------

          On or prior to the Announcement Date, the Company shall enter into Swap Contracts providing protection against fluctuations in the rate of exchange between Sterling and Dollars with one or more financial institutions each having a combined capital and surplus of at least $100,000,000, which shall hedge against any fluctuations in the exchange rate of Dollars against Sterling above $1.80 to (Pounds)1 on (Pounds)83,800,000 and contain such other terms as are customary and satisfactory to the Agent;

          (l)   Environment Review
                ------------------

     Such environmental site assessments with respect to the real property of the Company and its Subsidiaries and the Target and the Target Subsidiaries as shall be requested by the Agent;

          (m)   Indenture Certificate
                ---------------------

          A certificate of a Responsible Officer of the Company calculating and demonstrating that the Term Loans are (or would be if drawn in full on such date) permitted Senior Indebtedness under the Senior Subordinated Note Indenture and specifying the allocation of the Revolver Loan Commitment L/C Commitment to the particular provisions of such indenture in form and substance acceptable to the Agent;

          (n)   Pro Forma Balance Sheet; Projections; and Financials
                ----------------------------------------------------

                (i) A pro forma consolidated and consolidating balance sheet of the Company and its Subsidiaries, after giving effect to the Transaction and the related financing thereof, together with a Compliance Certificate executed by a Responsible Officer, demonstrating compliance by the Company with Sections 8.15, 8.16, 8.17, and 8.18 as of March 31, 1998 (after giving effect to the Transaction and the related financing thereof), which pro forma balance sheet and Compliance Certificate shall be in form and substance acceptable to the Agent;

                (ii) Projections for the period commencing in 1998 and concluding on the date approximately five years thereafter in form and substance acceptable to the Agent; and

                (iii) a copy of the audited financial statements of the Target for the fiscal year ended March 31, 1998; and

          (o)   Equity Documents
                ----------------

                The Company shall have delivered to the Agent a true and correct copy of the Commitment Letter relating to the Equity Investment (the "Equity Document") dated as of even date herewith among the Company, BT Wolfensohn, Heritage Fund I L.P., Heritage Fund II L.P. which shall be in form and substance satisfactory to the Agent and shall be in full force and effect.

          (p)   Solvency Certificates
                ---------------------

                Each Credit Party shall have delivered a Solvency Certificate in substantially the form of Exhibit L hereto.

     5.02 Conditions of Initial Funding Date

          The obligation of each Lender to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Initial Funding Date all of the following, in form and substance satisfactory to the Agent, and in sufficient copies for each Lender:

          (a)   Bring Down Certificate
                ----------------------

          A certificate signed by a Responsible Officer dated as of the Initial Funding Date, proposing any necessary changes to the Disclosure Schedules to this Agreement occurring after the Announcement Date (provided, however, that the Agent may accept or reject such proposed changes, but any rejection of the changes will not mean that this condition has not been satisfied);

          (b)   Lender Payoff Letter
                 --------------------

          A bank payoff letter, or other evidence of satisfaction, in form and substance acceptable to the Agent from each lender to the Target and each of its Subsidiaries, to the effect that the total amount due under such Person's agreements for borrowed money with such lender, as the case may be, howsoever due and owing (whether as principal, interest or premium) shall be satisfied (and such agreements terminated) upon payment of an amount certain, together with such lien releases and other documents as the Agent shall require; provided, however, that the Lenders hereby acknowledge and agree that their obligation to make a Term Loan A, a Term Loan B to enable the Company to purchase Target Shares and the obligation of the Issuing Bank to issue the Bidco Loan Notes Credit Support on the Initial Funding Date will not be dependent upon the satisfaction of this clause (b);

          (c)   Solvency Certificates
                ---------------------

          A written solvency certificate from the chief financial officer of the Company (for the Company, Bidco Holding and Bidco) and each Credit Party in the form of Exhibit L-1, with respect to each Credit Party and Exhibit L-2 with respect to Bidco Holding and Bidco, each dated as of the Initial Funding Date (except that the certificate of Klearfold need not contain the representation in paragraph A(1) of Exhibit L-1), with respect to the Solvency of each Credit Party, and a written solvency certificate dated as of the Initial Funding Date from the chief financial officer of the Company with respect to Target and certain of the Target Subsidiaries (consisting solely of Van de Steeg Packaging B.V., James Upton B.V., James Upton - Swindon, Limited, James Upton Limited, Printing Resources Limited and Sonicon Limited), each on a stand-alone basis after giving effect to the transactions (except that the certification will be as of the Unconditional Date) in the form of Exhibit M.


          (d)   Applicable Margin Certificate
                -----------------------------

          A certificate, executed by a Responsible Officer, delineating the Applicable Margin after giving pro forma effect to the Loans to be incurred on the Initial Funding Date and the consummation of the Transaction, the form and substance of such certificate to be satisfactory to the Agent;

          (e)   Senior Subordinated Note Documents
                ----------------------------------

          The Consent Solicitation and the Supplemental Indenture described in the Press Release shall have been delivered to the Agent and shall be in full force and effect and the Company shall reaffirm the continuing accuracy of the representations in Section 5.01(m);

          (f)   Equity Investment
                -----------------

          Heritage Partners, Inc., and/or funds controlled by Heritage Partners, Inc., and certain members of the management of the Credit Parties shall have made a contribution to the capital of the Company in an amount at least equal to $59,000,000 pursuant to certain subscription agreements and shareholder agreements reflecting substantially the transaction and investment as described in the Equity Document (the "Equity Investment"), and the Company shall have made available to Bidco the benefit of the hedging contract referred to in
Section 5.01(k), and 100% of the proceeds of such Equity Investment and hedging contract shall have been utilized by the Company to make a contribution to the capital of, or an intercompany loan to, Bidco Holding (and in turn to Bidco) and Bidco pursuant to subscription agreements and intercompany loan arrangements in form and substance reasonably acceptable to the Agent, and 100% of the proceeds of which shall have been utilized by Bidco (substantially simultaneously with the utilization of proceeds of any Term Loan A or Term Loan B) to purchase shares of Target pursuant to the Offer; and

          (g)   Completion of Offer
                -------------------

          The Agent shall have received each of the following certified by a Responsible Officer of the Company:

                (i) evidence that the Offer shall have been declared and/or become unconditional in all respects and that valid acceptances relating to the number of Target Shares to which the Offer relates referred to in
     Section 7.16(f) have been received and have not (where permitted) been withdrawn; and

                (ii) a certificate in form and substance acceptable to the Agent from the Company, Bidco Holding and Bidco certifying that they have complied with the terms and conditions of Section 7.16(a), (c), (f) and
     (m).

     5.03  Conditions to All Credit Extensions
           -----------------------------------

           The obligation of each Lender to make any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under Section
2.04 and the obligation of the Issuing Bank to Issue, renew or amend any Letter of Credit (including the initial Letters of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

           (a)  Notice, Application
                -------------------

                The Agent shall have received (with, in the case of the initial Loans only, a copy for each Lender) a Notice of Borrowing or, in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under
Section 3.02, and in the case of Special Funding Loans, the notice required pursuant to Section 2.03(e).

          (b)   Continuation of Representations and Warranties
                ----------------------------------------------

                The representations and warranties in Article VI shall be true and correct in all material respects on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date, or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); provided, however, that notwithstanding the provisions of this clause (b) (but subject to compliance with Sections 5.01 and 5.02), at any time during the Certain Funds Period the obligations of the Lenders to make any Term Loan A or Term Loan B or of the Issuing Bank to issue the Bidco Loan Notes Credit Support to enable in each case the Company to purchase Target Shares are only subject to the condition that, at the time of the making of such Loan, Relevant Representations and Warranties are true and correct in all material respects; and

          (c)   No Existing Default
                -------------------

                No Default or Event of Default shall exist or shall result after giving effect to such Borrowing or continuation or conversion or issuance; provided, however, that notwithstanding the provisions of this clause (c) (but subject to compliance with Sections 5.01 and 5.02), at any time during the Certain Funds Period, the obligations of the Lenders to make any Term Loan A or Term Loan B or of the Issuing Bank to issue the Bidco Loan Notes Credit Support, in each case to enable the Company to purchase Target Shares, are only subject to the condition that, at the time of the making of such Loan, no Relevant Event of Default has occurred and is continuing or would result after giving effect to such Loan.

Each Notice of Borrowing, Special Funding Procedure Letter, L/C Application or L/C Amendment Application submitted by a Credit Party hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, as applicable, that the conditions in this Section 5.03 are satisfied. For purposes of the immediately preceding sentence, each of the representations and warranties contained in Article VI shall be deemed to have been made notwithstanding the fact the Lenders may be required to make Loans during the Certain Funds Period, and any Default or Event of Default that may exist under Section 9.01(b) on the date such Loan is made shall not be waived as a result of such Loan.

                                 ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     Each Credit Party represents and warrants to the Agent and each Lender that:

     6.01  Corporate Existence and Power
           -----------------------------

           Each Credit Party and each of its Subsidiaries:

           (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

           (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents and the Offer;

           (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

           (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.02  Corporate Authorization; No Contravention
           -----------------------------------------

           The execution, delivery and performance by a Credit Party and its Subsidiaries of this Agreement, each other Loan Document and each other Transaction Agreement to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

           (a) contravene the terms of any of such Person's Organization Documents;

           (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

           (c)  violate any Requirement of Law.

     6.03  Governmental Authorization
           --------------------------

           Except to the extent the following may be required under Section 395 of the Companies Act in connection with the Offer, no approval, consent, exemption, authorization, or other action by, or notice to, or filing (other than pursuant to the Collateral Documents) with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, a Credit Party or any of its Subsidiaries of the Agreement, any other Loan Document or any other Transaction Agreement other than those approvals, consents, exemptions and authorizations which have already been obtained, other than any consent or dispensations from the Office of Fair Trading which will be obtained on or prior to the Initial Funding Date and the registration of certain of the Collateral Documents as required by Section 395 of the Companies Act.


     6.04  Binding Effect
           --------------

           This Agreement and each other Loan Document to which a Credit Party or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability and the time barring of claims under any applicable limitations act.

     6.05  Litigation
           ----------

           Except as listed on Schedule 6.05, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of a Credit Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against a Credit Party, or its Subsidiaries or any of their respective properties which: (a)purport to affect or pertain to this Agreement or any other Loan Document or the Offer, or any of the transactions contemplated hereby or thereby; or (b)if determined adversely to a Credit Party or its Subsidiaries or the Target or any Target Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document or the Offer, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     6.06  No Default
           ----------

           No Default or Event of Default exists or would result from the incurring of any Obligations by a Credit Party. As of the Announcement Date, no Credit Party nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation or any Transaction Agreement in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Announcement Date, create an Event of Default under Section 9.01(e).

     6.07  ERISA Compliance.
           ----------------

           (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of each Credit Party, nothing has occurred which would cause the loss of such qualification. Each Credit Party and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

           (b) There are no pending or, to the best knowledge of each Credit Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

           (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Credit Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Credit Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Credit Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section4069 or 4212(c) of ERISA.

     6.08  Use of Proceeds; Margin Regulations
           -----------------------------------

           The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.07. No Credit Party nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     6.09  Title to Properties
           -------------------

           Each Credit Party and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Announcement Date, the property of each Credit Party and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     6.10  Taxes
           -----

           Each Credit Party and each of its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against a Credit Party or any of its Subsidiaries that would, if made, have a Material Adverse Effect.

     6.11  Financial Condition
           -------------------

           (a) The audited consolidated financial statements of the Company and its Subsidiaries (other than AGI), dated December 31, 1997, and the audited consolidated financial statements of AGI, dated December 31, 1997, in each case including the related consolidated statements of income or operations, shareholders' equity and cash flows for the period ended on that date:

                (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                (ii) fairly present the financial condition of such Person as of the date thereof and results of operations for the period covered thereby; and

                (iii) except as specifically disclosed in Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of such Person and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

           (b)  Since December31, 1997, there has been no Material Adverse
Effect.

     6.12  Environmental Matters.
           ---------------------

           (a) The on-going operations of each Credit Party and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $375,000 in the aggregate.

           (b) Each Credit Party and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental

Permits are in good standing, and each Credit Party and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

           (c) Except as set forth on Schedule 6.12, no Credit Party, any of its Subsidiaries or any of their respective present Property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

           (d) Except as set forth on Schedule 6.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Announcement Date, of any Credit Party or any of its Subsidiaries, and in any event, no such materials, conditions or circumstances (whether or not disclosed) would reasonably be expected to give rise to Environmental Claims with a potential liability of a Credit Party and its Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or Property. In addition, (i)no Credit Party nor any of its Subsidiaries has any underground storage tanks (x)that are not properly registered or permitted under applicable Environmental Laws, or (y)to their knowledge that are leaking or disposing of Hazardous Materials off-site or, whether known or not, could reasonably be expected to result in or cause a Material Adverse Effect, and (ii)each Credit Party and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard known to them arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

     6.13  Collateral Documents.
           --------------------

           (a) The provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable first priority security interest in all right, title and interest of a Credit Party and its Subsidiaries in the collateral described therein (except (i) up to $500,000 of AGI's inventory, which is on consignment with Avon at Avon's facility in Ohio, (ii) up to $500,000 of Klearfold's inventory, which is on consignment with Colgate at Colgate's facility in Puerto Rico and (iii) such other inventory held on consignment as the Agent shall approve in writing); and financing statements have been delivered to the Agent prior to the Announcement Date to be filed in the offices in all of the jurisdictions listed in the schedule to the Security Agreements, and each Intellectual Property Assignment has been delivered to the Agent prior to the Announcement Date to be filed in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

           (b) Each Mortgage, if and when delivered, will be effective to grant to the Agent for the benefit of the Lenders a legal, valid and enforceable Lien on all the right, title and interest of the mortgagor under such Mortgage in the Mortgaged Property described therein. If and when each such Mortgage is duly recorded in the offices listed on the schedule to such Mortgage and the recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each such

Mortgaged Property, subject to the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent and Permitted Liens, will be subject to a legal, valid, enforceable and perfected first priority mortgagor or deed of trust, as the case may be; and when financing statements have been filed in the offices listed in the schedule to such Mortgage, such Mortgage will also create a legal, valid, enforceable and perfected first lien on, and security interest in, all right, title and interest of such Credit Party or such Subsidiary under such Mortgage in all personal property and fixtures which is covered by such Mortgage, subject to no other Liens, except the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent and Permitted Liens.

           (c) The provisions of each Pledge Agreement are effective to create, in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable security interest in all of the collateral described therein; and the Pledged Collateral was delivered to the Agent or its nominee in accordance with the terms thereof. The Lien of each Pledge Agreement constitutes a perfected, first priority security interest in all right, title and interest of a Credit Party or its Subsidiary, as the case may be, in the Collateral described therein, prior and superior to all other Liens and interests.

           (d) All representations and warranties of a Credit Party and any of its Subsidiaries party thereto contained in the Collateral Documents are true and correct.

           (e) At the time of the delivery of the Bidco Security Documents, the Target Security Document, any Target UK Subsidiaries Security Documents:

                (i) Bidco Holding, Bidco, the Target and such Target UK Subsidiary, as the case may be, had net assets (as defined in Section 154(2)(a) of the Companies Act) immediately before the execution and delivery of such Collateral Document, as the case may be, which net assets were not reduced as a result of the giving of financial assistance (as defined in Section 152 of the Companies Act) being given under such Collateral Document, as the case may be, or, to the extent that they were so reduced, that financial assistance was provided out of distributable profits in accordance with Section 155(2) of the Company Act;

                (ii) all of the Directors of Bidco Holding, Bidco, the Target and such Target UK Subsidiary, as the case may be, swore statutory declarations under Section 155(6) of the Companies Act 1985 on the date of, and immediately prior to the execution of such Collateral Document, of as the case may be; and

                (iii) the provisions of Section 155 to 158 of the Companies Act were fully complied with in respect to the giving of financial assistance (as defined in Section 152 of the Companies Act) with respect to such Collateral Document.

     6.14  Regulated Entities
           ------------------

           No Credit Party nor any of its Subsidiaries, is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     6.15  No Burdensome Restrictions
           --------------------------

           Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     6.16  Solvency
           --------

           The Company and its Subsidiaries, on a consolidated basis, are Solvent, and, on and after the Initial Funding Date, Bidco Holdings, Bidco, the Target and each Target Subsidiary is Solvent.

     6.17  Labor Relations
           ---------------

           There are no strikes, lockouts or other labor disputes against a Credit Party or any of its Subsidiaries, or, to the best of the Credit Party's knowledge, threatened against or affecting a Credit Party or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Credit Party or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority.

     6.18  Copyrights, Patents, Trademarks and Licenses, etc.
           -------------------------------------------------

           Except as set forth on Schedule 6.18 hereof, a Credit Party or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Credit Party, no slogan or other advertising device, product, process, method, substance, part or other material employed by a Credit Party or any of its Subsidiaries infringes upon any rights held by any other Person. Except as set forth on Schedule 6.18 hereof, no claim or litigation regarding any of the foregoing is pending or to the knowledge of a Credit Party threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     6.19  Capitalization; Subsidiaries
           ----------------------------

           As of the Announcement Date and after giving effect to the Transaction, no Credit Party has any Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.19 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent) hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.19 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent). All of the issued and outstanding capital stock of each Credit Party and each of its Subsidiaries is owned by each of the stockholders named on Schedule 6.19 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent). Except as set forth on Schedule 6.19 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent), there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which a Credit Party may be required to issue or sell any capital stock or other equity security.

     6.20  Broker's; Transaction Fees
           --------------------------

           No Credit Party nor any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the Transaction except as disclosed on Schedule 6.20.
                                                       -------------

     6.21  Insurance
           ---------

           The properties of each Credit Party and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of a Credit Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Credit Party or such Subsidiary operates.

     6.22  Swap Obligations
           ----------------

           No Credit Party nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. Each Credit Party has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

     6.23  Full Disclosure
           ---------------

           None of the representations or warranties made by a Credit Party or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of a Credit Party or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of a Credit Party to the Lenders prior to the Initial Funding
Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

     6.24  Subordination Provisions
           ------------------------

           The subordination provisions contained in the Senior Subordinated Note Documents and in any Permitted Seller Debt are enforceable against the issuer of the respective security and the holders thereof, and the Loans and all other Obligations entitled to the benefits of any Loan Document and any related guaranty are within the definitions of "Senior Indebtedness" included in such provisions.

     6.25  Transaction Agreements
           ----------------------

           The agreements in connection with the Transaction (including, without limitation, the Press Release, the Offer Documents, the Equity Document, and the agreements relating to the refinancing of certain Indebtedness of the Target and certain Target Subsidiaries) ("Transaction Agreements") are, or when executed will be, in full force and effect, and if previously executed, have not been terminated, rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over a Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Transaction Agreements, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Transaction Agreements or to the conduct in any material respect by a Credit Party and its Subsidiaries of its business thereafter. To the best of each Credit Party's knowledge, none of any Person's representations or warranties in the Transaction Agreements contain any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading.

     6.26  Year 2000 Compliance
           --------------------

     On the basis of an inquiry made of each Credit Party and each of its Subsidiaries, each Credit Party to the best of their knowledge reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by the Credit Parties and their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect.


                                 ARTICLE VII

                            AFFIRMATIVE COVENANTS

     On and after the Announcement Date, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

     7.01  Financial Statements
           --------------------

           The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Lenders, with sufficient copies for the Agent and each Lender:

           (a) as soon as available, but not later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1998), to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-K's filed by the Company with the SEC for such fiscal year, or, if no such Form 10-K was so filed by the Company for such fiscal year, a copy of the audited consolidated and unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

           (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarter of each fiscal year (commencing with the fiscal quarter ended September 30, 1998), to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10- Q's filed by the Company with the SEC for such fiscal quarter, together with a copy of the unaudited consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries.

     7.02  Certificates; Other Information
           -------------------------------

           The Company shall furnish to the Agent, with sufficient copies for each Lender:

           (a) concurrently with the delivery of the financial statements referred to in Section7.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

           (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance Certificate executed by a Responsible Officer;

           (c) promptly, copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC, the Panel, or any announcements made with the London Stock Exchange;

           (d) as soon as available, but in any event not later than 45 days after the start of each fiscal year, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of the Company and its Subsidiaries for the next fiscal year;

           (e) within 10 days prior to the expiry date of any existing insurance policy, a new certificate satisfying the requirements of Section 5.01(h)(vi) with respect to each such policy;

           (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Lender, may from time to time request; and


           (g) (i) on the Initial Funding Date and (ii) thereafter, not later than 12:00 Noon (New York time) on the thirtieth (30th) day after the end of each fiscal month, a borrowing base certificate substantially in the form of Exhibit K (each, a "Borrowing Base Certificate"), with respect to the Eligible Receivables and the Eligible Inventory as of the last day of the immediately preceding fiscal month, and certified by the Chief Financial Officer of the Company.

     7.03  Notices
           -------

           Each Credit Party shall promptly notify the Agent and each Lender:

           (a)  of the occurrence of any Default or Event of Default;
           (b) of any matter that has resulted or may reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of a Credit Party or any of its Subsidiaries; (ii) any dispute, litigation, investigation, proceeding or suspension between a Credit Party or any of its Subsidiaries and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting a Credit Party or any of its Subsidiaries; including pursuant to any applicable Environmental Laws;

           (c) of the occurrence of any of the following events affecting a Credit Party or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                 (i)   an ERISA Event;

                 (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

                 (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by a Credit Party or any ERISA Affiliate; or

                 (iv)  the adoption of any amendment to a Plan subject to
                       Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

           (d) of any material change in accounting policies or financial reporting practices by a Credit Party or any of its consolidated Subsidiaries; and

           (e) upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which a Credit Party or any of its Subsidiaries is party.

           Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the affected Person proposes to take with respect thereto and at what time. Each notice under Section7.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     7.04  Preservation of Corporate Existence, etc.
           ----------------------------------------

           Each Credit Party shall, and shall cause each of its Subsidiaries to:

           (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

           (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by
Section 8.03 and sales of assets permitted by Section 8.02;

           (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

           (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     7.05  Maintenance of Property
           -----------------------

           Each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof.

     7.06  Insurance
           ---------

           Each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain or be covered by, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

     7.07  Payment of Obligations
           ----------------------

           Each Credit Party shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

           (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Credit Party or such Subsidiary;

           (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and

           (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     7.08  Compliance with Laws
           --------------------

          Each Credit Party shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     7.09  Compliance with ERISA
           ---------------------

           Each Credit Party shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification unless such Plan is terminated; and (c)make all required contributions to any Plan subject to Section 412 of the Code.

     7.10  Inspection of Property and Books and Records
           --------------------------------------------

           Each Credit Party shall maintain and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Person. Each Credit Party shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Agent or any Lender (if accompanied by the Agent) to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any Lender may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

     7.11  Environmental Laws
           ------------------

           Each Credit Party shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance in all material respects with all Environmental Laws.

     7.12  Use of Proceeds
           ---------------

           (a) The Company shall use the proceeds of the Revolving Loans, the Bidco Note Credit Support (and related Bidco Note Credit Support Borrowing) and Swing Line Loans for working capital and other general corporate purposes (other than for the purpose of financing a hostile Acquisition), the refinancing or prepayment of certain Indebtedness on the Initial Funding Date in connection with the Transaction and the payment of fees and expenses relating thereto and towards the financing, in part, of the consideration to be paid by Bidco for the Target Shares pursuant to the Offer, in each case not in contravention of any Requirement of Law or of any Loan Document.

           (b) Each L/C Borrower shall use the proceeds of Specified L/C Loans solely for the purpose of financing a reimbursement obligation owing to the Issuing Bank in connection with a drawing under a Letter of Credit.

           (c) The Company shall apply the proceeds of all Term Loan A and Term Loan B towards the refinancing of certain Indebtedness of the Target and certain Target Subsidiaries as provided in Section 5.02(b), towards financing, in part, the cash consideration to be paid by Bidco for the Target Shares pursuant to acceptances of the Offer, including, the amount of any cash payable to Target's shareholders whose Target Shares are acquired by Bidco pursuant to Sections 428-430F of the Companies Act, and towards the payment of fees and expenses relating thereto.

           (d) The Company hereby acknowledges and agrees that the aggregate Dollar Equivalent of Loans and L/C Obligations incurred in connection with the purchase of Target Shares payment of fees, and refinanced Indebtedness in connection with the acquisition of Target pursuant to the Offer shall not exceed $134,000,000.

     7.13  Solvency
           --------

           The Company and its Subsidiaries, on a consolidated basis, shall at all times be Solvent, and on and after the Initial Funding Date, Bidco Holding, Bidco, the Target and each Target Subsidiary shall at all times be Solvent.

     7.14  Further Assurances
           ------------------

           (a) Each Credit Party shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

           (b) Promptly upon the written request of the Agent or the Majority Lenders, each Credit Party shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, leasehold mortgages, landlord waivers, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i)to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii)to subject any of the properties, rights or interests covered by any of the Collateral Documents to the Liens created by any of the Collateral Documents, (iii)to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, (iv) to grant to the Agent, on behalf of the Lenders, mortgages and leasehold mortgages conveying a first priority lien and security interest (subject to Permitted Liens) on all owned and leased real property interests of the Credit Parties and their Subsidiaries, and to further provide title insurance and surveys (all at the Company's cost and expense) to insure such mortgages and leasehold mortgages, and all such documents and agreements shall be in form and substance acceptable to the Agent, and (v)to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

          7.15  Foreign Subsidiaries Security
                -----------------------------

                Other than with respect to Bidco Holding, Bidco, the Target, Target UK Subsidiaries and Target Ireland Subsidiary and other existing Target Subsidiaries, if following a change in the relevant sections of the Code, the regulations and rules promulgated thereunder and any rulings issued thereunder and at the request of the Agent or the Majority Lenders, counsel for the Company acceptable to the Agent and the Majority Lenders does not within 30 days after such request deliver evidence satisfactory to the Agent, with respect to any Foreign Subsidiary which is a Wholly-Owned Subsidiary of the Company, that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii)the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Guaranty or (iii)the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, in either case would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or would otherwise violate a material applicable law or governmental or regulatory restriction or rule (including laws, rules, or restrictions of, or issued by, a government or regulatory authorities of a foreign jurisdiction), then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Agent for the benefit of the Lenders pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), (ii) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a guaranty of the Obligations of the Company under the Loan Documents and (iii)in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver a security agreement granting the Agent for the benefit of the Lenders a security interest in all of such Foreign Subsidiary's assets, in each case with all documents delivered pursuant to this Section 7.15 to be in form and substance satisfactory to the Agent and the Majority Lenders.

          7.16  The Offer
                ---------

          (a) The Company will procure that the Offer is initially made on the terms and conditions set out in the Press Release including, without limitation that the Offer price is two hundred eighteen pence ((Pounds)2.18) per share.

          (b) The Company will keep the Agent informed as to the status of, and progress with respect to, the Offer and updated financial information on Target and each Target Subsidiary (as available) and, in particular, will promptly give to the Agent such information (including details as to the current level of acceptances) concerning the Offer or otherwise relevant to the Offer as the Agent may reasonably request and shall promptly upon receipt deliver to the Agent a copy of every certificate delivered to Bidco Holding or Bidco in connection with the Offer by the receiving agent pursuant to the City Code.

          (c) Without the prior approval of the Agent (the Agent's response not to be unreasonably delayed), the Company will not, and will procure that Bidco Holding and Bidco will not:

               (i) waive, in whole or in part, the condition to the Offer relating to Irish merger control (as set out in paragraph 1(c) of the Press Release) or accept or decide to accept any condition of the Minister for Enterprise, Trade and Employment of Ireland not making an order prohibiting the Offer under section 7(a) of the Merger, Takeovers and Monopolies (Control) Act, 1978 (as amended); or

               (ii) make any material alteration to the terms and/or conditions of the Offer or take or permit to be taken any step as a result of which such terms and/or conditions are, or may be required to be, altered (it being understood and agreed that, without limiting the generality of the foregoing, any increase in the Offer Purchase Price, any change in the form of consideration of the Offer Purchase Price and the removal of any condition to the Offer (each as delineated in the Press Release as of the Announcement Date) shall be deemed material); or

               (iii) waive any other condition of the Offer, in whole or in part, unless it has complied with its obligations under paragraph (d) below and the Takeover Panel has required to allow Bidco Holding and/or Bidco to waive the condition of any part thereof.

          (d) The Company will notify the Agent immediately upon becoming aware of any circumstance or event which is or could reasonably be construed as being covered by a condition of the Offer which, if not waived, would entitle it, with the consent of the Takeover Panel if needed, to lapse the Offer and it shall, if so required by the Agent, promptly make such representations to the Takeover Panel as the Agent may deem necessary, and otherwise use its commercially reasonable efforts, to obtain such consent.

          (e) Evidence of payment by each Credit Party of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Initial Funding Date, together with

Attorney Costs of BofA to the extent invoiced prior to or on the Initial Funding Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between each Credit Party and BofA); including any such costs, fees and expenses arising under or referenced in Sections2.10 and 11.04;

          (f) The Company will not, and will not permit Bidco Holding or Bidco to, exercise its rights to declare the Offer unconditional as to acceptances unless it has acquired or agreed to acquire pursuant to the Offer not less than 90% in nominal value of the Target Shares to which the Offer relates (within the meaning of Section 428-430F of the Companies Act).

          (g) The Company shall, and shall cause Bidco Holding or Bidco to, comply in all material respects with the provisions of the Take-over Code, the Financial Services Act 1986 and the Companies Act 1985 and all other applicable statutes, laws and regulations relevant in the context of the Offer.

          (h) The Company shall, cause Bidco to, give notice under Section 429 of the Companies Act to relevant Target shareholders promptly upon becoming entitled to do so under the Companies Act.

          (i) As soon as practicable after the acquisition by Bidco Holding or Bidco of any Target Shares (but in any event within 90 days after the Initial Funding Date with respect to Target Shares acquired by Bidco on the Initial Funding Date) the Company shall, or shall cause Bidco Holding or Bidco to, deliver to the Agent, or its nominee, (A)share certificates in respect of the Target Shares acquired by Bidco Holding or Bidco, together with a valid, duly stamped, transfer in the favor of the Agent or its nominee, for the benefit of itself and the Lenders, duly executed by Bidco Holding or Bidco, (B) evidence that a duly authorized officer of the Target enters the Agent or its nominee, in the Target's register of members as the holder, for the benefit of itself and the Lenders, of such Target Shares and (C) a duly executed share certificate issued to the Agent or its nominee showing the Agent or such nominee as the registered holder, for the benefit of itself and the Lenders, of such Target Shares.

          (j) The Company shall procure that, as soon as practicable after the Unconditional Date (subject to compliance with all applicable laws), but in any event not later than 90 days following the Initial Funding Date, the obligations of the Credit Parties hereunder are guaranteed by Bidco Holding, Bidco, the Target, each Target UK Subsidiary and Target Ireland, as the case may be, and secured on all the assets of each such Person.

          (k) To effect paragraph (j) above the Company shall, or shall cause Bidco Holding, Bidco, the Target, Target UK Subsidiaries and Target Ireland to, without limitation, procure that (subject to compliance with all applicable laws) on or prior to the 90th day following the Initial Funding Date:

               (i) the shareholders and directors of the Bidco Holding, Bidco and the Target do all things necessary to re-register such Persons as a private company and implement the procedures laid down in Sections155-158 of the Companies Act1985 and, with respect to Target Ireland, the equivalent procedures in Ireland;

               (ii) the auditors of (x) Bidco Holding, Bidco, the Target and each Target UK Subsidiary deliver a letter stating that in their opinion each such Person, as the case may be, will be solvent within the meaning of Section123(1) and (2) of the Insolvency Act 1986 immediately before and for a period of twelve months after the granting of the Bidco Security Documents, the Target Security Document and each Target UK Security Document, as the case may be, and with respect to sufficiency of the assets of such Person subject to the Bidco Security Documents, the Target Security Document and each Target UK Subsidiary Security Document, as the case may be, and (y) Target Ireland deliver a letter stating that in their opinion Target Ireland will be solvent within the meaning of relevant Irish law provisions immediately before and immediately after the granting of the Target Ireland Security Documents;

               (iii) Bidco Holding and Bidco to enter into the Bidco Security Documents, the Target to enter into the Target Security Document, each Target UK Subsidiary enters into a Target UK Subsidiary Security Document, and Target Ireland enters into the Target Ireland Security Document;


               (iv) a certified copy of the Bidco Security Documents, the Target Security Document and each Target UK Subsidiary Document, in each case together with prescribed particulars thereof are delivered to the Registrar of Companies in accordance, where applicable, with Section395 of the Companies Act, and of the Target Ireland Security Document, together with such additional documentation as, in the reasonable opinion of the Agent, is required pursuant to Irish law;

               (v) each of Bidco Holding, Bidco, the Target, each Target UK Subsidiary and Target Ireland, at its own expense, executes and does all such assurances, acts and things as the Agent may require to ensure the valid, lawful and binding giving of such guarantee, granting, perfecting and protecting of such security and the distribution of such proceeds, including, where required by the Agent, entering into pledges over shares in its Subsidiaries;

               (vi) Bidco shall deliver to the Agent share certificates in respect of the Target Shares not previously delivered to the Agent or its nominee together with a valid, duly stamped, transfer in favor of the Agent or its nominees, for the benefit of itself and the Lenders, duly executed by Bidco;

               (vii) a duly authorized officer of the Target enters the Agent or its nominee in the Target's register of members as the holder, for the benefit of itself and the Lenders, of the Target Shares; and

               (viii) a duly executed share certificate is issued to the Agent, or its nominee showing the Agent or its nominee as the registered holder of the Target Shares;

          (l) The Company shall cause, at the time the Bidco Security Agreements, the Target Security Document, any Target UK Subsidiary Security Document and the Target Ireland Security Document are entered into, that the Agent is provided with copies of such constitutional documents of Bidco Holding, Bidco, the Target, the relevant Target UK Subsidiary and Target Ireland such resolutions, such legal opinions and such consents and other documents, consents and authorities as the Agent may reasonably require in connection with the giving of such guarantee and the granting of the security;

          (m) The Company shall procure that Bidco will terminate the Offer on the date which is four calendar months after the date the Offer is posted if Bidco has not by then acquired or unconditionally agreed to acquire pursuant to the Offer at least 90% in nominal value of the Target Shares to which the Offer relates within the meaning of Section 428-430F of the Companies Act; and

     7.17 Interest Rate Protection
          ------------------------

          Within 90 days of the Initial Funding Date, the Company shall enter into Swap Contracts providing protection against fluctuations in interest rates with one or more financial institutions each having a combined capital and surplus of at least $100,000,000 with respect to at least 50% of the aggregate average outstanding principal amount of the Effective Amount of the Term Loans, which shall contain such other terms as are customary and satisfactory to the Agent.

     7.18 Mortgages
          ---------

          Within forty-five days after the Unconditional Date, the Company shall cause, or cause the relevant Credit Party to, deliver Mortgages with respect to each fee interest and, to the extent requested by the Agent, any leasehold interest of all real property held by a Credit Party, executed by each Credit Party, in appropriate form for recording, together with:

               (i) copies of all UCC-l fixture financing statements necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law;

               (ii) an ALTA. Form B (or other form acceptable to the Agent and the Lenders) mortgagee policy of title insurance or a binder issued by a title insurance company satisfactory to the Agent insuring (or undertaking to insure, in the case of a binder) that the Mortgages create and constitute a valid first Lien against the Mortgaged Property in favor of the Agent, subject only to exceptions acceptable to the Agent, with such endorsements and affirmative insurance as the Agent may reasonably request;

               (iii) flood insurance and earthquake insurance, to the extent applicable, on terms satisfactory to the Agent;

               (iv) current ALTA surveys and surveyor's certification as to all Mortgaged Property to the extent reasonably required by the Agent, each in form and substance satisfactory to the Agent;

               (v) proof of payment (or arrangements therefor satisfactory to the Agent) of all title insurance premiums, documentary stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any Mortgage or the issuance of the title insurance policies (whether due on the Initial Funding Date or in the future) including sums due in connection with any future advances;

               (vi) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements and the Mortgages; and

               (vii) evidence that all other actions necessary or, in the opinion of the Agent or the Lenders, desirable to perfect and protect the first priority Lien created by the Mortgages, and to enhance the Agent's ability to preserve and protect its interests in and access to the Mortgaged Property, have been taken (including, without limitation, obtaining any environmental reports on such Mortgaged Property reasonably requested by the Agent).

     7.19 Bidco Holding and Bidco Capitalization
          --------------------------------------

          On or prior to the Initial Funding Date, the Company shall take any and all actions necessary to ensure that the shares of Bidco Holding and Bidco are fully paid, and shall have delivered evidence satisfactory to the Agent that such actions have been taken.

                                ARTICLE VIII

                              NEGATIVE COVENANTS

          On and after the Announcement Date, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

     8.01 Limitation on Liens
          -------------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

          (a) any Lien existing on property of a Credit Party or any of its Subsidiaries on the Announcement Date and set forth in Schedule 8.01 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent) securing Indebtedness outstanding on such date;

          (b)  any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no notice of lien has been filed or recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of a Credit Party or its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Credit Parties and their Subsidiaries does not exceed $750,000;

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of a Credit Party and its Subsidiaries;

          (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof and do not in the aggregate at any time outstanding exceed $1,500,000;

          (j) purchase money security interests on any property acquired or held by a Credit Party or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under Section 8.05(h), $1,500,000;

          (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are otherwise permitted under Section 8.10(a) or (c); and

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by a Credit Party in excess of those set forth by regulations promulgated by the FRB, and (ii)such deposit account is not intended by a Credit Party or any of its Subsidiaries to provide collateral to the depository institution.

     8.02 Disposition of Assets
          ---------------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property or assets (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing (an "Asset Disposition"), except:

          (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) dispositions of inventory and/or equipment by a Credit Party or any Subsidiary Guarantor to a Credit Party or any Subsidiary Guarantor pursuant to reasonable and ordinary course business requirements;

          (d) any Subsidiary (other than a Credit Party) may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to a Credit Party or another Wholly-Owned Subsidiary that is a Domestic Subsidiary; and

          (e)  dispositions permitted under Sections 8.03 and 8.04;

     provided, however, in no event (i) will any such asset sales, leases, conveyances or dispositions be permitted under this Section 8.02 to the extent they would result in or require the Company to make an offer to or otherwise prepay or repay any of the Subordinated Debt and (ii) at any time the Senior Subordinated Notes shall remain outstanding, will the Company or any of its Subsidiaries consummate any asset sale that would result in a prepayment under this Agreement.

     8.03 Acquisitions, Consolidations and Mergers
          ----------------------------------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, enter into any Acquisition, merge, consolidate with or into, or acquire (whether in one transaction or in a series of transactions) any Person or all or substantially all of its assets of any Person, except:

          (a) any Domestic Subsidiary may merge with a Credit Party (provided that such Credit Party shall be the continuing or surviving corporation), or with any one or more Subsidiaries, provided that if any transaction shall be between a Domestic Subsidiary and a Wholly-Owned Subsidiary that is a Domestic Subsidiary, the Wholly-Owned Subsidiary that is a Domestic Subsidiary shall be the continuing or surviving corporation;

          (b) on and after the Squeeze-Out Date, a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party may enter into an Acquisition provided that (i) any such Acquisition (whether in one transaction or a series of related transactions) the aggregate consideration of which exceeds $15,000,000 for a single Acquisition and $25,000,000 for all Acquisitions effected after the Initial Funding Date, shall not be permitted without the prior written approval of the Majority Lenders, (ii) no Default or Event of Default is in existence both before and after giving effect to such Acquisition (and/or as set forth in clause (vi) below, the creation of a new Subsidiary), (iii) such Acquisition is undertaken in all material respects in accordance with all applicable Requirements of Law, (iv) the target business of, or the assets subject to, such Acquisition are shown in good faith by the Company to have generated positive EBITDA on a pro forma basis for the twelve month period immediately preceding the date of such Acquisition based on assumptions showing cost savings reasonably acceptable to the Agent, (v) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (vi) such Acquisition shall be structured as an asset acquisition by a Credit Party or a Subsidiary Guarantor, or subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party or the purchase of all of the capital stock of the target of such Acquisition by a Credit Party or a Subsidiary Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party, provided that such target will be merged with and into a Credit Party or a Subsidiary

     Guarantor or, subject to the limitations set forth below, a Wholly-Owned Subsidiary of the Company which is not a Subsidiary Guarantor or a Credit Party on the date of the Acquisition or shall execute a counterpart of and become a party to a Guaranty (pursuant to documentation reasonably acceptable to the Agent), (vii) the business being acquired is otherwise permitted by Section 8.13 and (viii) the Agent (on behalf of the Lenders) will be granted a first priority perfected security interest (subject to Permitted Liens) in any assets being so acquired and any capital stock if a new Subsidiary is being formed; provided, however, that Wholly-Owned
                                     --------  -------
     Subsidiaries which are not Credit Parties or Subsidiary Guarantors shall not enter into any Acquisition if the aggregate consideration of all such Acquisitions exceeds $5,000,000; and provided further, that up to an aggregate amount of $5,000,000 are exempt from the requirements set fourth in clause (vi) that the target of such Acquisition shall be merged with or into a Credit Party or Subsidiary and the requirements set fourth in clause
     (viii);

          (c) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Foreign Subsidiary so long as in each case at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries are pledged pursuant to the relevant Pledge Agreement;

          (d) the assets of any Foreign Subsidiary may be transferred to a Credit Party or any of its Domestic Subsidiaries, and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, a Credit Party or any of its Domestic Subsidiaries so long as such Credit Party or such Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation; and

Notwithstanding anything to the contrary set forth hereunder, the Offer and the Transaction shall be permitted pursuant to Sections 5.02 and 7.16.

     8.04 Loans and Investments
          ---------------------

          No Credit Party shall purchase or acquire, nor suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of a Credit Party (together, "Investments"), except for:

          (a) Investments held by a Credit Party or any of its Subsidiaries in the form of Cash Equivalents;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments in Joint Ventures permitted by Section 8.09 and Investments constituting intercompany loans permitted by Section 8.21;
                                                              ------------

          (d) Investments, subject to Section 8.09 (other than clause (c) thereof, incurred in order to consummate Acquisitions otherwise permitted herein;

          (e) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

          (f)  Investments existing as of the Announcement Date and listed on
     Schedule 8.04 (as such Schedule is updated on the Initial Funding Date with the consent of the Agent);

          (g) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business;

          (h) advances or loans to officers, directors, and employees of a Credit Party or any of its Subsidiaries in an amount not to exceed $2,500,000 in the aggregate for all such loans and advances to all such Persons;

          (i) advances to employees of a Credit Party or any of its Subsidiaries in respect of reasonable relocation expenses incurred by such employees;

          (j) advances to employees of a Credit Party or any of its Subsidiaries in the nature of advances against anticipated sales commissions and advances for travel and/or other ordinary business expenses, provided that the aggregate principal amount of all such employee advances outstanding at any time shall not exceed $150,000;

          (k)  the Offer and Transaction shall be permitted pursuant to Sections
                                                                        --------
     5.02 and 7.16, which shall in any event exclude any open market or other
     ----
     purchases of Target's Shares before the Initial Funding Date;

          (l) On or prior to the Squeeze-Out Date, (A) the Company may make (x) intercompany loans to Bidco Holding and Bidco and (y), purchases of the shares of Bidco Holding and Bidco and (B) Bidco and Bidco Holdings may make intercompany loans to Target and Target Subsidiaries, in each case so long as (A) 100% of the proceeds of all such Investments shall be utilized by Bidco to purchase Target Shares pursuant to the Offer or to refinance Indebtedness of Target or the Target Subsidiaries to be refinanced in connection with the Transaction, (B) such intercompany loans shall conform to the requirements of Section 8.21 and (C) the ratio of clauses (x) to (y)
                            ------------
     above shall be approximately 1.0 to 1.0;

          (m) the Company and its Subsidiaries may make intercompany loans permitted pursuant to Section 8.21; and
                           ------------

          (n) other Investments permitted by this Agreement (but not otherwise permitted under this Section 8.04) not to exceed $1,000,000 in the aggregate for all such Investments made in any fiscal year, which shall in any event exclude any open market or other purchases of Target's Shares before the Initial Funding Date.

     8.05 Limitation on Indebtedness
          --------------------------

No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a)  Indebtedness incurred pursuant to this Agreement;

          (b)  Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.08 or of intercompany loans permitted under Section
                                                                       -------
     8.21;
     ----
          (c)  Indebtedness existing on the Announcement Date and set forth in
     Schedule 8.05 (as such Schedule is updated on the Initial Funding Date with
     -------------
     the consent of the Agent);

          (d) Indebtedness incurred in connection with leases permitted pursuant to Section 8.10;

          (e) $100,000,000 principal amount of Indebtedness of the Company evidenced by the Senior Subordinated Note Documents;

          (f) Indebtedness of AGI and Klearfold with respect to the IRB Debt with a principal amount of $11,640,000;

          (g) unsecured Indebtedness owing to any selling party incurred in connection with Acquisitions permitted under Section 8.03 hereof (other
                                                  ------------
     than clause (e) of such Section), provided such indebtedness is incurred
          ----------
     pursuant to promissory notes and other agreements containing terms and conditions satisfactory to the Agent and fully subordinated to the prior payment in full in cash of the Loans and the other Obligations on terms and conditions satisfactory to the Agent (any such Indebtedness, "Permitted
                                                                   ---------
     Seller Debt") including, without limitation, terms related to aggregate
     -----------
     outstanding principal amounts, interest rates and payment terms acceptable to Agent;

          (h) other Indebtedness in addition to Indebtedness permitted above in an aggregate amount outstanding not to exceed $3,500,000 (including Indebtedness secured by Liens permitted by Section 8.01(i) and (j));
                                                ---------------     ----

          (i) Indebtedness under the Bidco Loan Notes owing to the sellers of the Target Shares and secured by the Bidco Loan Notes Credit Support; and

          (j)  intercompany Indebtedness permitted by Section 8.04(l) and (m)
                                                      --------------       -
     and Section 8.21;
         -------------

provided, however, that in no event will any Credit Party or any of its Subsidiaries incur more than $3,500,000 of Indebtedness under Section 4.09(x) of the Senior Subordinated Note Indenture as in effect on the Announcement Date (whether or not permitted by this Section 8.05) except Indebtedness incurred
                                  ------------
pursuant to this Agreement.

     8.06 Transactions with Affiliates
          ----------------------------

          Except as set forth on Schedule 8.06, no Credit Party shall, nor shall
                                 -------------
suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate (other than a Wholly-Owned Subsidiary) of a Credit Party, except upon fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Credit Party or such Subsidiary, except the Offer shall be permitted.

     8.07 Use of Proceeds
          ---------------

          (a) No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

          (b) None of the proceeds of any Loans may be used in any way which infringes Section 151 of the Companies Act or any similar or other statutory obligation whether in the United Kingdom or elsewhere.

     8.08 Contingent Obligations
          ----------------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b)  Permitted Swap Obligations;

          (c) Unsecured and subordinated guarantees by a Subsidiary of the Company of the Company's obligations with respect to the Senior Subordinated Notes incurred pursuant to and subject to the subordination terms of the Senior Subordinated Note Indenture, and provided that such Subsidiary has provided an unlimited guaranty to the Agent, on behalf of itself, the Issuing Bank and the Lenders, with respect to the Obligations and fully pledged all of its assets in support of such guaranty.;

          (d) Contingent Obligations of the Company and its Subsidiaries existing as of the Announcement Date and listed in Schedule 8.08 (as such
                                                        -------------
     Schedule is updated on the Initial Funding Date without the consent of the Agent ); and

          (e) Guarantees by the Credit Parties and their subsidiaries of the Obligations under this Agreement.

     8.09 Joint Ventures; Foreign Assets; New Subsidiaries
          ------------------------------------------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, (a)enter into Joint Ventures requiring an aggregate investment for all such joint ventures (whether in cash, property, or contributions of personnel or management or otherwise) in excess of $1,000,000, (b)permit any of their assets or properties to be maintained outside the United States of America, except that (i) KF- International, Inc. may maintain up to $1,000,000 of assets outside the United States of America and (ii) Klearfold may maintain up to $500,000 of inventory assets in Puerto Rico and (iii) any Foreign Subsidiary acquired pursuant to the Offer or otherwise in accordance with the terms of this Agreement may maintain their assets outside of the United States of America or (c)create or acquire any Subsidiary except (x) in connection with a transaction permitted by clause (a) above, (y) in connection with a Acquisition permitted by Section 8.03(b) and (z) as described in the Offer Documents.

     8.10 Lease Obligations
          -----------------

          No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

          (a) leases of a Credit Party and of its Subsidiaries in existence on the Initial Funding Date and any renewal, extension or refinancing thereof;

          (b) operating leases entered into by a Credit Party or any of its Subsidiaries after the Initial Funding Date in the ordinary course of business; provided that the aggregate annual rental payments for all such operating leases shall not exceed in any fiscal year $1,500,000; and

          (c) Capital Leases other than those permitted under clause (a) of this Section, entered into by a Credit Party or any of its Subsidiaries after the Initial Funding Date to finance the acquisition of equipment; provided that the aggregate Capital Lease Obligations for all such Capital Leases shall not at any time exceed $1,500,000.

     8.11 Restricted Payments; No Permitted Restrictions for Subsidiaries
          ---------------------------------------------------------------

          (a) No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that (i) any Wholly-Owned Subsidiary may declare and make dividend payments or other distributions to a Credit Party or a Wholly-Owned Subsidiary of a Credit Party,
(ii) so long as no Default or Event of Default then exists or would result after giving effect thereto and such Restricted Payment is permitted under Section
4.07 of the Senior Subordinated Note Indenture (as in effect on the Original Closing Date), the Company may purchase, redeem, acquire or retire any common stock of the Company (or options in respect thereof) held by any member of the Company's management (who were employed full time by the Company immediately prior to such transaction) pursuant to any management equity subscription agreement, stock option agreement or employment agreement ("Management Equity Redemption") provided that such Management Equity Redemption together with the aggregate amount of all other Management Equity Redemptions made by the Company after the Announcement Date is less than the sum, without duplication, of (I) 50% of the Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Announcement Date to the end of the Company's most recently ended fiscal quarter for which financial statements in accordance with Section 7.01 are available and have been delivered to the Agent at the time of such Management Equity Redemptions (or, if such Net Income for such period is a deficit, less 100% of such deficit) plus (II) 100% of the aggregate Net Proceeds received by the Company from the sale or issuance of its common stock after the Announcement Date to the extent such Net Proceeds have not already been counted or used under
Section 8.20(b) to permit the prepayment of the Subordinated Debt; provided,
                                                                   --------
that the restrictions in clause (ii) above will not prohibit any Management Equity Redemptions so long as (A) the aggregate amount paid for all such Management Equity Redemptions shall not exceed $2,500,000 in any twelve-month period or (B) such Management Equity Redemptions are funded with the net cash proceeds received by the Company from any key man life insurance or disability insurance policies purchased by the Company to specifically finance such Management Equity Redemption and no Default or Event of Default shall have occurred and be continuing immediately after each such transaction and (iii) so long as no Default or Event of Default then exists or would result after giving effect thereto, and (x) such Restricted Payment is permitted under Section 4.07 of the Senior Subordinated Note Indenture (as in effect on the Announcement
Date), (y) the Interest Coverage Ratio was equal to or greater than 2.25 to 1.00 for the twelve month period most recently ended, and (z) in connection with the Transaction, the shareholders of the Company acquired new capital stock for consideration, and/or made capital contributions to the Company, in an aggregate amount in excess of $60,000,000 (plus any additional minimum amount required by the Lenders if the Offer Price is ever increased) (such excess amount, the "Excess Amount"), the Company may redeem, repurchase, acquire or retire any
 -------------
capital stock in the Company, or pay dividends or make a distribution in respect of its capital stock, in an aggregate amount equal to such Excess Amount from or to such Contributing Shareholders.

          (b) The Company shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (I) pay dividends or make any other distributions to the Company or any of its other Subsidiaries (1) on its capital stock or (2) with respect to any other interest or participation in, or measured by, its profits, (II) pay any indebtedness owed to the Company or any of its other Subsidiaries, (III) make loans or advances to the Company or any of its other Subsidiaries, or (IV) transfer any of its properties or assets to the Company or any of its other Subsidiaries (collectively, "Encumbrances"), except for such Encumbrances existing under or by reason of (1) this Agreement, (2) applicable law, (3) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, or (4) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in paragraph (b)(IV) above on the property so acquired.

     8.12 ERISA

     No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Lenders) liability to a Credit Party or any ERISA Affiliate, (ii) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of the Majority Lenders) liability to any member of the Controlled Group, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Majority Lenders) liability to a Credit Party or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of the Majority Lenders) liability to any member of the Controlled Group, or (v) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially (in the opinion of the Majority Lenders) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

     8.13 Change in Business
          ------------------

          (a) No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by a Credit Party and its Subsidiaries on the Announcement Date (or, in the case of Target and each Target Subsidiary, on the Unconditional Date) and lines of business reasonably ancillary or complimentary to such current lines of business.

          (b) The Company will not permit (x) Bidco Holding to engage in any business activities other than in connection with its ownership interest in Bidco and the execution, delivery and performance of the Collateral Documents to which it is a party and (y) Bidco to engage in any business activities other than those necessary (i) to effect the Offer, (ii) with respect to its ownership interest in Target, (iii) with respect to the issuance of, and payments pursuant to, the Bidco Loan

Notes and (iv) in connection with the execution, delivery and performance of the Collateral Documents to which it is a party.

     8.14  Accounting Changes.
           ------------------

           No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year or fiscal quarter of such Person.

     8.15  Total Leverage Ratio.
           --------------------

The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Total Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:


Period                                                        Ratio
------                                                        -----

From and including the Initial Funding Date through           6.85:1.00
     and including December 30, 1999

From and including December 31, 1999 through                  6.50:1.00
     and including December 30, 2000

From and including December 31, 2000 through                  6.00:1.00
     and including December 30, 2001

From and including December 31, 2001 through                  5.00:1.00
     and including December 30, 2002

Thereafter 4.50:1.00                                          4.50:1.00

     8.16  Senior Leverage Ratio.
           ---------------------

           The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

 Period                                                      Ratio
 ------                                                      -----

Period                                                        Ratio
------                                                        -----

From and including the Initial Funding Date                   3.85:1.00
     through and including December 30, 1999

From and including the Initial Funding Date                   3.50:1.00
     through and including December 31, 1999

From and including December 31, 2000 through and              3.00:1.00
     including December 30, 2001

Thereafter                                                    2.00:1.00

     8.17  Interest Coverage Ratio.
           -----------------------

           The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be less than the ratio set forth below opposite the respective period in which the determination is being made:


Period                                                        Ratio
------                                                        -----

From and including the Initial Funding Date                   1.75:1.00
     through and including December 30, 1999

From and including December 31, 1999                          2.25:1.00
     through and including December 30, 2000

Thereafter                                                    2.50:1.00

     8.18  Fixed Charge Coverage Ratio.
           ---------------------------

           The Company shall not permit, as of the last day of each calendar quarter during the periods listed below, its Fixed Charge Coverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

Period                                                        Ratio
------                                                        -----

From and including the Initial Funding Date                   1.70:1.00
     through and including December 30, 1999

Thereafter                                                    2.00:1.00

     8.19  [Intentionally Omitted].

     8.20  Amendments to Organization Documents, Subordinated Debt, IRB Debt;
           -----------------------------------------------------------------
Equity Document, Bidco Loan Notes; No Preferred Stock.
-----------------------------------------------------

           No Credit Party shall, nor shall it cause or permit any of its Subsidiaries to do any of the following:

           (i) other than pursuant to the Supplemental Indenture, change or amend the terms of any Subordinated Debt, IRB Debt or Bidco Loan Notes (or any indenture, note or other agreement in connection therewith, including, without limitation, the Senior Subordinated Note Indenture and the Bidco Loan Notes Instrument) if the effect of such amendment is to: (1) increase the interest rate on such Subordinated Debt, IRB Debt or Bidco Loan Notes;
     (2) change the dates upon which payments of principal or interest are due on such Subordinated Debt, IRB Debt other than to extend such dates; (3) change any default or event of default relating thereto other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt, IRB Debt or Bidco Loan Notes; (4) change the redemption or prepayment provisions of such Subordinated Debt, IRB Debt or Bidco Loan Notes other than to extend the dates therefor or to reduce the premiums payable in connection therewith;
     (5) grant any security or Lien to secure such Subordinated Debt, IRB Debt or Bidco Loan Notes other than the pledge of the Klearfold Bonds or the AGI Bonds or the delivery of a Letter of Credit by Issuing Bank as security for the IRB Debt; (6) change any subordination provisions, terms or conditions; or (7) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Debt, IRB Debt or Bidco Loan Notes in a manner adverse to a Credit Party or any of its Subsidiaries, the Agent or any Lender;

           (ii) prepay, defease or purchase any Subordinated Debt, except (1) for entering into the Exchange Offer with respect to the Senior Subordinated Notes whereby the Senior Subordinated Notes are exchanged for "Exchange Notes" (as defined in the Senior Subordinated Note Indenture) and provided that the terms of the Exchange Notes are identical to those of the Senior Subordinated Notes except that the Exchange Notes may not contain identical transfer restrictions, (2) if a "Change of Control" as specified in the Senior Subordinated Note Indenture with respect to the Senior Subordinated Notes as in effect on the Announcement Date shall occur, or if the Company or its Subsidiaries shall have received "Excess Proceeds" in an amount so as to require it to make an "Asset Sale Offer" (as such terms are defined in the Senior Subordinated Note Indenture), then in any such case the Company may prepay such Senior Subordinated Notes if required only after payment in full of the Obligations hereunder (whether or not then due and owing) and the termination of the Commitments and financing arrangements contemplated hereby, (3)so long as no Default or Event of Default then exists or would result after giving effect thereto, the

     Company may repay (but not prepay) the Permitted Seller Debt in accordance with the stated repayment terms for such Permitted Seller Debt as approved under Section 8.05(h), and (4) the Company may apply the Net Proceeds (in excess of amounts required under clause (ii) below) it receives in cash after the Announcement Date upon any sale of any common stock equity securities of the Company issued in a Qualified Public Offering to the prepayment or repurchase of all or part of the Senior Subordinated Notes so long as (i) no Event of Default or Default has occurred and is continuing or would result after giving effect thereto and (ii) the Company has first repaid in full all outstanding Term Loans in an amount sufficient to cause the Senior Leverage Ratio for the immediately preceding four fiscal quarters then last ended to be equal to 2.00:1.0 based on a pro forma calculation using such lower debt threshold, as applicable;

           (iii) change the mode of interest or interest rate period in effect on the Announcement Date with respect to any IRB Debt; or

           (iv) make any amendment or modification to any terms or provisions of its Organization Documents which is materially adverse to the Agent or the Lenders or issue any preferred stock.

     8.21  Intercompany Loans.
           ------------------

           In addition to the other restrictions contained in this Article VIII,
                                                                   ------------
each Credit Party may make loans to its Subsidiaries (and such Persons may incur the Indebtedness related thereto and repay such Indebtedness) after the Announcement Date subject to the following terms and conditions:

                 (i) such loans are unsecured and available on a revolving credit basis, evidenced by a promissory note or loan agreement and payable on demand, and each Credit Party agrees that all such Indebtedness shall be subordinated in right of payment to the final payment in full in cash of the Obligations at all times after the occurrence of any Event of Default;

                 (ii) no Default or Event of Default shall then exist and be continuing or would result after giving effect thereto (including, without limitation, under the Senior Subordinated Indenture), and after giving effect to each such intercompany loan, both the Credit Party making such loan and the recipient thereof shall be Solvent;

                 (iii) except as otherwise permitted in Section 8.04(l), each recipient of such a loan shall use the proceeds thereof solely for its own working capital requirements arising in the ordinary course of its business;

                 (iv) the Company shall deliver to the Agent at the end of each fiscal quarter a current list of intercompany loans outstanding; and

               (v) in no event shall the aggregate amount of such intercompany Indebtedness owing by the Subsidiaries other than the Credit Parties to the Credit Parties exceed the amount permitted pursuant to Section 8.04(l) plus $20,000,000, provided, however, that no more than $10,000,000 of such amount shall be intercompany loans to Van De Steeg Packaging B.V., and no more than (x) at any time prior to the date the Target delivers the Target Security Document, $10,000,000 and (y) thereafter $5,000,000, shall be attributable to intercompany loans made to a Subsidiary that is not a Subsidiary Guarantor.

     8.22  Target Operations.
           -----------------

           For a period of forty-five (45) days (the "Cure Period") after the Squeeze-Out Date, the representations and warranties set out in Sections 6.05,
                                                                -------------
6.06, 6.09, 6.10, 6.11(b), 6.15, 6.17, 6.18, 6.21, 6.22 and 6.26 and the
----  ----  ----  -------  ----  ----  ----  ----  ----     ----
negative covenants set out in Sections 8.01, 8.04, 8.05, 8.06, 8.08, 8.09, 8.10
                                                                           ----
and 8.21(v) shall not apply in respect of events or circumstances existing on
    ----
the Initial Funding Date (a "Cure Period Event") with respect to Target and each Target Subsidiary and not capable of immediate remedy; provided that:

               (i) the Company agrees to notify the Agent promptly upon learning of any such Cure Period Event that would, but for this covenant, be defaults or breaches under this Agreement;

               (ii) such Cure Period Event would not have a Material Adverse Effect;

               (iii) such Cure Period Event is capable of being cured within the Cure Period and no Event of Default (as defined in the Senior Substituted Note Documents) is then continuing thereunder;

               (iv) the aggregate amount that will be required to cure such Cure Period Event is not in excess of $34,000,000; and

               (v) if at the end of such Cure Period the Cure Period Event still exists, it shall be an immediate Event of Default.

                                 ARTICLE IX

                              EVENTS OF DEFAULT.

     9.01  Event of Default.
           ----------------

           Any of the following shall constitute an "Event of Default":

          (a)   Non-Payment.
                -------------

                Any Credit Party fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or
(ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b)   Representation or Warranty.
                --------------------------

                Any representation or warranty by a Credit Party or any of its Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by a Credit Party or any of its Subsidiaries, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c)   Specific Defaults.
                -----------------

                Any Credit Party fails to perform or observe any term, covenant or agreement contained in any of Section 7.01, 7.02, 7.03, 7.06, 7.12 or 7.16 or
                                 ------------  ----  ----  ----  ----    ----
in Article VIII; or
   ------------

          (d)   Other Defaults.
                --------------

                Any Credit Party or any of its Subsidiaries party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Lender; or

          (e)   Cross-Default.
                -------------

                (i) Any Credit Party or any of its Subsidiaries (A)fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B)fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii)there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1)any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or
(2)any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by such Credit Party or such Subsidiary as a result thereof is greater than $5,000,000; or

           (f)  Insolvency.
                ----------

                Voluntary Proceedings. Any Credit Party or any of its Subsidiaries (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

           (g)  Involuntary Proceedings.
                -----------------------

                (i) Any involuntary Insolvency Proceeding is commenced or filed against any Credit Party or any of its Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of such Person's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) any Credit Party or any of its Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party or any of its Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

           (h)  ERISA.
                -----

                (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the a Credit Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $375,000 the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $375,000; or (iii) any Credit Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any instalment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $375,000; or

           (i)  Monetary Judgments.
                ------------------

                One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third- party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $3,000,000 or more, and the same shall remain unsatisfied, unvacated or unstayed pending appeal for a period of 30 days after the entry thereof; or

           (j)  Non-Monetary Judgments.
                ----------------------

                Any non-monetary judgment, order or decree is entered against any Credit Party or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

           (k)  Collateral.
                ----------

                (i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party or any of its Subsidiaries party thereto or any such Person shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or

           (l)  Change of Control.

                There occurs any Change of Control; or

           (m)  Guaranty Defaults.

                Any Person party thereto fails in any material respect to perform or observe any term, covenant or agreement in any Guaranty or any Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Person party thereto or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at clauses (f) or (g) of this Section occurs with respect to such Person party to a Guaranty; or

           (n)  Invalidity of Subordination Provisions.
                --------------------------------------

                The subordination provisions of any Subordinated Debt is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect or enforceable or any noteholder or trustee with respect thereto denies that it has any further liability or obligation thereunder, or the Loans and the other Obligations hereunder entitled to receive the benefits of any Loan Document are for any reason subordinated or do not have the priority contemplated by this Agreement or such subordination provisions;

           (o)  Cross Default to IRBs.
                ---------------------

                Any default, violation, material breach or tax event (which causes or requires a redemption of the AGI Bonds or Klearfold Bonds) of any kind shall occur under any AGI Bond Documents or Klearfold Bond Documents resulting in or permitting a redemption of the AGI Bonds or the Klearfold Bonds, or an acceleration of the loans with respect thereto; or

           (p)  Collateral Documents.
                --------------------

                Bidco Holding, Bidco, the Target, Target Ireland or any Target UK Subsidiary shall have failed for any reason (including, without limitation, as a result of applicable law) to deliver the documents and otherwise take the actions referred to by Section 7.16(j) and (k) by the 90th day following the Initial Funding Date; or

           (q)  Relevant Event of Default.
                -------------------------

                A Relevant Event of Default occurs and is continuing at any time.

     9.02  Relevant Events of Default with respect to Offer.
           ------------------------------------------------

           Notwithstanding the provisions of Section 9.01, until the expiration of the Certain Funds Period the events set out below shall be the only Events of Default upon the occurrence of which Agent and/or the Lenders shall be entitled to exercise their powers under Section 9.03 with respect to Term Loan A, Term Loan B and the Bidco Loan Notes Credit Support (a"Relevant Event of Default") whether or not caused by any reason outside the control of any Credit Party:

           (a) the Company fails to comply with any of its respective Relevant Undertakings and, if such event is, in the opinion of the Agent, capable of remedy, within 15 days after the earlier of the Agent becoming aware of such default or written notice from the Agent to the Company requiring the failure to be remedied, the Company shall have failed to cure such default; or

           (b) any of the Relevant Representations and Warranties made or deemed to be repeated during the Certain Funds Period is incorrect in any respect when made or deemed to be repeated, in each case by reference to the facts and circumstances then subsisting; or

           (c) any Event of Default with respect to any Credit Party pursuant to Section 9.01(f) or (g); or
        --------------      -

           (d) an order is made for the winding up of Bidco Holding, Bidco, the Target or any Material Target Subsidiary, provided that this clause (d)
                                                                  ---------
     shall not apply to any members' voluntary or other solvent winding up on terms previously approved by the Agent; or

           (e) an administration order is made in relation to or an administrative or other receiver or manager is appointed of Bidco Holding, Bidco, the Target, Van de Steeg Packaging B.V., James Upton B.V., James Upton-Swindon Limited, James Upton Limited, Printing Resources Limited and Sonicon Limited) or any such Person is not Solvent; or

           (f) a resolution is passed for the winding up of Bidco Holding, Bidco, the Target or any Material Target Subsidiary provided that this paragraph(e) shall not apply to any members' voluntary or other solvent winding up on terms previously approved by the Agent;

; provided, however, that in the event that a Default or Event of Default shall have occurred during the Certain Funds Period that would not constitute a Relevant Event of Default, the Credit Parties hereby acknowledge and agree that the Agent and the Lenders shall not be deemed to have waived such Default or Event of Default by the making of any Term Loan A or any Term Loan B to the Company during the Certain Funds Period and that such Default or Event of Default shall be continuing and otherwise actionable in accordance with the terms of this Agreement.

     9.03  Remedies.
           --------

           (a) If any Event of Default (or during the Certain Funds Period, a Relevant Event of Default) occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Lenders:

                (i) declare the commitment and obligation of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                (ii) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable (including, without limitation, satisfying the obligations under paragraph (c) below), and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

                (iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

                (iv) notify the AGI Bond Issuer, Klearfold Bond Issuer, the AGI Trustee and/or the Klearfold Trustee that an Event of Default has occurred hereunder (including without limitation delivering the notice in the form of Exhibit 6 to the AGI Letter of Credit, which Event of Default shall be deemed to include a default under Section 6 of the AGI Reimbursement Agreement) and ask them to take any and all appropriate actions including, without limitation, accelerating the maturity of the AGI Bonds and Klearfold Bonds and requiring drawings against the AGI Letter of Credit and Klearfold Letter of Credit in respect thereof;

           (b) If an Event of Default exists: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the applicable Credit Party's or any Subsidiary Guarantor's premises, at no cost to the Agent or any Lenders, or remove any part of it to such other place or places as the Agent may desire, or the Company shall, upon the Agent's demand, at the Credit Party's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Credit Party agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to a Credit Party if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action. The Agent is hereby granted a license or other right to use, without charge, the Credit Parties' and the Subsidiary Guarantors' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Credit Parties' and the Guarantors' rights under all licenses and all franchise agreements shall inure to the Agent's benefit. The proceeds of sale shall be applied in accordance with this Agreement and the Credit Parties shall remain liable for any deficiency.

           (c) If any Letter of Credit is outstanding upon the termination of this Agreement or the Commitments or if an Event of Default has occurred and is continuing, then upon such termination or during the continuation of such Event of Default the relevant Credit Party shall with respect to each Letter of Credit then outstanding, as the Majority Lenders, in their sole discretion shall specify, either (A) deposit with Agent a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent and in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Revolving Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, or (B) deposit with BofA cash in amounts necessary to reimburse the Agent and the Revolving Lenders for payments made or to be made (including, without limitation, the amount that the Agent estimates will be necessary to cover its expenses and legal fees in connection therewith) by the Agent or the Revolving Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, and grant the Agent (on behalf of the Lenders) a security interest in such deposited funds. Such Supporting Letter of Credit shall be held by Agent and any deposit of cash shall be held by BofA, pursuant to Section 2.07(g), for the ratable benefit of the Agent and the
                  ---------------
Revolving Lenders as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

           (d) Notwithstanding the foregoing, upon the occurrence of any event specified in Sections 9.01(f) or (g) (in the case of clause (i) of Section
             ----------------     -                                -------
9.01(g) upon the expiration of the 60-day period mentioned therein), the
------
commitment and obligation of each Revolving Lenders to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Revolving Loans and all interest and other amounts and obligations as aforesaid (including, without limitation, under clause (c) above) shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Revolving Lenders.

     9.04  Rights Not Exclusive.
           --------------------

           The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

     9.05  Permitted Swap Contract Remedies.
           --------------------------------

           Notwithstanding any other provision of this Article IX, each swap
                                                       ----------
provider shall have the right, with prior notice to the Agent, but without the approval or consent of the Agent or the Lenders, with respect to any Permitted Swap Obligations of such swap provider, (a)to declare an event of default, termination event or other similar event thereunder, (b)to determine net termination amounts in accordance with the terms of such Permitted Swap Obligation, and (c) to prosecute any legal action against any Credit Party to enforce net amounts owing to such swap provider.


                                  ARTICLE X

                                  THE AGENT.

     10.01 Appointment and Authorization; "Agent"
           -------------------------------------

           (a)  Each Lender hereby irrevocably (subject to Section 10.09)
                                                           -------------
appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

           (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i)provided to the Agent in this Article X with respect to any acts
                                            ---------
taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included the Issuing Bank with
                                     ---------
respect to such acts or omissions, and (ii)as additionally provided in this Agreement with respect to the Issuing Bank.

     10.02 Delegation of Duties.
           --------------------

           The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     10.03 Liability of Agent.
           ------------------

           None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Credit Party or any Subsidiary or Affiliate of any Credit Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any of Subsidiary or Affiliate of any Credit Party.

     10.04 Reliance by Agent
           -----------------

           (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

           (b) For purposes of determining compliance with the conditions specified in Sections 5.01, 5.02 or 5.03, each Lender that has executed this
             -------------  ----    ----
Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     10.05 Notice of Default.
           -----------------

           The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the a Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with
Article IX; provided, however, that unless and until the Agent has received any
----------  --------  -------
such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

     10.06  Credit Decision
            ---------------

            Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of each Credit Party and each of its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Credit Party and each of its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to each Credit Party and each of its Subsidiaries hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Credit Party. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Credit Party which may come into the possession of any of the Agent-Related Persons.

     10.07  Indemnification of Agent
            ------------------------

            Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of a Credit Party and without limiting the obligation of such Credit Party to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of a Credit Party. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     10.08  Agent in Individual Capacity
            ----------------------------

            BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, enter into Swap Contracts with, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with a Credit Party and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding a Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, L/C Obligations and Bidco Loan Notes Credit Support Obligations BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or the Issuing Bank.

     10.09  Successor Agent
            ---------------

            The Agent may, and at the request of the Majority Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Credit Parties. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Credit Parties, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any
     ---------     --------------     -----
actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Lenders unless BofA shall also simultaneously be replaced as "Issuing Bank" and "Swing Line Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

     10.10  Withholding Tax
            ---------------

            (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

            (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

            (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement; and

            (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

       (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of a Credit Party to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of a Credit Party to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

       (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of a Credit Party to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

       (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by clause
(a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

            (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     10.11  Collateral Matters
            ------------------

            (a) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

            (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i)upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii)constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii)constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter;
(iv)constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction not prohibited under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v)consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi)if approved, authorized or ratified in writing by the Majority Lenders or all the Lenders, as the case may be, as provided in Section 11.01(f). Upon request by the Agent at any time, the
                   ----------------
Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.11(b), provided that
                                              ----------------
the absence of any such confirmation for whatever reason shall not affect the Agent's rights under this Section 10.11.
                          -------------

            (c) While an Event of Default has occurred and is continuing, the Agent shall deliver a "Payment Blockage Notice" (as defined in the Senior Subordinated Note Indenture) to the trustee under the Senior Subordinated Note Indenture at the direction or with the consent of the Majority Lenders.

     10.12  Agent as English Trustee
            ------------------------

            (a) The Agent in its capacity as trustee or otherwise under the Loan Documents governed by English law:

                 (i) is not liable for any failure, omission, or defect in perfecting or registering the security constituted or created by any Loan Document;

                 (ii) may accept without inquiry such title as any Credit Party or any of its Subsidiaries may have to any asset secured by any Loan Document; and

                 (iii) is not under any obligation to hold any Loan Document or any other document in connection with the Loan Documents or the assets secured by any Loan Document (including title deeds) in its own possession or take any steps to protect or preserve the same. The Agent may permit any Credit Party or any of its Subsidiaries to retain any Loan Document or other document in its possession.

            (b) Except as otherwise provided in the Loan Documents governed by English law, all moneys which under the trusts contained in the Loan Documents are received by the Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of the Agent in any investment authorized by English law for the investment by trustee of trust money or in any other investments which may be selected by the Agent. Additionally, the same may be placed on deposit in the name or under the control of the Agent of such Lender or institution (including the Agent itself) and upon such terms as the Agent may think fit.


                                 ARTICLE XI

                                 MISCELLANEOUS

     11.01  Amendments and Waivers
            ----------------------

            No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the applicable Credit Party or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the applicable Credit Party and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Credit Parties and acknowledged by the Agent, do any of the following:

            (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02);
                                      ------------

            (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

            (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

            (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

            (e) amend this Section, or Section 2.14, the definition of "Majority
                                       ------------
Lenders" or any provision herein providing for consent or other action by all Lenders; or

            (f) release all or substantially all of the Collateral except in connection with a repayment in full of all Obligations and Loans and a termination of the Commitments.

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement, (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     11.02  Notices
            -------

            (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.02, and (ii) shall be
                                            --------------
followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on
Schedule 11.02; or, as directed to a Credit Party or the Agent and/or the Swing
--------------
Line Lender, as the case may be, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X to the Agent and/or the Swing Line
                    ----------  ---    -
Lender, as the case may be, shall not be effective until actually received by the Agent and/or the Swing Line Lender, as the case may be, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually
   -----------
received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

            (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of a Credit Party. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the relevant Credit Party to give such notice and the Agent and the Lenders shall not have any liability to such Credit Party or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of each Credit Party to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

     11.03  No Waiver; Cumulative Remedies
            ------------------------------

            No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     11.04  Costs and Expenses
            ------------------

            Each Credit Party:

            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to Section
                                                                      -------
     5.01(e)) for all reasonable out-of-pocket costs and expenses incurred by
     --------
     BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto and all fees and expenses for title and lien searches, appraisals, surveys, title commitment and insurance costs and corporate search fees; and

            (b) pay or reimburse the Agent and each Lender within five Business Days after demand (subject to Section 5.01(e)) for all reasonable out-of-
                                   ----------------
     pocket costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of a Default or an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     11.05  Company Indemnification
            -----------------------

            Whether or not the transactions contemplated hereby are consummated, each Credit Party hall indemnify, defend and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of a Credit Party entering into this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that no Credit Party shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities which have been finally determined by a court of competent jurisdiction to be the direct and sole result of the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     11.06  Payments Set Aside
            ------------------

            To the extent that a Credit Party makes a payment to the Agent or the Lenders, or the Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     11.07  Successors and Assigns
            ----------------------

            The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

     11.08  Assignments, Participations, etc.
            --------------------------------

            (a) Any Lender may, with the written consent of the Agent, the Issuing Bank, Swing Line Lender and, so long as no Default or Event of Default has occurred and is continuing, the Company, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent, the Issuing Bank, the Swing Line Lender or the Company shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all of, or any part of, the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum aggregate Dollar Equivalent of $5,000,000 (or, if less, the entire amount of such Lender's Loans and Commitments, and such Loans and Commitments may consist of the Revolving Loan Commitments, the Term Loan A Commitments and the Term Loan B Commitments as determined by the assigning Lender) calculated by aggregating the Commitments, Loans and L/C Obligations held by an Eligible Assignee which are Affiliates; provided, however, that each Credit Party and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to each Credit Party and the Agent by such Lender and the Assignee; (ii)such Lender and its Assignee shall have delivered to each Credit Party and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

            (b) From and after the date that the Agent notifies the assignor Lender that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

            (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with Section 11.08(a)), the relevant Credit Party shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitments and, if the assignor Lender has retained a portion of its Loans and its Commitments, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

            (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of a Credit Party (a "Participant") participating interests in any Loans, the Commitments of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i)the originating Lender's obligations under this Agreement shall remain unchanged, (ii)the originating Lender shall remain solely responsible for the performance of such obligations,
(iii) each Credit Party, the Issuing Bank, the Swing Line Lender and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv)no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as required pursuant to the first proviso to Section11.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Credit Parties hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

            (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

            (f) No assignee, participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Article IV than
                                                              ----------
such Lender would have been entitled to receive with respect to the rights transferred or by reason of the provisions of Article IV requiring
                                              ----------
such Lender to designate a different Applicable Lending office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     11.09  Confidentiality
            ---------------

            Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by a Credit Party and provided to it by a Credit Party or any Subsidiary of a Credit Party, or by the Agent on such Person's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with any Credit Party or any of its Subsidiaries; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender, or
(ii) was or becomes available on a non-confidential basis from a source other than a Credit Party, provided that such source is not bound by a confidentiality agreement with a Credit Party known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder;
(H) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which a Credit Party or any Subsidiary of a Credit Party is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

     11.10  Set-off
            -------

            In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to a Credit Party, any such notice being waived by each Credit Party to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the relevant Credit Party or any Subsidiary Guarantor against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the relevant Credit Party or any Subsidiary Guarantor and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     11.11  Automatic Debits of Fees
            ------------------------

            With respect to any principal or interest due on the Loans, unreimbursed L/C Obligation, Commitment Fees, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank, the Swing Line Lender or BofA under the Loan Documents, each Credit Party hereby irrevocably authorizes BofA to debit any deposit account of the relevant Credit Party with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

     11.12  Notification of Addresses, Lending Offices, etc.
            ------------------------------------------------

            Each Lender shall notify the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     11.13  Counterparts
            ------------

            This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     11.14  Severability
            ------------

            The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     11.15  No Third Parties Benefited
            --------------------------

            This Agreement is made and entered into for the sole protection and legal benefit of the Credit Parties, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     11.16  Governing Law and Jurisdiction
            ------------------------------

            (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE CREDIT PARTIES, THE AGENT, THE ISSUING BANK AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE CREDIT PARTIES, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH CREDIT PARTY, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

            (c) EACH OF THE COMPANY AND KLEARFOLD HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AGI WITH OFFICES ON THE DATE HEREOF AT 1950 RUBY ROAD, MELROSE PARK, ILLINOIS 60160, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE COMPANY AND KLEARFOLD AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN ILLINOIS ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE COMPANY AND KLEARFOLD FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AND KLEARFOLD AT ITS ADDRESS SET FORTH ON SCHEDULE 11.02, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY

LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

     11.17  Waiver of Jury Trial
            --------------------

            EACH CREDIT PARTY, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     11.18  Entire Agreement
            ----------------

            Subject to Section 11.21, this Agreement, together with the other
                       -------------
Loan Documents, embodies the entire agreement and understanding among the Credit Parties, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof including, without limitation, the commitment letter among BofA, BancAmerica Robertson Stephens and the Company, dated February 17, 1998.

     11.19  Agent for Service of Process
            ----------------------------

            AGI hereby irrevocably accepts its appointment as agent for service of process for the Company and Klearfold set forth in Section 11.16(c) and
                                                      ----------------
agrees that it (i) shall inform the Agent promptly in writing of any change of its address in the State of Illinois, (ii) shall terminate any of the agency relationships created by Section 11.16(c) only upon 60 days prior written notice
                         ----------------
to the Agent, and (iii) shall perform its obligations as such agent in accordance with the provisions of Section 11.16(c). AGI, as process agent, and
                                  ----------------
its successor or successors agrees to discharge the above-mentioned obligations (and similar duties and obligations to the extent AGI is appointed by any Subsidiary of a Credit Party under any Loan Document from time to time) and will not refuse fulfillment of such obligations under Section 11.16(c) or the Loan
                                                 ----------------
Documents, as the case may be.

AGI agrees that it will maintain an office in Melrose Park, Illinois until such time as the Company and Klearfold shall have entered into a letter agreement in form and substance satisfactory to the Agent appointing another agent for service of process in the State of Illinois, which agent shall be acceptable to the Agent.

     11.20  Judgment Currency
            -----------------

            If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Credit Party in respect of any such sum due from it to the Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Agent or such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent or such Lender in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or such Lender or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent or such Lender in such currency, the Agent or such Lender agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law).

     11.21  Amendment and Restatement
            -------------------------

            (a) On and after the Initial Funding Date, this Agreement will automatically and without further action of any kind amend and restate in its entirety the Prior Loan Document and, upon the Initial Funding Date the terms and provisions of the Prior Loan Document shall, subject to this Section 11.21,
                                                                 -------------
be superseded hereby and thereby; provided, however, that notwithstanding the amendment and restatement of the Prior Loan Document by this Agreement, the Credit Parties shall continue to be liable to BofA and the Agent-Related Persons (as defined in the Prior Loan Document)with respect to agreements on the part of the Credit Parties under the Prior Loan Document to indemnify and hold BofA (individually and as Agent) and the Agent-Related Persons harmless from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which BofA (individually and as Agent) and the Agent-Related Persons may be subject arising in connection with any action taken, failure to take action or transaction contemplated in or under the Prior Loan Document during the period that such agreement was in effect. Without limiting the generality of the foregoing, Section 11.05 and 4.01, 4.03, 4.04, and 4.09 of the Prior Loan
               -------------     ----  ----  ----      ----
Document shall not be superseded, modified or otherwise affected by this Agreement.

            (b) Notwithstanding the amendment and restatement of the Prior Loan Document by this Agreement, the Loans under, and as defined in, the Prior Loan Document ("Continuing Loans") owing to the Lenders by the Company and the L/C Borrowers remain outstanding as of the date hereof, and will remain outstanding as of the Initial Funding Date, and will constitute continuing Obligations hereunder and shall continue to be secured by the Collateral.

            (c) The Continuing Loans and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of the Continuing Loans. In furtherance of and without limiting the foregoing (i) all amounts owing with respect to the Continuing Loans, other than the principal amount thereof, but including, accrued interest, fees and expenses with respect to the Continuing Loans shall have been paid currently on and as of the Initial Funding Date and (ii) from and after the Initial Funding Date, the terms, conditions, and covenants governing the Continuing Loans shall be solely as set forth in this Agreement, which shall supersede the Prior Loan Document in its entirety.

            (d) In the interim period between the Announcement Date and the Initial Funding Date, both the Prior Loan Document and this Agreement will be effective, and the Credit Parties hereby acknowledge and agree that the security interests and Collateral granted under both such agreements uses the same Collateral Documents shall secure and support equally both the Obligations under this Agreement and the Obligations under, and as defined in, the Prior Loan Document.

                         [Signature pages to follow]
                         ---------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        IMPAC GROUP, INC.


                                        By: /s/ David C. Underwood
                                            ----------------------
                                        Title: Chief Financial Officer

                                        AGI INCORPORATED


                                        By: /s/ David C. Underwood
                                            ----------------------
                                        Title: Chief Financial Officer


                                        KLEARFOLD, INC.


                                        By: /s/ David C. Underwood
                                            ----------------------
                                        Title: Chief Financial Officer


                                        BANK OF AMERICA NATIONAL TRUST
                                        & SAVINGS ASSOCIATION, as Agent


                                        By: /s/ David A. Johanson
                                            ----------------------
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST
                                        & SAVINGS ASSOCIATION,
                                        Individually as a Lender, Swing Line
                                        Lender and as the Issuing Bank

                                        By: /s/ George C. Ryan
                                            ----------------------
                                        Title: Vice President

                                 SCHEDULE 1(a)

                       CALCULATION OF THE MANDATORY COST


(a) The Mandatory Cost for a Loan for each of its Interest Periods is the rate determined by the Agent to be equal to the following formulae:

     in relation to a Loan denominated in Sterling:

     BY + S(Y-Z) + F x 0.01 % per annum = Mandatory Cost
     ----------------------
          100-(B + S)

     in relation to any other Loan:

     F x 0.01 % per annum = Mandatory Cost
     --------
        300

     where on the day of application of the formula:

     B is the percentage of the Agent's eligible liabilities (in excess of any stated minimum) which the Bank of England requires the Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     Y is the rate at which Sterling deposits are offered by the Reference Bank to leading banks in the London interbank market at or about 11.00 a.m. on that day for the relevant period;

     S is the percentage of the Agent eligible liabilities which the Bank of England requires the Agent to place as a special deposit;

     Z is the interest rate per annum allowed by the Bank of England on special deposits; and

     F is the charge payable by the Agent to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero expressed in pounds per (Pounds)1 million of the fee base of the Agent.

(b)  For the purposes of this Schedule 3:

     (i) "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

     (ii)  "fee base" has the meaning given to it in the Fees Regulations;

     (iii) "Fees Regulations" means:

           (1) prior to 31st March, 1999, the Banking Supervision (Fees) Regulations 1998; and

           (2) on and after 31st March, 1999, any regulations governing the payment of fees for banking supervision.

     (ii)  "relevant period" in relation to each Interest Period, means:

           (A) if it is three months or less, that Interest Period; or

           (B) if it is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15.

(d) If the Agent can not determine a rate for the Agent, the applicable Mandatory Cost will be determined on the basis of the rate(s) supplied by reference banks selected by the Agent.

(e) (i) The formula is applied on the first day of each relevant period comprised in the relevant Interest Period.

     (ii) The Agent can not determine each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(e) If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Lenders) shall notify the Company of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the Parties.

                                 SCHEDULE 2.01
                                 -------------


                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

---------------------------------------------------------------------------------------
            Revolving
               Loan      Pro Rata    Term Loan    Pro Rata   Term Loan     Pro Rata
Lender      Commitment     Share         A          Share        B           Share
------      ----------     -----         -          -----        -           -----
---------------------------------------------------------------------------------------
Bank of
America
National
Trust &      $53,000,000  100%      $37,000,000    100%       $70,000,000    100%
Savings
Association
---------------------------------------------------------------------------------------
  TOTAL      $53,000,000  100%      $37,000,000    100%       $70,000,000    100%
              ----------  ---        ----------    ---         ----------    ---
---------------------------------------------------------------------------------------

                                SCHEDULE 11.02


                      AGENT AND LENDER NOTICE INFORMATION



BANK OF AMERICA NATIONAL TRUST
  & SAVINGS ASSOCIATION,
as Agent

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Agency Management Services
Tel:  312/828-6228
Fax:  312/974-9102

AGENT'S PAYMENT OFFICE:

Bank of America National Trust &
  Savings Association
Concorde, California
ABA No.:      121-000-358
Account No.:  12334-16101
Attn:  AMS #33499

BANK OF AMERICA NATIONAL TRUST
 & SAVINGS ASSOCIATION,
as a Lender
Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Agency Management Services
Tel:   312/828-6228
Fax:   312/974-9102

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  George Lyman
Tel:  312/828-6773
Fax:  312/828-1974


Payment Instructions:

Bank of America NT & SA
Concorde, California
ABA No.:      121-000-358
Account No.:  12334-16101
Attn:  AMS #33499


BANK OF AMERICA NATIONAL TRUST
  & SAVINGS ASSOCIATION,
as Issuing Bank

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Gail Miller
Tel:   312/923-5924
Fax:   312/987-6828

Payment Instructions:

Bank of America NT & SA
Concorde, California
ABA No.:     121-000-358
Account No.: 12334-16101
Attn:   AMS #33499

BANK AMERICA
NATIONAL TRUST & SAVINGS ASSOCIATION, as Swing Line Lender

One Alie Street
London E18 DE  England
Attn:
Tel:
Fax:
Payment Instructions:

CREDIT PARTY NOTICE INFORMATION


IMPAC Group, Inc.
1950 N. Ruby Street
Melrose Park, Illinois  60160
Attn:David Underwood
Tel: (708) 344-9100
Fax:(708) 344-0083

AGI Incorporated
1950 N. Ruby Street
Melrose Park, Illinois  60160
Attn:David Underwood
Tel:(708) 344-9100
Fax:(708) 344-0083

Klearfold, Inc.
364 Valley Road
Warrington, Pennsylvania  18976
Attn:Daniel Santry
Tel: (215) 443-5065
Fax:(215) 443-7012